UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-00653)

Exact name of registrant as specified in charter:	Putnam Income Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2021

Date of reporting period:	November 1, 2020 — April 30, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Income Fund

Semiannual report
4 | 30 | 21

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PINCX

Putnam
Income
Fund

Semiannual report
4 | 30 | 21

Message from the Trustees

June 9, 2021

Dear Fellow Shareholder:

With summer at hand, it’s worth asking whether the economy has returned to normal. More than half of the 50 states have lifted pandemic-related restrictions. First-quarter growth in U.S. gross domestic product was 6%, reflecting a return nearly to pre-pandemic levels of economic output. The global economy is a different story. Beyond our shores, many nations lag the United States in vaccination rates and business activity.

While there are reasons to feel some relief, it’s important to recognize what may be a new normal. The pandemic is not in the past, and many of the changes precipitated by it could last. During this time, dynamic, well-managed companies have adapted to seize new, more sustainable growth opportunities.

Putnam’s active philosophy is well suited to this time. Putnam’s investment teams are analyzing companies, industries, consumers, and even governments. They try to understand the fundamentals of what has stayed the same and what has changed to uncover valuable investment insights or potential risks.

Thank you for investing with Putnam.

Since Putnam Income Fund’s launch in 1954, the bond market landscape has undergone a dramatic transformation, with a greater variety of fixed-income securities available for investment today than ever before. Amid this evolution, the fund’s goal has remained constant: pursuing high current income and prudent risk management.

The fund’s management team has an average of more than 20 years of industry experience.

In pursuit of the fund’s investment goal, the management team seeks to balance the sources of risk and return in the portfolio. They pursue this strategy by investing in sectors that are not reliant on declining interest rates to drive returns, including sectors that lie outside the benchmark index.

2 Income Fund

The end of an era?

For more than 35 years, declining interest rates have driven bond prices higher. But with interest rates at historically low levels, any strategy that relies on this trend continuing could be risky.

Source: Federal Reserve data as of 4/30/21. Past performance is not indicative of future results.

Allocations are shown as a percentage of the fund’s net assets as of 4/30/21. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

All Bloomberg Barclays indices provided by Bloomberg Index Services Limited.

Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Returns for periods less than one year are cumulative.

All Bloomberg Barclays indices provided by Bloomberg Index Services Limited.

Lipper peer group average provided by Lipper, a Refinitiv company.

* The fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, was introduced on 12/31/75, and the fund’s Lipper category was introduced on 12/31/59. Both post-date the inception date of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/21. See above and pages 10–13 for additional fund performance information. Index descriptions can be found on page 18.

All Bloomberg Barclays indices provided by Bloomberg Index Services Limited.

4 Income Fund

Mike, what was the fund’s investment environment like during the reporting period?

As 2020 came to a close, news of multiple Covid-19 vaccines fueled hopes of returning to more normalcy in the economy, markets, and society. In the early months of the new year, widespread vaccine distribution bolstered investor optimism about the strength of the economic recovery in 2021. A $1.9 trillion aid package signed into law by President Biden in early March provided a further boost to market sentiment. Reflecting the country’s emergence from the pandemic-induced recession, the Commerce Department announced in April that U.S. gross domestic product [GDP] grew at a 6.4% seasonally adjusted annual rate in the first quarter of 2021. Corporate earnings growth for 2021’s first quarter topped consensus forecasts by a sizable margin.

Rising prices for stocks and commodities helped lift the overall market mood. High-yield and investment-grade [IG] corporate credit outperformed the broad IG fixed-income market, with yield spreads tightening across the quality spectrum. [Spreads are the yield advantage credit-sensitive bonds offer over

Income Fund 5

Credit qualities are shown as a percentage of the fund’s net assets as of 4/30/21. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

This chart shows how the fund’s sector weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding.

Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

6 Income Fund

comparable-maturity U.S. Treasuries. Bond prices rise as spreads tighten and fall as spreads widen.] However, concerns about the potential inflationary impact of additional stimulus on top of an already-recovering economy led to an exodus from government bonds. This drove longer-term interest rates higher and placed a degree of pressure on longer-dated IG credit despite spread tightening.

The fund outpaced both its benchmark and the average return of its Lipper peer group for the period. Which holdings and strategies aided relative performance?

Our mortgage-credit holdings contributed the most versus the benchmark. The commercial mortgage sector continued to heal following the dramatic downturn that occurred during the first quarter of 2020. Investor concerns that the Covid-19 pandemic might permanently impair cash flows in certain segments of the commercial mortgage-backed securities [CMBS] market waned as U.S. vaccine distribution became more widespread. As a result, the fund’s holdings of both CMBS cash bonds and exposure to CMBX contributed on a relative basis. [CMBX is a group of tradeable indexes that each reference a basket of 25 CMBS issued in a particular year.]

In the residential mortgage market, our positions in agency credit-risk transfer securities [CRT] also boosted the fund’s relative performance. CRTs benefited from stabilization in the residential mortgage market amid falling delinquencies and fewer people participating in the government’s mortgage forbearance program. Strength in the housing market fueled by robust demand and limited supply provided a further tailwind for the sector.

Strategies targeting prepayment risk also notably contributed this period, driven by our mortgage-basis positioning. This strategy reflects our view on the yield differential between prevailing mortgage rates and U.S. Treasuries. It added value as spreads on agency pass-throughs tightened [meaning their prices rose relative to Treasuries]. Holdings of interest-only [IO] and inverse IO securities also contributed, benefiting from rising interest rates and a steeper yield curve.

What about relative detractors?

A lower-than-benchmark allocation to IG corporate bonds modestly hampered relative performance as spreads tightened and bond prices rose in this market sector.

How did you use derivatives during the period?

We used CMBX credit default swaps to hedge the fund’s CMBS credit and market risks, and to gain access to specific areas of the market. We employed bond futures and interest-rate swaps to take tactical positions at various points along the yield curve, and to hedge the risk associated with the fund’s curve positioning. We also used interest-rate swaps to help manage the fund’s duration and yield-curve positioning. Additionally, we utilized options to isolate the prepayment risks associated with our holdings of collateralized mortgage obligations and to help manage the downside risk of these positions. We used total return swaps to hedge the fund’s sector exposures and to gain access to specific sectors.

What is your near-term outlook?

Overall, we believe the environment for risk assets remains generally supportive. As the U.S. economy reopens amid widespread distribution of Covid-19 vaccines, we believe GDP growth will be robust, particularly in the second and third quarters of 2021, fueled by pent-up consumer demand. We’re also anticipating further strength in corporate earnings growth.

Income Fund 7

Of course, much of this anticipated good news may already be reflected in asset prices, so further gains could be limited.

In light of expectations for sturdier growth, we believe U.S. Treasury yields could rise further this year. That said, we think the trend toward higher rates will be gradual, as bond investors adjust their growth and inflation outlooks, leading to periods of market volatility.

Near-term inflation expectations are significantly higher than they were prior to the pandemic. While it is possible that higher-than-expected inflation could unnerve policymakers and investors, we think the U.S. Federal Reserve [Fed] will view any near-term uptick in domestic inflation as transitory. We believe the Fed will maintain its accommodative policy as it seeks broader and more inclusive employment gains.

What are your current views on the various sectors in which the fund invests?

Looking first at IG corporate credit, we have a positive view of fundamentals and the market’s supply-and-demand backdrop, but are more neutral toward valuation.

From a supply/demand standpoint, new issuance of IG corporate bonds in 2020 reached a record level of $1.7 trillion. We think new issuance is likely to decline substantially this year. Given that there is still strong demand due to the lack of yield globally, reduced supply could lift prices for existing bonds. Overall, we believe reduced bond issuance should be positive for the market’s technical backdrop.

It appears that a significant amount of anticipated good news has been priced in by the IG corporate market. As of period-end, spreads had tightened considerably, making valuations in this sector less attractive, in our view. We continue to look for what we consider to be appealing relative-value investment opportunities, with an emphasis on higher-quality securities.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

8 Income Fund

Within the CMBS market, while a degree of negative sentiment toward certain property types continues, we maintain our conviction in the fund’s CMBX exposure. We believe current valuations fairly compensate investors for existing risk levels and provide an attractive risk premium.

While some parts of the market will likely continue to struggle, there are higher-quality CMBS backed by what we consider to be strong underlying collateral that, in our view, represent appealing investment opportunities.

Within residential mortgage credit, against the backdrop of robust home sales and a rebound in mortgage originations, we continue to find value across numerous market segments. As of April 30, we were seeking investment opportunities among securities that are more senior in the issuer’s capital structure, which provide greater protection in the event of default. Additionally, we continue to favor securities that are backed by what we consider to be higher-quality collateral in more-favorable geographic regions.

In prepayment-sensitive areas of the market, we don’t expect prepayment speeds to slow substantially in the near future. That said, there is now more comfort that speeds have leveled off, giving investors greater confidence in their ability to forecast future speeds. In our view, this should result in increased market demand.

Thanks for your time and for bringing us up to date, Mike.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2021, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (11/1/54)
Before sales charge	7.33%	48.57%	4.04%	25.23%	4.60%	17.23%	5.44%	3.52%	0.18%
After sales charge	7.26	42.63	3.61	20.22	3.75	12.55	4.02	–0.62	–3.83
Class B (3/1/93)
Before CDSC	7.20	40.01	3.42	20.66	3.83	14.70	4.68	2.79	–0.08
After CDSC	7.20	40.01	3.42	18.66	3.48	11.70	3.76	–2.13	–4.89
Class C (7/26/99)
Before CDSC	7.23	39.97	3.42	20.59	3.82	14.68	4.67	2.79	–0.06
After CDSC	7.23	39.97	3.42	20.59	3.82	14.68	4.67	1.81	–1.02
Class M (12/14/94)
Before sales charge	6.91	44.95	3.78	23.56	4.32	16.40	5.19	3.27	0.08
After sales charge	6.86	40.24	3.44	19.54	3.63	12.62	4.04	–0.09	–3.17
Class R (1/21/03)
Net asset value	7.06	45.23	3.80	23.75	4.35	16.62	5.26	3.33	0.20
Class R5 (7/2/12)
Net asset value	7.44	53.04	4.35	27.18	4.93	18.35	5.78	3.80	0.46
Class R6 (7/2/12)
Net asset value	7.45	54.00	4.41	27.60	5.00	18.59	5.85	3.79	0.47
Class Y (6/16/94)
Net asset value	7.44	52.48	4.31	26.81	4.87	18.17	5.72	3.69	0.42

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance

10 Income Fund

of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

Comparative index returns For periods ended 4/30/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Bloomberg Barclays
U.S. Aggregate	—*	39.59%	3.39%	16.98%	3.19%	16.39%	5.19%	–0.27%	–1.52%
Bond Index
Lipper Core Bond
Funds category	—*	40.44	3.44	18.51	3.45	16.92	5.34	2.96	–0.36
average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

All Bloomberg Barclays indices provided by Bloomberg Index Services Limited.

* The fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, was introduced on 12/31/75, and the fund’s Lipper category was introduced on 12/31/59. Both post-date the inception date of the fund’s class A shares.

† Over the 6-month, 1-year, 3-year, 5-year, and 10-year periods ended 4/30/21, there were 513, 502, 471, 417, and 313 funds, respectively, in this Lipper category.

Income Fund 11

Fund price and distribution information For the six-month period ended 4/30/21

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	6		6	6	6		6	6	6	6
Income	$0.072		$0.044	$0.045	$0.065		$0.064	$0.083	$0.084	$0.080
Capital gains
Long-term
gains	0.013		0.013	0.013	0.013		0.013	0.013	0.013	0.013
Short-term
gains	0.212		0.212	0.212	0.212		0.212	0.212	0.212	0.212
Total	$0.297		$0.269	$0.270	$0.290		$0.289	$0.308	$0.309	$0.305
	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value
10/31/20	$7.31	$7.61	$7.21	$7.23	$7.08	$7.32	$7.23	$7.39	$7.44	$7.44
4/30/21	7.03	7.32	6.94	6.96	6.80	7.03	6.96	7.12	7.17	7.17
Current rate	Before	After	Net	Net	Before	After	Net	Net	Net	Net
(end of	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
period)	charge	charge	value	value	charge	charge	value	value	value	value
Current
dividend rate[1]	2.05%	1.97%	1.21%	1.38%	1.94%	1.88%	1.90%	2.36%	2.34%	2.18%
Current
30-day
SEC yield
(with expense
limitation)[2,3]	N/A	2.06	1.40	1.40	N/A	1.84	1.90	2.42	2.49	2.40
Current
30-day
SEC yield
(without
expense
limitation)[3]	N/A	1.97	1.30	1.30	N/A	1.74	1.80	2.32	2.39	2.29

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For a portion of the period, the fund had expense limitations, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 Income Fund

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (11/1/54)
Before sales charge	7.34%	50.92%	4.20%	26.81%	4.86%	16.69%	5.28%	5.32%	–0.10%
After sales charge	7.27	44.88	3.78	21.74	4.01	12.03	3.86	1.10	–4.10
Class B (3/1/93)
Before CDSC	7.20	42.04	3.57	22.03	4.06	14.18	4.52	4.59	–0.48
After CDSC	7.20	42.04	3.57	20.03	3.72	11.18	3.60	–0.41	–5.27
Class C (7/26/99)
Before CDSC	7.24	42.01	3.57	22.12	4.08	14.12	4.50	4.58	–0.48
After CDSC	7.24	42.01	3.57	22.12	4.08	14.12	4.50	3.58	–1.44
Class M (12/14/94)
Before sales charge	6.92	47.05	3.93	25.15	4.59	15.85	5.03	4.96	–0.21
After sales charge	6.87	42.27	3.59	21.08	3.90	12.08	3.88	1.55	–3.45
Class R (1/21/03)
Net asset value	7.07	47.32	3.95	25.32	4.62	16.07	5.09	5.12	–0.22
Class R5 (7/2/12)
Net asset value	7.45	55.18	4.49	28.77	5.19	17.81	5.62	5.58	0.05
Class R6 (7/2/12)
Net asset value	7.46	56.16	4.56	29.19	5.26	18.05	5.69	5.70	0.06
Class Y (6/16/94)
Net asset value	7.44	54.64	4.46	28.39	5.12	17.64	5.56	5.62	0.01

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Income Fund 13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Net expenses for the fiscal
year ended 10/31/20*	0.73%	1.48%	1.48%	0.98%	0.98%	0.45%	0.38%	0.48%
Total annual operating
expenses for the fiscal year
ended 10/31/20	0.85%	1.60%	1.60%	1.10%	1.10%	0.57%	0.50%	0.60%
Annualized expense ratio
for the six-month period
ended 4/30/21	0.73%	1.48%	1.48%	0.98%	0.98%	0.45%	0.38%	0.48%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 2/28/22.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/20 to 4/30/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$3.62	$7.34	$7.34	$4.86	$4.86	$2.24	$1.89	$2.39
Ending value (after expenses)	$1,001.80	$999.20	$999.40	$1,000.80	$1,002.00	$1,004.60	$1,004.70	$1,004.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14 Income Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/21, use the following calculation method. To find the value of your investment on 11/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$3.66	$7.40	$7.40	$4.91	$4.91	$2.26	$1.91	$2.41
Ending value (after expenses)	$1,021.17	$1,017.46	$1,017.46	$1,019.93	$1,019.93	$1,022.56	$1,022.91	$1,022.41

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Income Fund 15

Consider these risks before investing

Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. The fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. The fund’s investments in mortgage-backed securities and asset-backed securities, and in certain other securities and derivatives, may be or become illiquid. The fund’s exposure to mortgage-backed securities may make the fund’s net asset value more susceptible to economic, market, political and other developments affecting the housing or real estate markets and the servicing of mortgage loans secured by real estate properties. The fund currently has significant investment exposure to commercial mortgage-backed securities. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. The value of investments in the fund’s portfolio may fall or fail to rise over time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Our investment techniques, analyses, and judgments may not produce the outcome we intend. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

16 Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC. Effective November 25, 2019, class M shares (excluding those purchased from Japanese distributors) will no longer be available for purchase and will convert automatically to class A shares.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit-risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this

Income Fund 17

risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

CMBX Index is an unmanaged index that tracks the performance of a basket of CMBS issued in a particular year.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or limited, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

18 Income Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2021, Putnam employees had approximately $580,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2021. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2020 through December 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2020. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Income Fund 19

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

20 Income Fund

The fund’s portfolio 4/30/21 (Unaudited)

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (70.3%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (4.4%)
Government National Mortgage Association (1 YR WSJ LIBOR + 1.49%),
3.469%, 12/20/68	$1,544,099	$1,643,486
Government National Mortgage Association Pass-Through Certificates
6.50%, with due dates from 3/15/31 to 10/15/31	99,093	114,993
6.00%, with due dates from 12/20/48 to 4/20/49	729,050	815,971
5.50%, with due dates from 1/20/49 to 11/20/49	3,147,869	3,617,554
5.00%, with due dates from 6/15/40 to 3/20/50	10,742,172	11,999,789
4.70%, with due dates from 6/20/65 to 8/20/67	1,179,975	1,341,122
4.667%, 5/20/65	222,154	244,144
4.66%, 9/20/65	234,849	257,034
4.614%, 6/20/65	31,041	33,663
4.603%, 6/20/67	693,503	783,539
4.572%, 5/20/65	46,949	51,641
4.50%, TBA, 5/1/51	8,000,000	8,652,500
4.50%, with due dates from 5/20/44 to 1/20/50	4,683,113	5,243,506
4.495%, 8/20/65	61,561	66,867
4.491%, 3/20/67	1,065,756	1,209,689
4.487%, 6/20/65	35,899	39,700
4.485%, 5/20/65	858,480	939,740
4.467%, 5/20/65	59,686	64,851
4.406%, 6/20/65	28,725	31,606
4.327%, 5/20/67	352,851	402,869
4.00%, TBA, 5/1/51	36,000,000	38,430,000
4.00%, with due dates from 2/20/48 to 3/20/50	6,669,479	7,271,468
3.50%, TBA, 5/1/51	44,000,000	46,646,873
3.50%, with due dates from 11/15/42 to 3/20/50	24,863,957	27,100,558
3.00%, TBA, 5/1/51	3,000,000	3,138,516
3.00%, with due dates from 3/20/43 to 2/20/50	3,586,482	3,833,654
		163,975,333
U.S. Government Agency Mortgage Obligations (65.9%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
5.00%, with due dates from 3/1/41 to 6/1/49	284,327	324,555
4.50%, with due dates from 7/1/44 to 11/1/49	970,117	1,084,077
4.00%, with due dates from 12/1/44 to 7/1/49	5,050,855	5,556,346
3.50%, with due dates from 4/1/42 to 11/1/47	4,070,691	4,394,772
3.00%, 10/1/46	2,017,687	2,146,760
2.50%, 2/1/51 ##	259,284	270,114
2.50%, 4/1/43	485,892	507,933
Federal National Mortgage Association Pass-Through Certificates
6.00%, with due dates from 2/1/36 to 5/1/41	2,120,477	2,517,526
5.50%, with due dates from 1/1/33 to 2/1/35	341,147	393,365
5.00%, with due dates from 3/1/40 to 8/1/49	4,817,637	5,412,777
4.50%, with due dates from 7/1/44 to 11/1/49	4,883,058	5,419,497
4.00%, 1/1/57	5,440,011	6,085,666
4.00%, with due dates from 8/1/44 to 11/1/49	6,097,100	6,703,795
3.50%, 9/1/57	8,936,555	9,785,247
3.50%, with due dates from 5/1/56 to 6/1/56	3,887,398	4,281,214

Income Fund 21

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (70.3%)* cont.	amount	Value
U.S. Government Agency Mortgage Obligations cont.
Federal National Mortgage Association Pass-Through Certificates
3.50%, with due dates from 5/1/42 to 2/1/47	$9,346,663	$10,178,845
3.50%, 6/1/31	416,201	451,580
3.00%, with due dates from 9/1/42 to 3/1/47	13,018,130	13,973,141
2.50%, 3/1/51 ##	358,939	374,044
2.50%, 2/1/51 ##	418,979	436,348
2.50%, 12/1/50 ##	556,389	579,325
2.50%, 12/1/50 ##	715,811	745,096
2.50%, 11/1/50 ##	694,767	723,191
2.50%, 12/1/47	3,648,610	3,814,124
Uniform Mortgage-Backed Securities
6.00%, TBA, 5/1/51	2,000,000	2,256,094
4.50%, TBA, 5/1/51	23,000,000	25,055,625
4.00%, TBA, 5/1/51	99,000,000	106,363,125
3.50%, TBA, 6/1/51	219,000,000	232,730,271
3.50%, TBA, 5/1/51	261,000,000	277,761,107
3.00%, TBA, 6/1/51	129,000,000	134,986,400
3.00%, TBA, 5/1/51	396,000,000	414,655,322
2.50%, TBA, 6/1/51	280,000,000	289,712,500
2.50%, TBA, 5/1/51	308,000,000	319,429,695
2.00%, TBA, 5/1/51	574,000,000	579,605,454
		2,468,714,931
Total U.S. government and agency mortgage obligations (cost $2,613,247,918)		$2,632,690,264

	Principal
U.S. TREASURY OBLIGATIONS (—%)*	amount	Value
U.S. Treasury Notes 0.25%, 6/30/25 [i]	$334,000	$328,709
Total U.S. treasury obligations (cost $328,709)		$328,709

	Principal
MORTGAGE-BACKED SECURITIES (38.1%)*	amount	Value
Agency collateralized mortgage obligations (14.2%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3408, Class EK, ((-4.024 x 1 Month US LIBOR)
+ 25.79%), 25.332%, 4/15/37	$395,822	$732,271
REMICs IFB Ser. 2976, Class LC, ((-3.667 x 1 Month US LIBOR)
+ 24.42%), 24.00%, 5/15/35	55,650	91,822
REMICs IFB Ser. 3249, Class PS, ((-3.3 x 1 Month US LIBOR)
+ 22.28%), 21.897%, 12/15/36	122,502	199,678
REMICs IFB Ser. 3065, Class DC, ((-3 x 1 Month US LIBOR)
+ 19.86%), 19.516%, 3/15/35	276,672	387,340
REMICs IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR)
+ 16.95%), 16.653%, 6/15/34	128,153	156,347
REMICs IFB Ser. 4738, Class QS, IO, ((-1 x 1 Month US LIBOR)
+ 6.20%), 6.085%, 12/15/47	20,943,841	4,117,733
REMICs IFB Ser. 4461, Class SB, IO, ((-1 x 1 Month US LIBOR)
+ 6.20%), 6.085%, 4/15/45	16,121,579	3,653,537
REMICs IFB Ser. 4839, Class WS, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.985%, 8/15/56	21,270,493	4,998,566

22 Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (38.1%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 4596, Class CS, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.985%, 6/15/46	$16,760,460	$2,974,982
REMICs IFB Ser. 4077, Class HS, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.985%, 7/15/42	9,090,895	1,626,187
REMICs IFB Ser. 4912, Class PS, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 5.944%, 9/25/49	13,391,860	1,989,635
REMICs IFB Ser. 4839, Class AS, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 5.935%, 6/15/42	18,610,471	2,142,741
REMICs IFB Ser. 3852, Class NT, ((-1 x 1 Month US LIBOR) + 6.00%),
5.885%, 5/15/41	600,903	636,559
REMICs Ser. 4973, Class BI, IO, 4.50%, 5/25/50	43,142,030	7,981,276
REMICs Ser. 4975, Class EI, IO, 4.50%, 5/25/50	48,857,680	7,939,617
REMICs Ser. 4132, Class IP, IO, 4.50%, 11/15/42	2,033,605	203,360
REMICs Ser. 4122, Class TI, IO, 4.50%, 10/15/42	1,011,291	132,462
REMICs Ser. 4018, Class DI, IO, 4.50%, 7/15/41	785,885	59,476
REMICs Ser. 5052, Class KI, IO, 4.00%, 12/25/50	71,763,869	11,841,038
REMICs Ser. 5019, Class MI, IO, 4.00%, 10/25/50	63,065,083	8,855,158
REMICs Ser. 5024, Class EI, IO, 4.00%, 10/25/50	135,160,423	21,834,450
REMICs Ser. 4546, Class TI, IO, 4.00%, 12/15/45	5,658,376	741,990
REMICs Ser. 4500, Class GI, IO, 4.00%, 8/15/45	4,353,543	563,566
REMICs Ser. 4165, Class AI, IO, 3.50%, 2/15/43	4,184,064	608,333
REMICs Ser. 5007, Class IP, IO, 3.00%, 7/25/50	53,664,133	8,320,103
REMICs Ser. 4182, Class GI, IO, 3.00%, 1/15/43	5,810,846	215,978
REMICs Ser. 4141, Class PI, IO, 3.00%, 12/15/42	2,904,415	296,294
REMICs Ser. 4158, Class TI, IO, 3.00%, 12/15/42	6,213,485	473,778
REMICs Ser. 4176, Class DI, IO, 3.00%, 12/15/42	7,832,708	560,039
REMICs Ser. 4171, Class NI, IO, 3.00%, 6/15/42	4,304,977	372,309
REMICs Ser. 4183, Class MI, IO, 3.00%, 2/15/42	2,290,873	145,485
REMICs Ser. 4201, Class JI, IO, 3.00%, 12/15/41	5,288,220	250,962
REMICs Ser. 4206, Class IP, IO, 3.00%, 12/15/41	2,907,872	198,734
REMICs Ser. 4004, IO, 3.00%, 3/15/26	672,087	13,442
REMICs Ser. 3835, Class FO, PO, zero %, 4/15/41	2,543,379	2,332,660
REMICs Ser. 3369, Class BO, PO, zero %, 9/15/37	5,808	5,285
REMICs Ser. 3391, PO, zero %, 4/15/37	60,702	56,756
REMICs Ser. 3300, PO, zero %, 2/15/37	65,216	60,977
REMICs Ser. 3206, Class EO, PO, zero %, 8/15/36	3,274	3,110
REMICs Ser. 3175, Class MO, PO, zero %, 6/15/36	10,849	10,198
REMICs Ser. 3210, PO, zero %, 5/15/36	7,137	6,923
REMICs Ser. 3326, Class WF, zero %, 10/15/35	10,749	9,528
REMICs FRB Ser. 3117, Class AF, (1 Month US LIBOR + 0.00%),
zero %, 2/15/36	12,606	11,345
Strips Ser. 315, PO, zero %, 9/15/43	8,720,475	7,846,035
Federal National Mortgage Association
REMICs IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR)
+ 39.90%), 39.263%, 7/25/36	185,430	356,026
REMICs IFB Ser. 06-8, Class HP, ((-3.667 x 1 Month US LIBOR)
+ 24.57%), 24.178%, 3/25/36	187,462	316,986
REMICs IFB Ser. 05-122, Class SE, ((-3.5 x 1 Month US LIBOR)
+ 23.10%), 22.729%, 11/25/35	220,018	321,226

Income Fund 23

	Principal
MORTGAGE-BACKED SECURITIES (38.1%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR)
+ 20.25%), 19.932%, 8/25/35	$79,184	$107,591
REMICs IFB Ser. 05-106, Class JC, ((-3.101 x 1 Month US LIBOR)
+ 20.12%), 19.795%, 12/25/35	230,246	333,856
REMICs IFB Ser. 05-83, Class QP, ((-2.6 x 1 Month US LIBOR)
+ 17.39%), 17.118%, 11/25/34	23,198	27,837
REMICs IFB Ser. 11-4, Class CS, ((-2 x 1 Month US LIBOR) + 12.90%),
12.688%, 5/25/40	302,892	369,528
REMICs IFB Ser. 15-66, Class AS, IO, ((-1 x 1 Month US LIBOR)
+ 6.25%), 6.144%, 9/25/45	22,351,531	4,022,381
REMICs IFB Ser. 14-87, Class MS, IO, ((-1 x 1 Month US LIBOR)
+ 6.25%), 6.144%, 1/25/45	14,990,986	2,698,377
REMICs IFB Ser. 18-44, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.20%), 6.094%, 6/25/48	36,944,841	5,911,175
REMICs IFB Ser. 18-29, Class S, IO, ((-1 x 1 Month US LIBOR)
+ 6.20%), 6.094%, 5/25/48	18,470,257	2,955,241
REMICs IFB Ser. 18-1, Class MS, IO, ((-1 x 1 Month US LIBOR)
+ 6.15%), 6.044%, 2/25/48	11,343,448	1,800,772
REMICs IFB Ser. 17-108, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.15%), 6.044%, 1/25/48	19,358,351	4,113,959
REMICs IFB Ser. 19-3, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.994%, 2/25/49	24,655,249	4,561,221
REMICs IFB Ser. 18-94, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.994%, 1/25/49	8,187,423	985,049
REMICs IFB Ser. 16-91, Class AS, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.994%, 12/25/46	18,814,790	3,363,144
REMICs FRB Ser. 20-12, Class SK, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 5.944%, 3/25/50	49,910,157	9,670,093
REMICs IFB Ser. 19-59, Class SD, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 5.944%, 10/25/49	21,397,614	3,878,469
REMICs IFB Ser. 16-8, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 5.944%, 3/25/46	36,178,505	6,565,404
REMICs FRB Ser. 19-74, Class S, IO, ((-1 x 1 Month US LIBOR)
+ 6.00%), 5.894%, 12/25/49	46,696,276	7,850,834
REMICs IFB Ser. 19-71, Class CS, IO, ((-1 x 1 Month US LIBOR)
+ 6.00%), 5.894%, 11/25/49	9,588,513	2,421,004
REMICs IFB Ser. 19-57, Class LS, IO, ((-1 x 1 Month US LIBOR)
+ 6.00%), 5.894%, 10/25/49	34,276,308	6,395,874
REMICs Ser. 15-33, Class AI, IO, 5.00%, 6/25/45	16,082,346	2,890,489
Interest Strip Ser. 409, Class C24, IO, 4.50%, 4/25/42	6,860,380	1,214,082
REMICs Ser. 18-3, Class AI, IO, 4.50%, 12/25/47	14,670,890	2,354,238
REMICs Ser. 17-87, Class IA, IO, 4.50%, 11/25/47	28,719,845	4,469,382
REMICs Ser. 17-72, Class ID, IO, 4.50%, 9/25/47	23,284,249	3,579,953
REMICs Ser. 15-3, Class BI, IO, 4.00%, 3/25/44	1,449,572	45,005
REMICs Ser. 12-124, Class UI, IO, 4.00%, 11/25/42	6,177,114	870,559
REMICs Ser. 12-118, Class PI, IO, 4.00%, 6/25/42	5,158,271	648,122
REMICs Ser. 12-62, Class EI, IO, 4.00%, 4/25/41	2,191,713	121,424
REMICs Ser. 12-22, Class CI, IO, 4.00%, 3/25/41	2,276,070	150,849
REMICs Ser. 20-95, Class GI, IO, 3.50%, 1/25/51	54,359,779	8,309,908
REMICs Ser. 17-12, IO, 3.50%, 3/25/47	5,691,206	669,861

24 Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (38.1%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs Ser. 15-10, Class AI, IO, 3.50%, 8/25/43	$4,118,920	$231,032
REMICs Ser. 13-18, Class IN, IO, 3.50%, 3/25/43	2,004,488	226,221
REMICs Ser. 14-10, IO, 3.50%, 8/25/42	2,356,960	199,708
REMICs Ser. 12-128, Class QI, IO, 3.50%, 6/25/42	4,307,360	334,339
REMICs Ser. 14-20, Class IA, IO, 3.50%, 7/25/39	933,239	13,811
REMICs Ser. 20-68, Class LI, IO, 3.00%, 10/25/50	66,345,566	9,876,400
REMICs Ser. 20-60, Class CI, IO, 3.00%, 9/25/50	72,171,783	11,908,344
REMICs Ser. 13-55, Class IK, IO, 3.00%, 4/25/43	2,221,532	232,448
REMICs Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	3,322,020	355,064
REMICs Ser. 12-144, Class KI, IO, 3.00%, 11/25/42	3,723,648	225,337
REMICs Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	1,570,418	82,469
REMICs Ser. 13-55, Class PI, IO, 3.00%, 5/25/42	2,314,366	92,774
REMICs Ser. 13-35, Class PI, IO, 3.00%, 2/25/42	3,928,923	159,369
REMICs Ser. 13-67, Class IP, IO, 3.00%, 2/25/42	2,624,950	95,068
REMICs Ser. 13-30, Class IP, IO, 3.00%, 10/25/41	829,854	18,828
REMICs Ser. 13-23, Class LI, IO, 3.00%, 6/25/41	1,010,328	33,901
REMICs Ser. 14-28, Class AI, IO, 3.00%, 3/25/40	5,109,821	177,587
REMICs Ser. 21-12, Class NI, IO, 2.50%, 3/25/51	31,946,127	5,510,707
REMICs FRB Ser. 01-50, Class B1, IO, 0.384%, 10/25/41 W	205,879	926
Trust FRB Ser. 05-W4, Class 1A, IO, 0.061%, 8/25/45 W	59,197	71
REMICs Ser. 03-34, Class P1, PO, zero %, 4/25/43	93,144	77,310
REMICs Ser. 07-64, Class LO, PO, zero %, 7/25/37	9,332	8,919
REMICs Ser. 07-14, Class KO, PO, zero %, 3/25/37	68,196	63,422
REMICs Ser. 06-125, Class OX, PO, zero %, 1/25/37	6,832	6,148
REMICs Ser. 06-84, Class OT, PO, zero %, 9/25/36	7,575	6,969
REMICs Ser. 06-46, Class OC, PO, zero %, 6/25/36	6,330	5,951
Government National Mortgage Association
IFB Ser. 10-9, Class YD, IO, ((-1 x 1 Month US LIBOR) + 6.80%),
6.684%, 1/16/40	11,609,273	2,503,764
FRB Ser. 20-112, Class MS, IO, ((-1 x 1 Month US LIBOR) + 6.30%),
6.184%, 8/20/50	47,753,265	10,565,410
IFB Ser. 20-142, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.30%),
6.184%, 9/20/50	40,432,459	11,681,827
IFB Ser. 18-91, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.25%),
6.134%, 7/20/48	8,719,747	1,379,238
IFB Ser. 20-98, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.20%),
6.084%, 7/20/50	45,286,191	9,172,597
IFB Ser. 14-131, Class BS, IO, ((-1 x 1 Month US LIBOR) + 6.20%),
6.084%, 9/16/44	11,352,187	3,110,873
IFB Ser. 12-149, Class GS, IO, ((-1 x 1 Month US LIBOR) + 6.20%),
6.084%, 12/20/42	13,638,738	2,673,875
IFB Ser. 19-123, Class SL, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
6.034%, 10/20/49	37,464,920	5,116,970
IFB Ser. 18-168, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
6.034%, 12/20/48	33,122,827	5,949,658
IFB Ser. 13-129, Class SN, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
6.034%, 9/20/43	1,083,629	212,153
Ser. 09-79, Class IC, IO, 6.00%, 8/20/39	6,044,309	864,880

Income Fund 25

	Principal
MORTGAGE-BACKED SECURITIES (38.1%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 20-32, Class GS, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.984%, 3/20/50	$32,459,974	$5,372,567
IFB Ser. 20-11, Class SY, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.984%, 1/20/50	71,706,942	11,114,576
IFB Ser. 19-83, Class JS, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.984%, 7/20/49	25,272,866	3,859,167
IFB Ser. 19-83, Class SW, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.984%, 7/20/49	34,623,254	5,756,116
IFB Ser. 19-65, Class BS, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.984%, 5/20/49	11,305,322	2,122,348
IFB Ser. 19-20, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.984%, 2/20/49	27,779,351	5,288,925
IFB Ser. 18-155, Class SE, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.984%, 11/20/48	19,279,124	2,951,320
IFB Ser. 18-148, Class GS, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.984%, 2/16/46	17,011,909	3,388,573
IFB Ser. 20-55, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.934%, 4/20/50	86,357,830	13,091,847
IFB Ser. 20-15, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.934%, 2/20/50	2,059,439	252,193
IFB Ser. 20-18, Class GS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.934%, 2/20/50	84,245,155	16,209,012
IFB Ser. 19-125, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.934%, 10/20/49	5,020,440	1,345,936
IFB Ser. 20-34, Class SQ, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.934%, 10/20/49	39,805,891	5,641,469
IFB Ser. 19-119, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.934%, 9/16/49	24,047,889	5,767,369
IFB Ser. 19-108, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.934%, 8/20/49	24,362,831	3,787,865
IFB Ser. 19-99, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.934%, 8/20/49	4,247,290	620,253
IFB Ser. 19-78, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.934%, 6/20/49	10,372,066	1,327,604
IFB Ser. 19-44, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.934%, 4/20/49	18,212,548	2,166,965
IFB Ser. 19-30, Class SH, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.934%, 3/20/49	28,739,451	4,759,311
IFB Ser. 19-21, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.934%, 2/20/49	16,266,827	2,318,023
FRB Ser. 20-47, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.00%),
5.884%, 2/20/49	60,178,022	11,022,207
IFB Ser. 19-121, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.00%),
5.884%, 10/20/49	3,501,528	1,161,975
IFB Ser. 10-31, Class SA, IO, ((-1 x 1 Month US LIBOR) + 5.75%),
5.634%, 3/20/40	16,642,390	2,891,615
Ser. 18-127, Class ID, IO, 5.00%, 7/20/45	193,748	28,545
Ser. 15-69, IO, 5.00%, 5/20/45	8,640,304	1,695,660
Ser. 14-180, IO, 5.00%, 12/20/44	11,403,908	2,252,272
Ser. 14-76, IO, 5.00%, 5/20/44	3,078,460	545,232

26 Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (38.1%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	$1,413,383	$250,876
Ser. 11-116, Class IB, IO, 5.00%, 10/20/40	14,404	1,314
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	943,280	185,415
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	8,555,202	1,678,958
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	4,008,895	781,734
Ser. 19-83, IO, 4.50%, 6/20/49	21,566,388	3,046,252
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	530,923	55,099
Ser. 15-13, Class BI, IO, 4.50%, 1/20/45	17,050,457	3,135,821
Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	1,971,384	164,650
Ser. 13-20, Class QI, IO, 4.50%, 12/16/42	5,652,951	768,264
Ser. 12-129, IO, 4.50%, 11/16/42	3,318,869	631,348
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	1,408,857	245,475
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	1,449,665	222,958
Ser. 14-71, Class BI, IO, 4.50%, 5/20/29	3,282,472	193,863
Ser. 20-46, Class MI, IO, 4.00%, 4/20/50	36,888,308	4,795,061
Ser. 15-149, Class KI, IO, 4.00%, 10/20/45	8,433,167	1,275,854
Ser. 15-94, IO, 4.00%, 7/20/45	446,861	78,201
Ser. 15-99, Class LI, IO, 4.00%, 7/20/45	874,103	79,000
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	9,998,658	1,799,758
Ser. 14-2, Class IL, IO, 4.00%, 1/16/44	3,051,123	461,799
Ser. 14-63, Class PI, IO, 4.00%, 7/20/43	3,646,091	317,819
Ser. 15-52, Class IE, IO, 4.00%, 1/16/43	5,285,534	552,925
Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	2,991,176	484,208
Ser. 12-38, Class MI, IO, 4.00%, 3/20/42	20,639,474	3,560,309
Ser. 12-50, Class PI, IO, 4.00%, 12/20/41	5,767,860	581,279
Ser. 14-4, Class IK, IO, 4.00%, 7/20/39	697,475	11,441
Ser. 11-71, Class IK, IO, 4.00%, 4/16/39	1,565,980	31,423
Ser. 14-133, Class AI, IO, 4.00%, 10/20/36	2,616,897	43,632
Ser. 19-158, Class PI, IO, 3.50%, 12/20/49	146,859,806	19,137,301
Ser. 19-151, Class NI, IO, 3.50%, 10/20/49	42,416,492	4,169,825
Ser. 18-127, Class IE, IO, 3.50%, 1/20/46	2,057,761	206,167
Ser. 15-69, Class XI, IO, 3.50%, 5/20/45	5,958,036	387,272
Ser. 16-136, Class YI, IO, 3.50%, 3/20/45	3,108,092	151,668
Ser. 15-20, Class PI, IO, 3.50%, 2/20/45	4,632,261	602,194
Ser. 15-24, Class IA, IO, 3.50%, 2/20/45	4,080,044	387,604
Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	1,251,733	86,528
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	1,311,047	149,237
Ser. 12-145, IO, 3.50%, 12/20/42	3,222,122	595,290
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	957,123	106,288
Ser. 12-136, IO, 3.50%, 11/20/42	8,676,741	1,322,456
Ser. 12-113, Class ID, IO, 3.50%, 9/20/42	11,556,557	2,004,273
Ser. 18-127, Class IA, IO, 3.50%, 4/20/42	6,695,735	497,158
Ser. 15-36, Class GI, IO, 3.50%, 6/16/41	3,597,076	198,132
Ser. 14-102, Class IG, IO, 3.50%, 3/16/41	2,937,016	191,517
Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	5,945,872	386,482
Ser. 15-26, Class AI, IO, 3.50%, 5/20/39	8,547,781	320,542
Ser. 15-87, Class AI, IO, 3.50%, 12/20/38	1,394,184	8,525
Ser. 15-24, Class IC, IO, 3.50%, 11/20/37	3,753,243	168,896

Income Fund 27

	Principal
MORTGAGE-BACKED SECURITIES (38.1%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 14-100, Class JI, IO, 3.50%, 7/16/29	$6,469,819	$494,191
Ser. 20-176, Class BI, IO, 3.00%, 11/20/50	54,191,677	8,646,661
Ser. 14-141, Class CI, IO, 3.00%, 3/20/40	1,400,283	38,508
Ser. 13-23, Class IK, IO, 3.00%, 9/20/37	6,286,487	330,041
Ser. 14-46, Class KI, IO, 3.00%, 6/20/36	1,017,921	25,448
Ser. 14-30, Class KI, IO, 3.00%, 2/16/29	2,443,706	140,513
Ser. 14-5, Class LI, IO, 3.00%, 1/16/29	2,692,917	158,344
Ser. 13-164, Class CI, IO, 3.00%, 11/16/28	5,163,374	315,998
Ser. 20-151, Class MI, IO, 2.50%, 10/20/50	40,482,346	5,212,102
Ser. 17-H18, Class CI, IO, 2.48%, 9/20/67 W	11,810,462	1,332,905
Ser. 16-H27, Class BI, IO, 2.475%, 12/20/66 W	10,109,474	885,974
FRB Ser. 15-H16, Class XI, IO, 2.397%, 7/20/65 W	17,530,125	1,516,356
Ser. 18-H05, Class AI, IO, 2.389%, 2/20/68 W	18,450,507	1,862,348
Ser. 16-H23, Class NI, IO, 2.385%, 10/20/66 W	35,459,999	2,989,278
Ser. 19-H02, Class DI, IO, 2.383%, 11/20/68 W	20,606,938	1,914,426
Ser. 18-H02, Class EI, IO, 2.378%, 1/20/68 W	14,140,313	1,405,194
Ser. 18-H20, Class BI, IO, 2.36%, 6/20/68 W	24,829,811	2,140,131
Ser. 18-H17, Class GI, IO, 2.305%, 10/20/68 W	23,521,738	2,118,650
Ser. 19-H14, Class IB, IO, 2.292%, 8/20/69 W	24,464,611	2,220,359
Ser. 17-H08, Class NI, IO, 2.29%, 3/20/67 W	11,940,531	1,001,811
Ser. 20-H02, Class GI, IO, 2.286%, 1/20/70 W	31,549,672	2,918,723
Ser. 16-H24, Class JI, IO, 2.215%, 11/20/66 W	13,317,018	1,254,942
Ser. 16-H11, Class HI, IO, 2.105%, 1/20/66 W	30,433,122	1,841,539
Ser. 17-H12, Class QI, IO, 2.005%, 5/20/67 W	18,624,886	1,604,832
Ser. 15-H15, Class JI, IO, 1.959%, 6/20/65 W	15,671,681	1,289,779
Ser. 15-H25, Class CI, IO, 1.932%, 10/20/65 W	18,012,202	1,309,487
Ser. 15-H26, Class DI, IO, 1.911%, 10/20/65 W	16,374,063	1,317,359
Ser. 17-H23, Class BI, IO, 1.887%, 11/20/67 W	17,474,625	1,473,111
Ser. 15-H12, Class AI, IO, 1.861%, 5/20/65 W	23,314,986	1,487,496
Ser. 15-H20, Class AI, IO, 1.822%, 8/20/65 W	20,590,506	1,513,402
Ser. 15-H10, Class CI, IO, 1.805%, 4/20/65 W	23,555,920	1,627,714
Ser. 15-H12, Class GI, IO, 1.794%, 5/20/65 W	26,820,031	2,027,594
Ser. 15-H12, Class EI, IO, 1.71%, 4/20/65 W	21,253,149	1,472,843
Ser. 15-H09, Class BI, IO, 1.688%, 3/20/65 W	24,075,353	1,527,437
Ser. 17-H14, Class EI, IO, 1.621%, 6/20/67 W	19,646,893	1,290,270
Ser. 15-H25, Class AI, IO, 1.617%, 9/20/65 W	18,220,359	1,155,171
Ser. 15-H01, Class CI, IO, 1.607%, 12/20/64 W	16,841,330	624,460
Ser. 15-H04, Class AI, IO, 1.598%, 12/20/64 W	22,913,703	1,440,493
Ser. 15-H17, Class CI, IO, 1.575%, 6/20/65 W	19,982,420	697,466
Ser. 17-H10, Class MI, IO, 1.57%, 4/20/67 W	16,053,034	1,136,555
Ser. 15-H14, Class BI, IO, 1.558%, 5/20/65 W	1,698,789	60,555
Ser. 15-H28, Class DI, IO, 1.552%, 8/20/65 W	18,751,972	1,120,805
Ser. 16-H02, Class HI, IO, 1.549%, 1/20/66 W	36,684,792	2,230,435
Ser. 16-H04, Class KI, IO, 1.533%, 2/20/66 W	22,873,114	1,289,861
Ser. 14-H11, Class GI, IO, 1.49%, 6/20/64 W	37,149,898	2,262,577
Ser. 14-H07, Class BI, IO, 1.477%, 5/20/64 W	31,188,036	2,062,995
Ser. 10-H19, Class GI, IO, 1.409%, 8/20/60 W	20,497,521	1,017,046

28 Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (38.1%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 11-70, Class YI, IO, ((-1 x 1 Month US LIBOR) + 5.00%),
0.15%, 12/20/40	$5,860,256	$20,427
Ser. 10-151, Class KO, PO, zero %, 6/16/37	133,363	120,102
Ser. 06-36, Class OD, PO, zero %, 7/16/36	7,876	7,088
		530,385,190
Commercial mortgage-backed securities (13.6%)
Banc of America Commercial Mortgage Trust
FRB Ser. 16-UB10, Class C, 5.03%, 7/15/49 W	4,456,000	4,819,843
FRB Ser. 15-UBS7, Class B, 4.522%, 9/15/48 W	7,695,000	8,113,967
FRB Ser. 07-1, Class XW, IO, 0.622%, 1/15/49 W	192,429	2
BANK
FRB Ser. 20-BN26, Class XA, IO, 1.352%, 3/15/63 W	35,269,019	3,103,674
FRB Ser. 18-BN13, Class XA, IO, 0.653%, 8/15/61 W	199,416,966	5,107,667
BBCMS Mortgage Trust
FRB Ser. 20-C7, Class B, 3.152%, 4/15/53 W	4,000,000	4,144,916
FRB Ser. 20-C7, Class XA, IO, 1.743%, 4/15/53 W	53,143,417	5,630,067
Bear Stearns Commercial Mortgage Securities Trust FRB
Ser. 07-T26, Class AJ, 5.541%, 1/12/45 W	4,551,000	3,709,065
Bear Stearns Commercial Mortgage Securities Trust 144A FRB
Ser. 06-PW14, Class X1, IO, 0.76%, 12/11/38 W	199,052	2,050
CD Commercial Mortgage Trust FRB Ser. 17-CD6, Class C,
4.409%, 11/13/50 W	7,887,000	8,356,496
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.935%, 12/15/47 W	601,000	614,523
FRB Ser. 11-C2, Class E, 5.935%, 12/15/47 W	3,258,000	3,186,766
Citigroup Commercial Mortgage Trust
FRB Ser. 14-GC19, Class XA, IO, 1.305%, 3/10/47 W	64,390,992	1,723,618
FRB Ser. 13-GC17, Class XA, IO, 1.174%, 11/10/46 W	29,233,544	631,357
Citigroup Commercial Mortgage Trust 144A FRB Ser. 06-C5,
Class XC, IO, 0.715%, 10/15/49 W	6,783,506	91
COMM Mortgage Trust
FRB Ser. 12-CR1, Class C, 5.533%, 5/15/45 W	4,003,000	3,348,261
FRB Ser. 14-CR17, Class C, 4.944%, 5/10/47 W	3,406,000	3,632,029
FRB Ser. 14-CR18, Class C, 4.901%, 7/15/47 W	2,758,000	2,829,945
Ser. 13-CR11, Class AM, 4.715%, 8/10/50 W	949,000	1,024,123
FRB Ser. 18-COR3, Class C, 4.713%, 5/10/51 W	11,276,000	12,310,974
FRB Ser. 17-COR2, Class C, 4.712%, 9/10/50 W	5,288,000	5,723,667
FRB Ser. 14-UBS6, Class C, 4.593%, 12/10/47 W	504,000	528,465
Ser. 14-LC17, Class B, 4.49%, 10/10/47 W	2,308,000	2,528,884
FRB Ser. 13-LC13, Class XA, IO, 1.286%, 8/10/46 W	25,883,128	514,391
FRB Ser. 14-UBS4, Class XA, IO, 1.255%, 8/10/47 W	25,647,200	752,920
FRB Ser. 14-LC15, Class XA, IO, 1.25%, 4/10/47 W	62,925,876	1,617,195
FRB Ser. 14-CR18, Class XA, IO, 1.162%, 7/15/47 W	19,040,914	521,721
FRB Ser. 14-CR17, Class XA, IO, 1.127%, 5/10/47 W	39,053,743	964,588
FRB Ser. 14-CR19, Class XA, IO, 1.126%, 8/10/47 W	21,934,207	556,129
FRB Ser. 15-CR23, Class XA, IO, 1.034%, 5/10/48 W	31,556,069	896,003
FRB Ser. 14-UBS6, Class XA, IO, 1.034%, 12/10/47 W	48,571,383	1,173,242
FRB Ser. 14-LC17, Class XA, IO, 0.873%, 10/10/47 W	19,012,452	369,830
FRB Ser. 19-GC44, Class XA, IO, 0.769%, 8/15/57 W	90,668,174	3,754,197

Income Fund 29

	Principal
MORTGAGE-BACKED SECURITIES (38.1%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
COMM Mortgage Trust 144A
FRB Ser. 12-CR1, Class D, 5.533%, 5/15/45 W	$1,651,000	$1,293,677
FRB Ser. 13-CR13, Class E, 5.046%, 11/10/46 W	1,524,000	1,472,325
FRB Ser. 14-CR17, Class D, 5.008%, 5/10/47 W	4,337,000	4,076,377
FRB Ser. 14-CR19, Class D, 4.865%, 8/10/47 W	2,364,000	2,243,166
Ser. 12-LC4, Class E, 4.25%, 12/10/44	1,918,000	1,375,647
FRB Ser. 13-CR6, Class D, 4.225%, 3/10/46 W	1,683,000	1,566,387
Ser. 13-LC6, Class E, 3.50%, 1/10/46	3,735,000	3,070,170
Ser. 15-LC19, Class D, 2.867%, 2/10/48	5,800,000	5,616,117
FRB Ser. 12-LC4, Class XA, IO, 2.279%, 12/10/44 W	18,950,491	111,770
Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 08-C1, Class AJ, 5.997%, 2/15/41 W	9,821,289	4,789,843
FRB Ser. 07-C4, Class C, 5.91%, 9/15/39 W	75,873	75,805
FRB Ser. 07-C2, Class AX, IO, 0.049%, 1/15/49 W	6,208,432	2
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.267%, 5/15/38 W	102,313	779
CSAIL Commercial Mortgage Trust
FRB Ser. 15-C4, Class B, 4.464%, 11/15/48 W	11,011,000	12,048,957
FRB Ser. 15-C1, Class C, 4.405%, 4/15/50 W	3,716,000	3,588,692
FRB Ser. 19-C17, Class XA, IO, 1.507%, 9/15/52 W	60,594,000	5,338,871
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.905%, 4/15/50 W	4,076,000	2,932,021
CSMC Trust FRB Ser. 16-NXSR, Class XA, IO, 0.901%, 12/15/49 W	126,019,142	3,659,344
DBUBS Mortgage Trust 144A
FRB Ser. 11-LC2A, Class C, 5.616%, 7/10/44 W	5,407,538	5,412,405
FRB Ser. 11-LC3A, Class D, 5.517%, 8/10/44 W	1,598,500	1,567,097
Federal Home Loan Mortgage Corporation
Multiclass Certificates Ser. 20-RR02, Class DX, IO,
1.816%, 9/27/28 W	56,223,000	6,706,549
Multifamily Structured Pass-Through Certificates FRB Ser. K110,
Class X1, IO, 1.815%, 4/25/30 W	38,355,383	4,901,216
Multifamily Structured Pass-Through Certificates FRB Ser. K105,
Class X1, IO, 1.645%, 1/25/30 W	112,146,552	12,927,357
Multifamily Structured Pass-Through Certificates FRB Ser. K104,
Class X1, IO, 1.248%, 1/25/30 W	56,955,419	4,804,081
Multifamily Structured Pass-Through Certificates FRB Ser. K100,
Class X1, IO, 0.77%, 9/25/29 W	46,539,142	2,254,821
FREMF Mortgage Trust 144A
FRB Ser. 19-KF66, Class B, (1 Month US LIBOR + 2.40%),
2.511%, 7/25/29	13,865,413	13,967,060
FRB Ser. 19-KF71, Class B, (1 Month US LIBOR + 2.30%),
2.411%, 10/25/29	6,464,572	6,468,192
FRB Ser. 18-KF43, Class B, (1 Month US LIBOR + 2.15%),
2.261%, 1/25/28	2,933,874	2,862,792
GS Mortgage Securities Corp., II FRB Ser. 13-GC10, Class XA, IO,
1.631%, 2/10/46 W	59,764,355	1,279,919
GS Mortgage Securities Corp., II 144A Ser. 13-GC10, Class C,
4.285%, 2/10/46 W	12,605,000	13,035,245

30 Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (38.1%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
GS Mortgage Securities Trust
FRB Ser. 14-GC18, Class C, 5.155%, 1/10/47 W	$5,144,000	$4,372,400
FRB Ser. 14-GC22, Class C, 4.847%, 6/10/47 W	4,081,000	4,281,553
FRB Ser. 13-GC12, Class XA, IO, 1.539%, 6/10/46 W	29,216,561	647,322
FRB Ser. 14-GC18, Class XA, IO, 1.168%, 1/10/47 W	38,015,470	802,126
FRB Ser. 14-GC22, Class XA, IO, 1.134%, 6/10/47 W	59,838,439	1,150,974
GS Mortgage Securities Trust 144A Ser. 12-GCJ9, Class C,
4.448%, 11/10/45 W	11,564,000	11,814,849
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 13-C15, Class C, 5.369%, 11/15/45 W	7,601,000	8,154,398
Ser. 13-C17, Class AS, 4.458%, 1/15/47	5,595,000	5,898,305
FRB Ser. 13-C12, Class C, 4.236%, 7/15/45 W	6,269,000	6,467,975
FRB Ser. 14-C25, Class XA, IO, 0.988%, 11/15/47 W	26,502,027	666,314
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 13-C14, Class E, 4.847%, 8/15/46 W	4,371,000	2,675,292
FRB Ser. C14, Class D, 4.847%, 8/15/46 W	5,853,000	4,046,856
FRB Ser. 14-C25, Class D, 4.095%, 11/15/47 W	5,070,000	3,801,476
Ser. 14-C25, Class E, 3.332%, 11/15/47 W	4,818,000	2,429,245
JPMDB Commercial Mortgage Securities Trust
FRB Ser. 17-C5, Class XA, IO, 1.096%, 3/15/50 W	156,537,896	7,013,680
FRB Ser. 19-COR6, Class XA, IO, 1.072%, 11/13/52 W	69,338,754	4,853,713
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 06-LDP9, Class AMS, 5.337%, 5/15/47	3,425,731	2,884,023
Ser. 13-LC11, Class B, 3.499%, 4/15/46	4,970,000	5,073,953
FRB Ser. 16-JP2, Class XA, IO, 1.942%, 8/15/49 W	17,050,086	1,295,125
FRB Ser. 12-LC9, Class XA, IO, 1.634%, 12/15/47 W	27,057,209	500,650
FRB Ser. 13-LC11, Class XA, IO, 1.382%, 4/15/46 W	37,074,234	716,274
FRB Ser. 13-C10, Class XA, IO, 1.086%, 12/15/47 W	62,057,453	837,776
FRB Ser. 13-C16, Class XA, IO, 1.081%, 12/15/46 W	41,668,065	819,277
FRB Ser. 07-LDPX, Class X, IO, 0.581%, 1/15/49 W	208,131	2
FRB Ser. 06-LDP8, Class X, IO, 0.284%, 5/15/45 W	149,806	1
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 11-C3, Class D, 5.706%, 2/15/46 W	1,986,000	1,254,106
FRB Ser. 11-C3, Class F, 5.706%, 2/15/46 W	4,436,000	1,036,511
FRB Ser. 11-C4, Class C, 5.549%, 7/15/46 W	5,523,673	5,516,498
FRB Ser. 12-C6, Class E, 5.313%, 5/15/45 W	4,317,000	2,115,330
FRB Ser. 12-C8, Class D, 4.825%, 10/15/45 W	3,906,000	3,437,135
FRB Ser. 12-C8, Class C, 4.777%, 10/15/45 W	6,475,000	5,972,021
FRB Ser. 12-LC9, Class D, 4.566%, 12/15/47 W	621,000	605,453
FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46 W	2,038,000	1,347,964
LB-UBS Commercial Mortgage Trust FRB Ser. 07-C2, Class XW, IO,
0.336%, 2/15/40 W	128,249	6
LB-UBS Commercial Mortgage Trust 144A FRB Ser. 07-C2,
Class XCL, IO, 0.336%, 2/15/40 W	2,840,773	131
Mezz Cap Commercial Mortgage Trust 144A FRB Ser. 06-C4,
Class X, IO, 6.11%, 7/15/45 W	47,185	—
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C14, Class C, 5.218%, 2/15/47 W	4,565,000	4,904,565
FRB Ser. 13-C7, Class XA, IO, 1.462%, 2/15/46 W	48,775,623	794,409

Income Fund 31

	Principal
MORTGAGE-BACKED SECURITIES (38.1%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 15-C26, Class XA, IO, 1.162%, 10/15/48 W	$36,828,059	$1,260,514
FRB Ser. 13-C12, Class XA, IO, 0.744%, 10/15/46 W	105,533,771	1,221,701
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C11, Class D, 4.497%, 8/15/46 W	3,329,000	299,277
FRB Ser. 13-C11, Class F, 4.497%, 8/15/46 W	6,212,000	2,049,960
FRB Ser. 13-C10, Class E, 4.217%, 7/15/46 W	5,447,000	4,188,454
FRB Ser. 13-C10, Class F, 4.217%, 7/15/46 W	2,331,000	746,153
Ser. 14-C17, Class E, 3.50%, 8/15/47	2,709,000	1,665,759
Morgan Stanley Capital I Trust
FRB Ser. 16-BNK2, Class XA, IO, 1.169%, 11/15/49 W	26,895,143	1,073,627
FRB Ser. 18-H4, Class XA, IO, 1.027%, 12/15/51 W	56,891,828	3,041,653
FRB Ser. 18-H3, Class XA, IO, 0.988%, 7/15/51 W	60,189,088	2,743,364
FRB Ser. 16-UB12, Class XA, IO, 0.893%, 12/15/49 W	76,145,233	2,229,944
Morgan Stanley Capital I Trust 144A
Ser. 12-C4, Class C, 5.599%, 3/15/45 W	4,345,000	4,156,123
FRB Ser. 12-C4, Class E, 5.599%, 3/15/45 W	1,406,000	717,060
FRB Ser. 11-C3, Class B, 5.434%, 7/15/49 W	12,125,000	12,175,293
Multifamily Connecticut Avenue Securities Trust 144A
FRB Ser. 20-01, Class M10, 3.856%, 3/25/50	6,355,000	6,621,371
FRB Ser. 19-01, Class M10, 3.356%, 10/15/49	17,142,000	17,219,516
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%,
12/28/38 (In default) †	1,661,295	17
UBS Commercial Mortgage Trust
Ser. 12-C1, Class B, 4.822%, 5/10/45	5,319,000	5,400,992
Ser. 18-C8, Class B, 4.567%, 2/15/51 W	8,426,000	9,515,721
FRB Ser. 17-C7, Class XA, IO, 1.18%, 12/15/50 W	72,336,452	3,652,788
FRB Ser. 18-C12, Class XA, IO, 0.981%, 8/15/51 W	127,524,447	6,460,784
UBS Commercial Mortgage Trust 144A
FRB Ser. 12-C1, Class C, 5.754%, 5/10/45 W	3,072,000	3,119,626
FRB Ser. 12-C1, Class D, 5.754%, 5/10/45 W	5,180,000	4,686,561
FRB Ser. 12-C1, Class XA, IO, 2.239%, 5/10/45 W	11,014,916	101,229
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.199%, 8/10/49 W	12,283,000	12,231,620
Ser. 12-C2, Class F, 5.00%, 5/10/63 W	2,565,000	737,435
Ser. 13-C6, Class B, 3.875%, 4/10/46 W	4,129,000	4,208,956
FRB Ser. 12-C4, Class C4, 3.718%, 12/10/45 W	6,845,000	6,901,081
Ser. 13-C6, Class E, 3.50%, 4/10/46	1,457,000	1,083,326
FRB Ser. 12-C4, Class XA, IO, 1.746%, 12/10/45 W	40,923,445	666,549
UBS-Citigroup Commercial Mortgage Trust 144A FRB Ser. 11-C1,
Class D, 6.252%, 1/10/45 W	5,657,000	5,134,287
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C29, IO,
0.455%, 11/15/48 W	4,271,589	128
Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 05-C21,
Class E, 5.273%, 10/15/44 W	3,104,409	2,856,056
Wells Fargo Commercial Mortgage Trust
FRB Ser. 18-C46, Class C, 5.144%, 8/15/51 W	6,689,000	7,408,195
FRB Ser. 20-C57, Class C, 4.158%, 8/15/53 W	4,733,000	5,083,029
FRB Ser. 19-C50, Class XA, IO, 1.582%, 5/15/52 W	120,651,835	10,559,087

32 Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (38.1%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Wells Fargo Commercial Mortgage Trust
FRB Ser. 17-C41, Class XA, IO, 1.353%, 11/15/50 W	$82,743,388	$4,838,833
FRB Ser. 14-LC16, Class XA, IO, 1.246%, 8/15/50 W	65,995,926	1,802,210
WF-RBS Commercial Mortgage Trust
FRB Ser. 13-C12, Class C, 4.456%, 3/15/48 W	3,931,000	3,935,534
FRB Ser. 14-C22, Class XA, IO, 0.952%, 9/15/57 W	31,875,769	673,280
FRB Ser. 13-C14, Class XA, IO, 0.848%, 6/15/46 W	88,562,751	960,242
FRB Ser. 14-C23, Class XA, IO, 0.707%, 10/15/57 W	59,494,614	993,977
WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C4, Class E, 5.317%, 6/15/44 W	1,776,768	1,245,233
FRB Ser. 11-C4, Class C, 5.317%, 6/15/44 W	6,732,000	6,697,900
Ser. 11-C4, Class F, 5.00%, 6/15/44 W	6,151,000	1,722,280
Ser. 11-C3, Class E, 5.00%, 3/15/44 W	1,601,000	232,625
FRB Ser. 12-C7, Class D, 4.958%, 6/15/45 W	4,142,000	1,464,050
FRB Ser. 12-C10, Class D, 4.574%, 12/15/45 W	1,834,000	1,021,517
FRB Ser. 12-C10, Class E, 4.574%, 12/15/45 W	3,645,000	1,093,500
FRB Ser. 12-C9, Class XA, IO, 2.029%, 11/15/45 W	49,472,626	964,563
FRB Ser. 11-C5, Class XA, IO, 1.814%, 11/15/44 W	22,650,458	15,855
FRB Ser. 12-C10, Class XA, IO, 1.665%, 12/15/45 W	38,359,154	663,805
FRB Ser. 13-C11, Class XA, IO, 1.309%, 3/15/45 W	17,970,845	285,648
		509,653,326
Residential mortgage-backed securities (non-agency) (10.3%)
Arroyo Mortgage Trust 144A
Ser. 19-3, Class M1, 4.204%, 10/25/48 W	3,050,000	3,170,966
Ser. 20-1, Class A3, 3.328%, 3/25/55	3,000,000	3,090,533
BCAP, LLC Trust 144A FRB Ser. 15-RR5, Class 2A2, 1.33%, 1/26/46 W	936,686	1,015,130
Bellemeade Re, Ltd. 144A
FRB Ser. 20-2A, Class M1C, (1 Month US LIBOR + 4.00%), 4.106%,
8/26/30 (Bermuda)	2,026,000	2,038,823
FRB Ser. 17-1, Class M2, (1 Month US LIBOR + 3.35%), 3.456%,
10/25/27 (Bermuda)	9,434,220	9,482,447
FRB Ser. 19-4A, Class M1C, (1 Month US LIBOR + 2.50%), 2.606%,
10/25/29 (Bermuda)	6,026,000	6,038,491
FRB Ser. 18-2A, Class M1C, (1 Month US LIBOR + 1.60%), 1.706%,
8/25/28 (Bermuda)	234,206	234,205
BRAVO Residential Funding Trust 144A Ser. 20-RPL1, Class M1,
3.25%, 5/26/59 W	5,430,000	5,701,500
Bunker Hill Loan Depositary Trust 144A FRB Ser. 20-1, Class A3,
3.395%, 2/25/55 W	2,100,000	2,103,022
Chevy Chase Funding, LLC Mortgage-Backed Certificates
144A FRB Ser. 04-3A, Class A2, (1 Month US LIBOR + 0.30%),
0.406%, 8/25/35	962,308	936,904
COLT Mortgage Loan Trust 144A Ser. 20-2, Class A2,
3.094%, 3/25/65 W	3,490,000	3,600,982
Countrywide Alternative Loan Trust FRB Ser. 07-OA6, Class A1A,
(1 Month US LIBOR + 0.14%), 0.246%, 6/25/37	2,487,048	2,320,167
Credit Suisse Mortgage Trust 144A FRB Ser. 20-RPL3, Class A1,
2.691%, 3/25/60 W	2,065,099	2,090,359

Income Fund 33

	Principal
MORTGAGE-BACKED SECURITIES (38.1%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Eagle Re, Ltd. 144A
FRB Ser. 18-1, Class M2, (1 Month US LIBOR + 3.00%),
3.106%, 11/25/28	$1,210,000	$1,215,939
FRB Ser. 18-1, Class M1, (1 Month US LIBOR + 1.70%), 1.806%,
11/25/28 (Bermuda)	1,755,056	1,760,723
Ellington Financial Mortgage Trust 144A FRB Ser. 20-1, Class A2,
3.353%, 5/25/65 W	2,621,000	2,687,579
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-HQA1, Class M3,
(1 Month US LIBOR + 6.35%), 6.456%, 9/25/28	8,763,632	9,356,862
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class B1,
(1 Month US LIBOR + 5.15%), 5.256%, 10/25/29	2,692,000	2,929,147
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
(1 Month US LIBOR + 5.15%), 5.256%, 11/25/28	6,218,630	6,497,581
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M3,
(1 Month US LIBOR + 5.00%), 5.106%, 12/25/28	4,364,208	4,620,766
Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class M3,
(1 Month US LIBOR + 4.80%), 4.906%, 5/25/28	1,657,593	1,720,006
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M3,
(1 Month US LIBOR + 4.70%), 4.806%, 4/25/28	4,597,400	4,765,515
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3,
(1 Month US LIBOR + 4.65%), 4.756%, 10/25/28	4,462,786	4,676,816
Seasoned Credit Risk Transfer Trust Ser. 19-3, Class M,
4.75%, 10/25/58 W	4,560,000	4,717,920
Structured Agency Credit Risk Debt FRN Ser. 15-DN1, Class M3,
(1 Month US LIBOR + 4.15%), 4.256%, 1/25/25	111,096	111,193
Structured Agency Credit Risk Debt FRN Ser. 16-HQA3, Class M3,
(1 Month US LIBOR + 3.85%), 3.956%, 3/25/29	5,825,000	6,045,707
Structured Agency Credit Risk Debt FRN Ser. 14-HQ2, Class M3,
(1 Month US LIBOR + 3.75%), 3.856%, 9/25/24	1,638,470	1,682,784
Structured Agency Credit Risk Debt FRN Ser. 14-DN2, Class M3,
(1 Month US LIBOR + 3.60%), 3.706%, 4/25/24	1,842,489	1,838,188
Structured Agency Credit Risk Debt FRN Ser. 17-HQA1, Class M2,
(1 Month US LIBOR + 3.55%), 3.656%, 8/25/29	3,194,748	3,300,935
Structured Agency Credit Risk Debt FRN Ser. 17-HQA1, Class M2B,
(1 Month US LIBOR + 3.55%), 3.656%, 8/25/29	7,511,000	7,669,581
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class M2,
(1 Month US LIBOR + 3.45%), 3.556%, 10/25/29	1,000,000	1,038,240
Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class M2,
(1 Month US LIBOR + 3.25%), 3.356%, 7/25/29	1,631,176	1,692,334
Structured Agency Credit Risk Debt FRN Ser. 17-HQA2, Class M2,
(1 Month US LIBOR + 2.65%), 2.756%, 12/25/29	1,889,736	1,922,497
Structured Agency Credit Risk Debt FRN Ser. 17-HQA2, Class M2B,
(1 Month US LIBOR + 2.65%), 2.756%, 12/25/29	1,565,000	1,588,965
Structured Agency Credit Risk Debt FRN Ser. 18-HQA1, Class M2,
(1 Month US LIBOR + 2.30%), 2.406%, 9/25/30	4,590,795	4,633,727
Structured Agency Credit Risk Debt FRN Ser. 18-DNA1, Class M2,
(1 Month US LIBOR + 1.80%), 1.906%, 7/25/30	5,288,325	5,308,157

34 Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (38.1%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class B1,
(1 Month US LIBOR + 4.65%), 4.756%, 1/25/49	$10,684,210	$11,045,908
Seasoned Credit Risk Transfer Trust Ser. 19-2, Class M,
4.75%, 8/25/58 W	3,279,000	3,451,853
Seasoned Credit Risk Transfer Trust Ser. 19-4, Class M,
4.50%, 2/25/59 W	2,474,000	2,565,770
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class B1,
(1 Month US LIBOR + 4.35%), 4.456%, 3/25/49	700,000	720,105
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class B1,
(1 Month US LIBOR + 3.90%), 4.006%, 9/25/48	1,280,000	1,326,547
Structured Agency Credit Risk Trust FRB Ser. 18-DNA2, Class B1,
(1 Month US LIBOR + 3.70%), 3.806%, 12/25/30	7,040,000	7,239,549
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA3,
Class M2, (1 Month US LIBOR + 3.60%), 3.706%, 7/25/50	6,537,273	6,614,903
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA4,
Class M2, (1 Month US LIBOR + 3.15%), 3.256%, 9/25/50	800,000	809,000
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA2,
Class M2, (1 Month US LIBOR + 3.10%), 3.206%, 3/25/50	7,646,000	7,804,041
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2,
(1 Month US LIBOR + 2.65%), 2.756%, 1/25/49	4,296,033	4,379,705
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA2,
Class B1, (1 Month US LIBOR + 2.50%), 2.606%, 2/25/50	5,000,000	4,979,186
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2,
(1 Month US LIBOR + 2.45%), 2.556%, 3/25/49	12,055,062	12,258,491
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class M2,
(1 Month US LIBOR + 2.35%), 2.456%, 2/25/49	2,517,794	2,548,172
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2,
(1 Month US LIBOR + 2.30%), 2.406%, 10/25/48	3,917,300	3,973,832
Structured Agency Credit Risk Trust FRB Ser. 18-DNA2, Class M2,
(1 Month US LIBOR + 2.15%), 2.256%, 12/25/30	5,121,000	5,150,694
Structured Agency Credit Risk Trust FRB Ser. 19-DNA3, Class M2,
(1 Month US LIBOR + 2.05%), 2.156%, 7/25/49	9,108,879	9,227,367
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA1,
Class M2, (1 Month US LIBOR + 1.90%), 2.006%, 1/25/50	5,103,330	5,126,191
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA2,
Class M2, (1 Month US LIBOR + 1.85%), 1.956%, 2/25/50	2,600,000	2,624,375
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2,
(1 Month US LIBOR + 6.75%), 6.856%, 8/25/28	1,152,460	1,223,232
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
(1 Month US LIBOR + 6.00%), 6.106%, 9/25/28	4,883,921	5,157,773
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 6.006%, 10/25/28	4,850,900	5,112,454
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 5.806%, 4/25/28	889,930	943,515
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M2,
(1 Month US LIBOR + 5.30%), 5.406%, 10/25/28	6,246,933	6,572,528
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1B1,
(1 Month US LIBOR + 4.85%), 4.956%, 10/25/29	3,997,000	4,272,976

Income Fund 35

	Principal
MORTGAGE-BACKED SECURITIES (38.1%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2,
(1 Month US LIBOR + 4.45%), 4.556%, 1/25/29	$1,274,180	$1,329,410
Connecticut Avenue Securities FRB Ser. 16-C07, Class 2M2,
(1 Month US LIBOR + 4.35%), 4.456%, 5/25/29	142,909	148,765
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1B1,
(1 Month US LIBOR + 4.25%), 4.356%, 1/25/31	5,684,000	5,810,877
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
(1 Month US LIBOR + 4.25%), 4.356%, 4/25/29	1,468,438	1,529,746
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2,
(1 Month US LIBOR + 4.25%), 4.356%, 1/25/29	323,764	339,297
Connecticut Avenue Securities FRB Ser. 17-C06, Class 1B1,
(1 Month US LIBOR + 4.15%), 4.256%, 2/25/30	2,480,000	2,559,886
Connecticut Avenue Securities FRB Ser. 17-C07, Class 1B1,
(1 Month US LIBOR + 4.00%), 4.106%, 5/25/30	2,975,000	3,090,913
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2M2,
(1 Month US LIBOR + 3.65%), 3.756%, 9/25/29	418,998	433,690
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1,
(1 Month US LIBOR + 3.60%), 3.706%, 1/25/30	648,000	671,012
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2,
(1 Month US LIBOR + 3.55%), 3.656%, 7/25/29	113,864	117,688
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1M2,
(1 Month US LIBOR + 3.00%), 3.106%, 10/25/29	4,632,372	4,760,702
Connecticut Avenue Securities FRB Ser. 17-C04, Class 2M2,
(1 Month US LIBOR + 2.85%), 2.956%, 11/25/29	4,193,329	4,291,640
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2M2,
(1 Month US LIBOR + 2.80%), 2.906%, 2/25/30	552,525	563,002
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1M2,
(1 Month US LIBOR + 2.35%), 2.456%, 1/25/31	868,675	880,619
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1M2,
(1 Month US LIBOR + 2.25%), 2.356%, 7/25/30	616,084	622,022
Connecticut Avenue Securities FRB Ser. 18-C06, Class 1M2,
(1 Month US LIBOR + 2.00%), 2.106%, 3/25/31	170,675	171,323
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2ED3,
(1 Month US LIBOR + 1.35%), 1.456%, 9/25/29	2,383,323	2,393,750
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1,
(1 Month US LIBOR + 1.25%), 1.356%, 7/25/29	2,890,000	2,890,451
Connecticut Avenue Securities FRB Ser. 17-C07, Class 1EB2,
(1 Month US LIBOR + 1.00%), 1.106%, 5/25/30	6,189,000	6,179,939
Federal National Mortgage Association 144A
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1B1,
(1 Month US LIBOR + 5.75%), 5.856%, 7/25/29	3,652,000	4,011,944
Connecticut Avenue Securities Trust FRB Ser. 18-R07, Class 1B1,
(1 Month US LIBOR + 4.35%), 4.456%, 4/25/31	4,500,000	4,640,625
Connecticut Avenue Securities Trust FRB Ser. 19-R02, Class 1B1,
(1 Month US LIBOR + 4.15%), 4.256%, 8/25/31	1,586,000	1,636,267
Connecticut Avenue Securities Trust FRB Ser. 20-SBT1,
Class 1M2, (1 Month US LIBOR + 3.65%), 3.756%, 2/25/40	5,000,000	5,125,611
Connecticut Avenue Securities Trust FRB Ser. 20-SBT1,
Class 2M2, (1 Month US LIBOR + 3.65%), 3.756%, 2/25/40	1,600,000	1,652,446
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2,
(1 Month US LIBOR + 2.45%), 2.556%, 7/25/31	905,645	910,740

36 Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (38.1%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 18-R07, Class 1M2,
(1 Month US LIBOR + 2.40%), 2.506%, 4/25/31	$307,131	$308,955
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2,
(1 Month US LIBOR + 2.15%), 2.256%, 11/25/39	1,622,367	1,598,485
Connecticut Avenue Securities Trust FRB Ser. 19-R03, Class 1M2,
(1 Month US LIBOR + 2.15%), 2.256%, 9/25/31	1,255,925	1,263,907
Connecticut Avenue Securities Trust FRB Ser. 19-R06, Class 2M2,
(1 Month US LIBOR + 2.10%), 2.206%, 9/25/39	1,058,961	1,062,932
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1M2,
(1 Month US LIBOR + 2.05%), 2.156%, 1/25/40	5,266,863	5,300,505
Connecticut Avenue Securities Trust FRB Ser. 20-R02, Class 2M2,
(1 Month US LIBOR + 2.00%), 2.106%, 1/25/40	3,299,000	3,320,262
Connecticut Avenue Securities Trust FRB Ser. 19-R05, Class 1M2,
(1 Month US LIBOR + 2.00%), 2.106%, 7/25/39	623,313	625,485
FIRSTPLUS Home Loan Owner Trust Ser. 97-3, Class B1, 7.79%,
11/10/23 (In default) †	134,710	13
GCAT Trust 144A Ser. 20-NQM2, Class A3, 2.935%, 4/25/65	6,692,285	6,824,244
GS Mortgage-Backed Securities Trust 144A FRB Ser. 20-RPL1,
Class M2, (1 Month US LIBOR + 0.00%), 3.844%, 7/25/59	1,125,000	1,208,348
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.60%), 1.706%, 10/25/28 (Bermuda)	584,176	584,173
Legacy Mortgage Asset Trust 144A FRB Ser. 19-GS2, Class A2,
4.25%, 1/25/59	4,180,000	4,180,000
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
0.934%, 8/26/47 W	4,746,000	4,565,438
NovaStar Mortgage Funding Trust FRB Ser. 04-2, Class M4, (1 Month
US LIBOR + 1.80%), 1.906%, 9/25/34	635,427	617,774
Oaktown Re, Ltd. 144A FRB Ser. 17-1A, Class M2, (1 Month US LIBOR
+ 4.00%), 4.106%, 4/25/27 (Bermuda)	310,641	311,545
Pretium Mortgage Credit Partners, LLC 144A Ser. 20-RPL2,
Class A1, 3.179%, 6/27/69	3,829,476	3,840,751
Radnor Re, Ltd. 144A
FRB Ser. 19-1, Class M2, (1 Month US LIBOR + 3.20%), 3.306%,
2/25/29 (Bermuda)	5,630,000	5,644,210
FRB Ser. 18-1, Class M2, (1 Month US LIBOR + 2.70%), 2.806%,
3/25/28 (Bermuda)	3,160,000	3,170,595
Starwood Mortgage Residential Trust 144A Ser. 20-2, Class A2,
3.97%, 4/25/60 W	1,962,000	2,044,069
Towd Point Mortgage Trust 144A
Ser. 19-2, Class A2, 3.75%, 12/25/58 W	6,534,000	7,019,408
FRB Ser. 15-6, Class M1, 3.75%, 4/25/55 W	1,102,000	1,161,424
Ser. 18-5, Class M1, 3.25%, 7/25/58 W	4,177,000	4,360,836
Triangle Re, Ltd. 144A FRB Ser. 21-1, Class M1B, (1 Month US LIBOR
+ 3.00%), 3.106%, 8/25/33 (Bermuda)	4,500,000	4,506,107
Verus Securitization Trust 144A Ser. 20-INV1, Class A3,
3.889%, 3/25/60 W	1,990,000	2,046,183
Visio Trust 144A Ser. 19-1, Class A3, 3.825%, 6/25/54 W	9,346,270	9,580,102
Vista Point Securitization Trust 144A Ser. 20-1, Class A2,
2.77%, 3/25/65 W	5,412,000	5,557,972

Income Fund 37

	Principal
MORTGAGE-BACKED SECURITIES (38.1%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR13, Class A1B2, (1 Month US LIBOR + 0.86%),
0.966%, 10/25/45	$1,450,728	$1,441,528
FRB Ser. 05-AR13, Class A1C4, (1 Month US LIBOR + 0.86%),
0.966%, 10/25/45	4,896,048	4,845,754
FRB Ser. 05-AR17, Class A1B2, (1 Month US LIBOR + 0.82%),
0.926%, 12/25/45	2,148,374	1,901,740
FRB Ser. 05-AR1, Class A2B, (1 Month US LIBOR + 0.80%),
0.906%, 1/25/45	663,611	661,115
FRB Ser. 05-AR2, Class 2A1B, (1 Month US LIBOR + 0.74%),
0.846%, 1/25/45	634,965	615,535
FRB Ser. 05-AR17, Class A1B3, (1 Month US LIBOR + 0.70%),
0.806%, 12/25/45	639,210	626,316
		386,290,934
Total mortgage-backed securities (cost $1,482,740,678)		$1,426,329,450

	Principal
CORPORATE BONDS AND NOTES (29.8%)*	amount	Value
Basic materials (1.5%)
CF Industries, Inc. 144A company guaranty sr. notes
4.50%, 12/1/26	$7,280,000	$8,250,195
Glencore Finance Canada, Ltd. 144A company guaranty sr. unsec.
unsub. notes 6.00%, 11/15/41 (Canada)	1,113,000	1,402,692
Glencore Funding, LLC 144A company guaranty sr. unsec. notes
2.50%, 9/1/30	8,632,000	8,356,326
Graphic Packaging International, LLC 144A company guaranty sr.
unsec. notes 3.50%, 3/1/29	490,000	483,875
Huntsman International, LLC sr. unsec. notes 4.50%, 5/1/29	10,705,000	12,004,592
International Flavors & Fragrances, Inc. sr. unsec. bonds
5.00%, 9/26/48	380,000	475,427
International Flavors & Fragrances, Inc. sr. unsec. notes
4.45%, 9/26/28	2,135,000	2,437,174
International Paper Co. sr. unsec. notes 8.70%, 6/15/38	382,000	614,824
LYB International Finance BV company guaranty sr. unsec. unsub.
bonds 5.25%, 7/15/43 (Netherlands)	395,000	488,511
Nutrien, Ltd. sr. unsec. notes 2.95%, 5/13/30 (Canada)	3,605,000	3,763,655
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)	4,448,000	5,049,752
Nutrition & Biosciences, Inc. 144A sr. unsec. bonds
3.468%, 12/1/50	1,346,000	1,329,258
Nutrition & Biosciences, Inc. 144A sr. unsec. bonds 2.30%, 11/1/30	2,349,000	2,286,531
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	1,851,000	2,032,636
TopBuild Corp. 144A company guaranty sr. unsec. notes
3.625%, 3/15/29	505,000	499,950
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	3,316,000	4,610,075
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	354,000	498,128
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	925,000	1,321,019
		55,904,620

38 Income Fund

	Principal
CORPORATE BONDS AND NOTES (29.8%)* cont.	amount	Value
Capital goods (1.4%)
Berry Global Escrow Corp. 144A sr. notes 4.875%, 7/15/26	$6,364,000	$6,739,795
Berry Global, Inc. 144A company guaranty sr. unsub. notes
1.57%, 1/15/26	7,010,000	6,947,471
Boeing Co. (The) sr. unsec. bonds 5.93%, 5/1/60	2,525,000	3,290,914
Boeing Co. (The) sr. unsec. notes 4.875%, 5/1/25	4,597,000	5,160,116
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	1,755,000	2,087,438
L3Harris Technologies, Inc. sr. unsec. bonds 1.80%, 1/15/31	7,215,000	6,844,941
L3Harris Technologies, Inc. sr. unsec. notes 3.85%, 12/15/26	2,786,000	3,108,119
L3Harris Technologies, Inc. sr. unsec. sub. notes 4.40%, 6/15/28	2,920,000	3,343,692
Northrop Grumman Corp. sr. unsec. notes 4.40%, 5/1/30	430,000	499,199
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	4,928,000	5,330,316
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	3,032,000	3,430,235
Oshkosh Corp. sr. unsec. unsub. notes 3.10%, 3/1/30	799,000	827,921
Republic Services, Inc. sr. unsec. bonds 1.75%, 2/15/32	535,000	495,630
Waste Connections, Inc. sr. unsec. sub. bonds 3.50%, 5/1/29	4,944,000	5,378,014
ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.50%, 4/29/22 (Germany)	713,000	732,608
		54,216,409
Communication services (5.0%)
American Tower Corp. sr. unsec. bonds 2.70%, 4/15/31	10,447,000	10,563,862
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R	8,492,000	8,761,861
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R	2,284,000	2,395,715
AT&T, Inc. sr. unsec. bonds 4.30%, 2/15/30	8,990,000	10,136,930
AT&T, Inc. sr. unsec. unsub. bonds 4.50%, 3/9/48	450,000	493,015
AT&T, Inc. sr. unsec. unsub. bonds 4.35%, 3/1/29	11,718,000	13,294,219
AT&T, Inc. sr. unsec. unsub. bonds 3.30%, 2/1/52	10,000,000	9,088,910
AT&T, Inc. 144A sr. unsec. bonds 3.55%, 9/15/55	875,000	804,872
AT&T, Inc. 144A sr. unsec. unsub. bonds 2.55%, 12/1/33	6,825,000	6,499,926
CC Holdings GS V, LLC/Crown Castle GS III Corp. company guaranty
sr. notes 3.849%, 4/15/23	427,000	454,093
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
bonds 2.80%, 4/1/31	6,163,000	6,103,148
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
notes 3.75%, 2/15/28	1,006,000	1,088,898
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	2,253,000	2,977,394
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 4.80%, 3/1/50	1,785,000	1,963,526
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. sr. bonds 3.70%, 4/1/51	2,840,000	2,668,475
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 5.375%, 5/1/47	1,636,000	1,924,087
Comcast Corp. company guaranty sr. unsec. unsub. bonds
4.049%, 11/1/52	711,000	813,496

Income Fund 39

	Principal
CORPORATE BONDS AND NOTES (29.8%)* cont.	amount	Value
Communication services cont.
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.999%, 11/1/49	$6,830,000	$7,746,096
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	388,000	554,460
Comcast Corp. sr. unsec. bonds 3.45%, 2/1/50	19,292,000	20,033,002
Cox Communications, Inc. 144A company guaranty sr. unsec.
bonds 2.95%, 10/1/50	5,037,000	4,583,094
Cox Communications, Inc. 144A sr. unsec. notes 3.35%, 9/15/26	3,007,000	3,253,272
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	2,616,000	2,871,662
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	1,777,000	1,949,156
Crown Castle International Corp. sr. unsec. notes 4.75%, 5/15/47 R	1,073,000	1,256,220
Crown Castle International Corp. sr. unsec. sub. bonds
3.30%, 7/1/30 R	6,640,000	7,037,402
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	9,152,000	9,650,613
Rogers Communications, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 3/15/43 (Canada)	236,000	260,755
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint
Spectrum Co. III, LLC 144A company guaranty sr. notes
3.36%, 9/20/21	121,125	121,882
T-Mobile USA, Inc. 144A company guaranty sr. bonds
3.00%, 2/15/41	500,000	467,593
T-Mobile USA, Inc. 144A company guaranty sr. notes
3.875%, 4/15/30	4,769,000	5,194,872
T-Mobile USA, Inc. 144A company guaranty sr. notes
3.75%, 4/15/27	11,356,000	12,508,861
Telefonica Emisiones SA company guaranty sr. unsec. bonds
4.895%, 3/6/48 (Spain)	2,623,000	3,002,314
Verizon Communications, Inc. sr. unsec. bonds 3.70%, 3/22/61	5,800,000	5,858,052
Verizon Communications, Inc. sr. unsec. notes 2.55%, 3/21/31	2,795,000	2,803,991
Verizon Communications, Inc. sr. unsec. unsub. notes
4.329%, 9/21/28	14,905,000	17,175,691
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	1,264,000	1,335,100
		187,696,515
Consumer cyclicals (2.9%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	4,031,000	4,398,829
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%,
1/25/30 (Canada)	7,222,000	7,410,986
Amazon.com, Inc. sr. unsec. notes 4.05%, 8/22/47	1,846,000	2,179,403
Amazon.com, Inc. sr. unsec. unsub. notes 1.50%, 6/3/30	14,640,000	14,091,574
American Builders & Contractors Supply Co., Inc. 144A sr. notes
4.00%, 1/15/28	500,000	508,750
Autonation, Inc. sr. unsec. sub. notes 4.75%, 6/1/30	415,000	483,658
Clorox Co. (The) sr. unsec. sub. notes 1.80%, 5/15/30	495,000	478,529
Dollar General Corp. sr. unsec. sub. notes 3.50%, 4/3/30	440,000	475,033
Ford Motor Co. sr. unsec. unsub. bonds 7.45%, 7/16/31	390,000	501,638
General Motors Co. sr. unsec. bonds 5.95%, 4/1/49	4,426,000	5,721,615
General Motors Co. sr. unsec. bonds 5.20%, 4/1/45	2,925,000	3,428,348
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	625,000	689,335

40 Income Fund

	Principal
CORPORATE BONDS AND NOTES (29.8%)* cont.	amount	Value
Consumer cyclicals cont.
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25	$520,000	$576,210
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25	910,000	991,616
Global Payments, Inc. sr. unsec. notes 3.20%, 8/15/29	455,000	479,491
Global Payments, Inc. sr. unsec. notes 2.90%, 5/15/30	5,943,000	6,092,667
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28
(United Kingdom)	1,105,000	1,279,038
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	3,445,000	3,867,013
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	750,000	830,625
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds
4.65%, 10/1/28	5,475,000	6,308,066
Lennar Corp. company guaranty sr. unsec. notes 5.00%, 6/15/27	420,000	485,100
Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/29/27	8,339,000	9,648,890
Lowe’s Cos., Inc. sr. unsec. notes 1.70%, 10/15/30	505,000	472,673
MDC Holdings, Inc. company guaranty sr. unsec. unsub. bonds
6.00%, 1/15/43	365,000	472,451
Moody’s Corp. sr. unsec. bonds 2.55%, 8/18/60	3,820,000	3,120,469
Omnicom Group, Inc. sr. unsec. sub. notes 2.45%, 4/30/30	9,824,000	9,771,177
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	335,000	474,444
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	613,000	664,339
QVC, Inc. company guaranty sr. notes 4.375%, 9/1/28	480,000	491,294
QVC, Inc. company guaranty sr. sub. notes 4.45%, 2/15/25	524,000	558,715
S&P Global, Inc. company guaranty sr. unsec. bonds
2.50%, 12/1/29	7,664,000	7,894,538
S&P Global, Inc. company guaranty sr. unsec. notes 1.25%, 8/15/30	2,764,000	2,551,003
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	4,812,000	5,034,555
TJX Cos., Inc. (The) sr. unsec. notes 3.875%, 4/15/30	425,000	478,116
ViacomCBS, Inc. company guaranty sr. unsec. bonds 4.20%, 6/1/29	2,695,000	3,013,030
ViacomCBS, Inc. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	1,408,000	1,483,045
ViacomCBS, Inc. sr. unsec. notes 4.20%, 5/19/32	58,000	64,636
Vulcan Materials Co. sr. unsec. unsub. bonds 4.70%, 3/1/48	385,000	461,096
Walt Disney Co. (The) company guaranty sr. unsec. bonds
7.75%, 12/1/45	699,000	1,187,419
Walt Disney Co. (The) company guaranty sr. unsec. bonds
6.65%, 11/15/37	325,000	480,684
Walt Disney Co. (The) company guaranty sr. unsec. bonds
4.75%, 9/15/44	65,000	81,201
		109,681,299
Consumer staples (1.7%)
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. bonds 5.55%, 1/23/49	8,237,000	10,637,772
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. bonds 4.95%, 1/15/42	318,000	383,925
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. bonds 4.60%, 4/15/48	1,884,000	2,157,408

Income Fund 41

	Principal
CORPORATE BONDS AND NOTES (29.8%)* cont.	amount	Value
Consumer staples cont.
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. bonds 3.50%, 6/1/30	$70,000	$76,383
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 4.75%, 1/23/29	4,229,000	4,960,717
Ashtead Capital, Inc. 144A bonds 4.25%, 11/1/29	1,235,000	1,319,907
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	4,175,000	4,373,313
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	38,911	44,754
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45	1,451,000	1,696,246
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	1,559,000	2,279,188
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	1,393,000	1,832,305
Keurig Dr Pepper, Inc. company guaranty sr. unsec. bonds
3.20%, 5/1/30	4,184,000	4,457,985
Keurig Dr Pepper, Inc. company guaranty sr. unsec. notes
2.25%, 3/15/31	4,050,000	3,977,892
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.597%, 5/25/28	2,769,000	3,219,162
Kraft Heinz Foods Co. company guaranty sr. unsec. bonds
4.375%, 6/1/46	6,425,000	6,851,924
Kraft Heinz Foods Co. company guaranty sr. unsec. sub. notes
3.875%, 5/15/27	1,476,000	1,608,651
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	2,071,000	2,148,663
Netflix, Inc. sr. unsec. unsub. notes 4.375%, 11/15/26	10,065,000	11,355,333
		63,381,528
Energy (0.6%)
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	5,588,000	6,439,115
Diamondback Energy, Inc. company guaranty sr. unsec. notes
3.50%, 12/1/29	470,000	491,864
Diamondback Energy, Inc. company guaranty sr. unsec. notes
3.25%, 12/1/26	4,546,000	4,818,373
EnLink Midstream, LLC company guaranty sr. unsec. notes
5.375%, 6/1/29	510,000	510,000
Equinor ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	1,263,000	1,611,873
ONEOK, Inc. company guaranty sr. unsec. notes 6.35%, 1/15/31	390,000	491,754
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	821,000	908,952
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	3,166,000	3,638,672
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	336,000	362,415
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	3,382,000	3,593,713
WPX Energy, Inc. sr. unsec. sub. notes 5.25%, 9/15/24	445,000	493,049
		23,359,780
Financials (9.3%)
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	3,166,000	3,517,243
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	3,502,000	3,572,681
Air Lease Corp. sr. unsec. unsub. notes 3.00%, 9/15/23	302,000	316,288

42 Income Fund

	Principal
CORPORATE BONDS AND NOTES (29.8%)* cont.	amount	Value
Financials cont.
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	$345,000	$484,802
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	178,000	251,373
Aon PLC company guaranty sr. unsec. unsub. notes
4.25%, 12/12/42	1,806,000	2,013,058
Ares Capital Corp. sr. unsec. notes 2.15%, 7/15/26	505,000	498,003
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	10,225,000	10,907,364
Athene Global Funding 144A notes 2.55%, 11/19/30	495,000	481,888
Australia & New Zealand Banking Group, Ltd. 144A unsec. sub. FRB
2.57%, 11/25/35 (Australia)	6,470,000	6,135,928
Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	785,000	918,843
Banco Santander SA sr. unsec. unsub. notes 4.379%,
4/12/28 (Spain)	200,000	224,720
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	2,000,000	2,282,970
Bank of America Corp. jr. unsec. sub. bonds Ser. JJ, 5.125%,
perpetual maturity	1,980,000	2,134,697
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.496%, 2/13/31	10,600,000	10,624,771
Bank of America Corp. unsec. sub. notes Ser. L, 4.183%, 11/25/27	12,000,000	13,412,437
Bank of America Corp. unsec. sub. notes Ser. MTN, 4.00%, 1/22/25	455,000	500,676
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	892,000	982,737
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
bonds 2.85%, 10/15/50	6,050,000	5,724,924
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	747,000	892,876
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	94,000	94,106
BNP Paribas SA 144A jr. unsec. sub. FRN 4.625%, 2/25/31 (France)	1,860,000	1,887,900
BNP Paribas SA 144A unsec. sub. FRB 2.588%, 8/12/35 (France)	4,220,000	4,036,585
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	260,000	290,372
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	5,062,000	5,596,618
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	2,870,000	3,049,004
CIT Bank NA sr. unsec. FRN Ser. BKNT, 2.969%, 9/27/25	2,560,000	2,681,600
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	9,349,000	10,564,370
Citigroup, Inc. jr. unsec. sub. FRN 3.875%, 2/18/51	9,620,000	9,656,075
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	3,060,000	3,362,108
Citigroup, Inc. sr. unsec. FRN 3.106%, 4/8/26	257,000	275,571
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	773,000	859,398
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	5,591,000	6,780,266
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	16,275,000	18,470,909
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	1,299,000	1,476,966
Commonwealth Bank of Australia 144A unsec. sub. notes 2.688%,
3/11/31 (Australia)	3,190,000	3,117,111
Credit Agricole SA 144A jr. unsec. sub. FRN 7.875%,
12/29/49 (France)	440,000	497,200
Credit Agricole SA 144A unsec. sub. FRN 4.00%, 1/10/33 (France)	795,000	853,631
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	493,000	533,673

Income Fund 43

	Principal
CORPORATE BONDS AND NOTES (29.8%)* cont.	amount	Value
Financials cont.
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%,
1/12/29 (Switzerland)	$469,000	$506,443
Credit Suisse Group AG 144A sr. unsec. FRN 2.193%,
6/5/26 (Switzerland)	9,075,000	9,264,695
Deutsche Bank AG unsec. sub. FRB 4.875%, 12/1/32 (Germany)	470,000	507,976
Deutsche Bank AG unsec. sub. FRB 3.729%, 1/14/32 (Germany)	11,095,000	10,983,773
Digital Realty Trust LP company guaranty sr. unsec. bonds
4.45%, 7/15/28 R	9,185,000	10,531,381
Discover Bank unsec. sub. FRN Ser. BKNT, 4.682%, 8/9/28	490,000	521,850
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%,
4/17/28 (Canada)	5,065,000	5,700,676
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	773,000	850,321
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	347,000	357,844
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	9,131,000	10,317,531
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	728,000	805,496
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 2/7/30	3,174,000	3,237,626
Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	527,000	749,689
Intercontinental Exchange, Inc. sr. unsec. bonds 2.65%, 9/15/40	6,346,000	5,890,636
Intercontinental Exchange, Inc. sr. unsec. bonds 1.85%, 9/15/32	3,169,000	2,925,317
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (BBA LIBOR USD
3 Month + 1.00%), 1.194%, 5/15/47	3,168,000	2,759,170
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	5,191,000	5,766,411
JPMorgan Chase & Co. unsec. sub. FRB 2.956%, 5/13/31	29,262,000	30,056,334
KKR Group Finance Co. VI, LLC 144A company guaranty sr. unsec.
bonds 3.75%, 7/1/29	3,418,000	3,801,386
Lloyds Banking Group PLC jr. unsec. sub. FRB 7.50%, perpetual
maturity (United Kingdom)	450,000	508,442
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26
(United Kingdom)	1,250,000	1,407,419
Massachusetts Mutual Life Insurance Co. 144A unsec. sub. bonds
3.729%, 10/15/70	1,626,000	1,639,004
Metropolitan Life Global Funding I 144A sr. notes 2.95%, 4/9/30	9,925,000	10,423,142
Metropolitan Life Insurance Co. 144A unsec. sub. notes
7.80%, 11/1/25	2,381,000	3,017,004
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%,
3/1/26 (Japan)	626,000	697,224
Morgan Stanley unsec. sub. notes Ser. GMTN, 4.35%, 9/8/26	16,767,000	18,966,712
MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. bonds 3.50%, 3/15/31	495,000	493,871
NatWest Group PLC sr. unsec. unsub. FRB 4.892%, 5/18/29
(United Kingdom)	3,860,000	4,431,651
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	1,026,000	1,120,546
Prologis LP sr. unsec. unsub. notes 2.25%, 4/15/30 R	2,925,000	2,927,065
Prudential Financial, Inc. sr. unsec. notes 6.625%, 6/21/40	630,000	919,044
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	1,350,000	1,545,874

44 Income Fund

	Principal
CORPORATE BONDS AND NOTES (29.8%)* cont.	amount	Value
Financials cont.
Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%,
9/15/25 (United Kingdom)	$1,060,000	$1,180,151
Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23
(United Kingdom)	544,000	593,706
SITE Centers Corp. sr. unsec. unsub. notes 4.70%, 6/1/27	455,000	504,050
Societe Generale SA 144A jr. unsec. sub. notes 5.375%,
11/18/50 (France)	7,552,000	7,861,995
Sumitomo Mitsui Financial Group, Inc. 144A unsec. sub. bonds
4.436%, 4/2/24 (Japan)	1,321,000	1,441,313
Teachers Insurance & Annuity Association of America 144A unsec.
sub. bonds 4.90%, 9/15/44	230,000	286,172
Teachers Insurance & Annuity Association of America 144A unsec.
sub. notes 6.85%, 12/16/39	843,000	1,229,486
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	1,640,000	1,812,356
Truist Financial Corp. jr. unsec. sub. FRB Ser. N, 4.80%, 9/1/24	2,978,000	3,152,213
U.S. Bancorp sr. unsec. notes 1.375%, 7/22/30	13,000,000	12,181,896
UBS Group AG 144A sr. unsec. unsub. notes 4.125%,
9/24/25 (Switzerland)	5,000,000	5,575,981
UBS Group AG 144A jr. unsec. sub. FRN 4.375%,
2/10/31 (Switzerland)	4,675,000	4,620,041
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 4.125%, 4/15/26 (Switzerland)	1,961,000	2,194,571
UBS Group Funding Switzerland AG company guaranty jr. unsec.
sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	200,000	227,667
Wells Fargo & Co. jr. unsec. sub. FRN 3.90%, 3/15/26	3,695,000	3,777,768
Wells Fargo Bank, NA unsec. sub. notes Ser. BKNT, 6.60%, 1/15/38	250,000	358,128
Westpac Banking Corp. unsec. sub. bonds 4.421%,
7/24/39 (Australia)	3,411,000	3,894,520
Westpac Banking Corp. unsec. sub. bonds 2.963%,
11/16/40 (Australia)	4,126,000	3,878,193
		348,363,502
Health care (2.5%)
AbbVie, Inc. sr. unsec. notes 3.20%, 11/21/29	11,725,000	12,527,094
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	1,776,000	2,153,382
Becton Dickinson and Co. sr. unsec. notes 2.823%, 5/20/30	5,995,000	6,194,847
Bristol-Myers Squibb Co. sr. unsec. sub. bonds 2.55%, 11/13/50	13,205,000	11,829,035
Bristol-Myers Squibb Co. sr. unsec. sub. notes 3.40%, 7/26/29	9,695,000	10,687,611
Cigna Corp. company guaranty sr. unsec. unsub. notes
3.75%, 7/15/23	3,264,000	3,484,911
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	1,775,000	2,113,794
CVS Health Corp. sr. unsec. unsub. notes 4.30%, 3/25/28	425,000	483,135
DH Europe Finance II Sarl company guaranty sr. unsec. bonds
3.40%, 11/15/49 (Luxembourg)	7,025,000	7,253,397
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	336,000	389,804
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	3,560,000	3,954,919
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	725,000	908,203
HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	1,276,000	1,421,242
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds
4.00%, 11/28/44 (Switzerland)	842,000	1,003,097

Income Fund 45

	Principal
CORPORATE BONDS AND NOTES (29.8%)* cont.	amount	Value
Health care cont.
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	$800,000	$850,000
Service Corp. International sr. unsec. notes 3.375%, 8/15/30	1,075,000	1,040,063
Thermo Fisher Scientific, Inc. sr. unsec. notes 4.497%, 3/25/30	410,000	480,246
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	7,240,000	8,185,352
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.00%, 5/15/30	4,425,000	4,374,545
Universal Health Services, Inc. 144A company guaranty sr. notes
2.65%, 10/15/30	495,000	481,378
Viatris, Inc. 144A company guaranty sr. unsec. notes
2.30%, 6/22/27	3,785,000	3,832,516
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	5,795,000	6,505,487
Zoetis, Inc. sr. unsec. sub. notes 2.00%, 5/15/30	3,792,000	3,677,313
		93,831,371
Technology (2.8%)
Alphabet, Inc. sr. unsec. bonds 2.25%, 8/15/60	7,825,000	6,494,461
Analog Devices, Inc. sr. unsec. notes 3.50%, 12/5/26	440,000	483,833
Apple, Inc. sr. unsec. bonds 2.80%, 2/8/61	26,650,000	24,398,103
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	599,000	733,398
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	371,000	425,870
Broadcom, Inc. company guaranty sr. unsec. bonds
4.15%, 11/15/30	10,704,000	11,694,313
Broadcom, Inc. company guaranty sr. unsec. notes 4.75%, 4/15/29	425,000	483,313
Broadcom, Inc. company guaranty sr. unsec. sub. notes
5.00%, 4/15/30	7,000,000	8,060,041
Broadcom, Inc. 144A company guaranty sr. unsec. bonds
3.75%, 2/15/51	2,895,000	2,792,950
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	700,000	1,095,988
Fidelity National Information Services, Inc. sr. unsec. bonds
2.25%, 3/1/31	5,415,000	5,318,841
Fiserv, Inc. sr. unsec. bonds 3.50%, 7/1/29	3,155,000	3,418,876
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	6,040,000	6,854,149
Microsoft Corp. sr. unsec. unsub. bonds 2.921%, 3/17/52	4,280,000	4,264,343
Microsoft Corp. sr. unsec. unsub. bonds 3.45%, 8/8/36	198,000	220,558
Oracle Corp. sr. unsec. bonds 3.65%, 3/25/41	10,445,000	10,653,985
Sensata Technologies, Inc 144A company guaranty sr. unsec.
notes 4.375%, 2/15/30	475,000	496,615
Sensata Technologies, Inc. 144A company guaranty sr. unsec.
notes 3.75%, 2/15/31	7,255,000	7,204,505
ServiceNow, Inc. sr. unsec. notes 1.40%, 9/1/30	10,470,000	9,556,174
		104,650,316
Transportation (0.1%)
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	1,538,000	1,666,935
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
notes 3.35%, 11/1/29	480,000	504,333
		2,171,268
Utilities and power (2.0%)
AES Corp. (The) 144A sr. unsec. bonds 2.45%, 1/15/31	6,675,000	6,446,295
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J,
4.30%, 12/1/28	2,210,000	2,517,124

46 Income Fund

	Principal
CORPORATE BONDS AND NOTES (29.8%)* cont.	amount	Value
Utilities and power cont.
Appalachian Power Co. sr. unsec. unsub. notes Ser. L,
5.80%, 10/1/35	$777,000	$991,984
Berkshire Hathaway Energy Co. sr. unsec. bonds 6.50%, 9/15/37	227,000	317,791
Commonwealth Edison Co. sr. mtge. bonds 5.875%, 2/1/33	266,000	345,374
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	257,000	291,740
Duke Energy Carolinas, LLC sr. mtge. notes 4.25%, 12/15/41	1,029,000	1,213,666
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	4,115,000	4,523,115
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	460,000	662,931
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	686,000	770,488
Energy Transfer LP jr. unsec. sub. FRN 6.625%, 2/15/28	3,294,000	3,100,478
Energy Transfer Operating LP company guaranty sr. unsec. notes
5.875%, 1/15/24	2,903,000	3,229,618
Energy Transfer Operating LP company guaranty sr. unsec. notes
4.95%, 6/15/28	435,000	489,238
Energy Transfer Operating LP company guaranty sr. unsec. notes
2.90%, 5/15/25	8,696,000	9,124,089
Energy Transfer Operating LP sr. unsec. unsub. bonds
6.125%, 12/15/45	360,000	419,133
Energy Transfer Operating LP sr. unsec. unsub. notes 6.50%, 2/1/42	227,000	274,952
Enterprise Products Operating, LLC company guaranty sr. unsec.
notes 3.125%, 7/31/29	455,000	481,570
Enterprise Products Operating, LLC company guaranty sr. unsec.
notes 2.80%, 1/31/30	9,197,000	9,473,614
Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. bonds 4.25%, 2/15/48	1,269,000	1,356,822
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	844,000	910,900
IPALCO Enterprises, Inc. 144A sr. bonds 4.25%, 5/1/30	6,812,000	7,555,178
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	707,000	844,166
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	2,510,000	2,688,250
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds
3.625%, 2/15/31	475,000	465,359
Pacific Gas and Electric Co. notes 2.10%, 8/1/27	1,539,000	1,499,452
Pacific Gas and Electric Co. sr. bonds 4.50%, 7/1/40	455,000	457,217
Pacific Gas and Electric Co. sr. notes 3.30%, 3/15/27	2,841,000	2,919,843
PacifiCorp sr. bonds 2.70%, 9/15/30	3,959,000	4,089,918
PacifiCorp sr. mtge. bonds 6.25%, 10/15/37	139,000	194,490
Southern California Edison Co. sr. bonds 4.65%, 10/1/43	410,000	472,512
Vistra Operations Co., LLC 144A company guaranty sr. notes
4.30%, 7/15/29	2,605,000	2,739,001
Vistra Operations Co., LLC 144A company guaranty sr. notes
3.55%, 7/15/24	2,146,000	2,228,372
		73,094,680
Total corporate bonds and notes (cost $1,086,202,198)		$1,116,351,288

Income Fund 47

	Principal
ASSET-BACKED SECURITIES (3.7%)*	amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE,
(BBA LIBOR USD 3 Month + 2.90%), 3.076%, 7/25/24	$8,456,000	$8,461,074
LHOME Mortgage Trust 144A Ser. 19-RTL2, Class A1,
3.844%, 3/25/24	2,810,000	2,833,604
Mello Warehouse Securitization Trust 144A
FRB Ser. 20-1, Class A, (1 Month US LIBOR + 0.90%),
1.006%, 10/25/53	4,208,000	4,208,000
FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.80%),
0.906%, 11/25/53	2,535,000	2,535,000
FRB Ser. 19-1, Class A, (1 Month US LIBOR + 0.80%),
0.906%, 6/25/52	4,156,000	4,153,403
Mortgage Repurchase Agreement Financing Trust FRB Ser. 20-4,
Class A1, (1 Month US LIBOR + 1.35%), 1.461%, 4/23/23	4,400,000	4,401,478
Mortgage Repurchase Agreement Financing Trust 144A FRB
Ser. 20-5, Class A1, (1 Month US LIBOR + 1.00%), 1.111%, 8/10/23	6,075,000	6,075,948
MRA Issuance Trust 144A
FRB Ser. 20-2, Class A2, (1 Month US LIBOR + 1.45%),
1.95%, 7/21/21	8,690,000	8,690,000
FRB Ser. 20-11, Class A1X, (1 Month US LIBOR + 1.70%),
1.815%, 4/22/22	11,610,000	11,610,000
FRB Ser. 21-EBO1, Class A1X, (1 Month US LIBOR + 1.70%),
1.459%, 10/8/21	10,192,000	10,192,000
FRB Ser. 20-12, Class A1X, (1 Month US LIBOR + 1.35%),
1.456%, 7/15/21	8,536,000	8,536,000
FRB Ser. 21-8, Class A1X, (1 Month US LIBOR + 1.15%),
1.265%, 10/15/21	8,624,000	8,624,000
NRZ Excess Spread-Collateralized Notes 144A Ser. 20-PLS1,
Class A, 3.844%, 12/25/25	1,512,371	1,528,712
RMF Buyout Issuance Trust 144A Ser. 20-2, Class M2,
3.091%, 6/25/30 W	1,750,000	1,773,975
Securitized Term Auto Loan Receivables Trust 144A Ser. 19-CRTA,
Class D, 4.572%, 3/25/26 (Canada)	2,826,604	2,878,538
Station Place Securitization Trust 144A
FRB Ser. 20-6, Class A, (1 Month US LIBOR + 1.75%),
1.856%, 9/7/21	10,248,000	10,248,000
FRB Ser. 20-13, Class A, (1 Month US LIBOR + 1.50%),
1.606%, 10/10/21	10,056,000	10,056,000
FRB Ser. 20-15, Class A, (1 Month US LIBOR + 1.37%),
1.476%, 12/10/21	9,363,000	9,363,000
FRB Ser. 21-6, Class A, (1 Month US LIBOR + 0.80%),
0.91%, 4/25/22	11,580,000	11,580,000
Toorak Mortgage Corp., Ltd. 144A Ser. 20-1, Class A1,
3.25%, 3/25/23 W	11,080,000	11,205,392
Total asset-backed securities (cost $138,715,013)		$138,954,124

	Principal
COLLATERALIZED LOAN OBLIGATIONS (1.8%)*	amount	Value
AGL Core CLO 5, Ltd. 144A FRB Ser. 20-5A, Class A1, (BBA LIBOR
USD 3 Month + 2.05%), 2.238%, 7/20/30 (Cayman Islands)	$2,684,000	$2,691,472
Bain Capital Credit CLO, Ltd. 144A FRB Ser. 19-3A, Class A,
(BBA LIBOR USD 3 Month + 1.34%), 1.526%, 10/21/32	2,914,000	2,919,607
Carlyle US CLO, Ltd. 144A FRB Ser. 17-1A, Class A1A, (BBA LIBOR
USD 3 Month + 1.30%), 1.488%, 4/20/31	3,923,347	3,924,222

48 Income Fund

	Principal
COLLATERALIZED LOAN OBLIGATIONS (1.8%)* cont.	amount	Value
CBAM, Ltd. 144A FRB Ser. 19-9A, Class A, (BBA LIBOR USD 3 Month
+ 1.28%), 1.464%, 2/12/30	$2,685,000	$2,685,333
Madison Park Funding XIX, Ltd. 144A FRB Ser. 20-19A, Class A1R2,
(BBA LIBOR USD 3 Month + 0.92%), 1.104%, 1/22/28	4,033,314	4,030,680
Magnetite VII, Ltd. 144A FRB Ser. 18-7A, Class A1R2, (BBA LIBOR
USD 3 Month + 0.80%), 0.984%, 1/15/28	3,050,074	3,049,125
Mountain View CLO, LLC 144A FRB Ser. 17-2A, Class A, (BBA LIBOR
USD 3 Month + 1.21%), 1.394%, 1/16/31	2,796,000	2,796,889
MP CLO III, Ltd. 144A FRB Ser. 13-1A, Class AR, (BBA LIBOR USD
3 Month + 1.25%), 1.438%, 10/20/30	8,097,000	8,098,619
OZLM XI, Ltd. 144A FRB Ser. 17-11A, Class A1R, (BBA LIBOR USD
3 Month + 1.25%), 1.436%, 10/30/30	4,629,395	4,616,752
Palmer Square CLO, Ltd. 144A FRB Ser. 18-2A, Class A1A,
(BBA LIBOR USD 3 Month + 1.10%), 1.284%, 7/16/31	3,725,000	3,730,725
RR 10, Ltd. 144A FRB Ser. 20-10A, Class A1FL, (BBA LIBOR USD
3 Month + 1.80%), 1.984%, 7/15/33 (Cayman Islands)	2,684,000	2,690,498
RR 3, Ltd. 144A FRB Ser. 18-3A, Class A1R2, (BBA LIBOR USD
3 Month + 1.09%), 1.274%, 1/15/30 (Cayman Islands)	6,472,000	6,465,923
RR, Ltd. 144A FRB Ser. 20-12A, Class AAR2, (BBA LIBOR USD
3 Month + 1.36%), 1.544%, 1/15/36	6,384,000	6,407,021
Signal Peak CLO 4, Ltd. 144A FRB Ser. 17-4A, Class A, (BBA LIBOR
USD 3 Month + 1.21%), 1.386%, 10/26/29	3,159,000	3,163,407
Voya CLO, Ltd. 144A FRB Ser. 13-2A, Class A1R, (BBA LIBOR USD
3 Month + 0.97%), 1.146%, 4/25/31	7,975,000	7,961,347
ZAIS CLO, Ltd. 144A FRB Ser. 19-13A, Class A1A, (BBA LIBOR USD
3 Month + 1.49%), 1.674%, 7/15/32	3,717,000	3,723,743
Total collateralized loan obligations (cost $69,034,640)		$68,955,363

PURCHASED SWAP OPTIONS OUTSTANDING (1.4%)*
Counterparty		Notional/
Fixed right % to receive or (pay)/	Expiration	contract
Floating rate index/Maturity date	date/strike	amount	Value
Bank of America N.A.
3.312/3 month USD-LIBOR-BBA/Nov-38	Nov-28/3.312	$196,510,100	$20,515,654
(3.312)/3 month USD-LIBOR-BBA/Nov-38	Nov-28/3.312	196,510,100	7,078,294
(1.185)/3 month USD-LIBOR-BBA/Dec-25	Dec-23/1.185	269,809,400	3,324,052
0.485/3 month USD-LIBOR-BBA/Jan-25	Jan-24/0.485	269,809,400	312,979
Citibank, N.A.
(2.023)/3 month USD-LIBOR-BBA/Jun-51	Jun-21/2.023	6,003,600	149,009
(0.271)/3 month USD-LIBOR-BBA/Jun-23	Jun-21/0.271	72,043,500	61,957
0.915/3 month USD-LIBOR-BBA/Jul-31	Jul-21/0.915	54,290,900	5,429
Deutsche Bank AG
(1.50)/3 month USD-LIBOR-BBA/Feb-57	Feb-27/1.50	10,500,000	2,384,445
1.50/3 month USD-LIBOR-BBA/Feb-57	Feb-27/1.50	10,500,000	696,465
Goldman Sachs International
(1.62)/3 month USD-LIBOR-BBA/Aug-31	Aug-21/1.62	65,236,100	1,231,005
(2.983)/3 month USD-LIBOR-BBA/May-52	May-22/2.983	16,092,000	244,116
Morgan Stanley & Co. International PLC
3.00/3 month USD-LIBOR-BBA/Apr-72	Apr-47/3.00	18,691,900	3,721,931
3.00/3 month USD-LIBOR-BBA/Feb-73	Feb-48/3.00	18,691,900	3,663,239
2.75/3 month USD-LIBOR-BBA/May-73	May-48/2.75	18,691,900	3,073,322
(1.613)/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613	32,836,200	2,807,167

Income Fund 49

PURCHASED SWAP OPTIONS OUTSTANDING (1.4%)* cont.
Counterparty		Notional/
Fixed right % to receive or (pay)/	Expiration	contract
Floating rate index/Maturity date	date/strike	amount	Value
Morgan Stanley & Co. International PLC cont.
1.613/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613	$32,836,200	$789,054
(2.904)/3 month USD-LIBOR-BBA/May-51	May-21/2.904	6,896,600	7
NatWest Markets PLC
(1.465)/3 month USD-LIBOR-BBA/Feb-52
(United Kingdom)	Feb-22/1.465	9,000,000	1,494,000
1.465/3 month USD-LIBOR-BBA/Feb-52
(United Kingdom)	Feb-22/1.465	9,000,000	147,420
Toronto-Dominion Bank
(1.04)/3 month USD-LIBOR-BBA/Mar-55 (Canada)	Mar-25/1.04	2,583,000	772,963
Total purchased swap options outstanding (cost $44,976,994)			$52,472,508

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.2%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed
Securities 30 yr 2.00% TBA
commitments (Call)	Jun-21/$100.55	$900,000,000	$900,000,000	$6,737,400
Uniform Mortgage-Backed
Securities 30 yr 2.50% TBA
commitments (Call)	Jun-21/103.25	260,000,000	260,000,000	1,464,320
Total purchased options outstanding (cost $3,381,250)				$8,201,720

	Principal
MUNICIPAL BONDS AND NOTES (0.1%)*	amount	Value
CA State G.O. Bonds, (Build America Bonds), 7.50%, 4/1/34	$770,000	$1,200,208
North TX, Tollway Auth. Rev. Bonds, (Build America Bonds),
6.718%, 1/1/49	675,000	1,093,909
OH State U. Rev. Bonds, (Build America Bonds), 4.91%, 6/1/40	845,000	1,113,469
Total municipal bonds and notes (cost $2,294,077)		$3,407,586

	Principal amount/
SHORT-TERM INVESTMENTS (26.7%)*	shares	Value
ABN AMRO Funding USA, LLC commercial paper 0.200%, 8/2/21	$14,500,000	$14,493,450
Atlantic Asset Securitization, LLC asset backed commercial paper
0.180%, 5/19/21	20,500,000	20,498,777
Australia & New Zealand Banking Group, Ltd. commercial paper
0.100%, 5/10/21	20,000,000	19,999,539
Barclays Bank PLC CCP asset backed commercial paper
0.160%, 6/14/21	20,000,000	19,995,875
BPCE SA commercial paper 0.110%, 5/3/21	20,000,000	19,999,867
Chariot Funding, LLC asset backed commercial paper
0.170%, 6/1/21	10,000,000	9,998,907
Chariot Funding, LLC asset backed commercial paper
0.150%, 6/17/21	10,000,000	9,998,107
CHARTA, LLC asset backed commercial paper 0.130%, 6/16/21	6,050,000	6,049,044
CRC Funding, LLC asset backed commercial paper 0.130%, 7/8/21	20,500,000	20,494,342
DNB Bank ASA commercial paper 0.165%, 6/24/21	20,700,000	20,697,565
Federal Home Loan Banks discount notes commercial paper
0.090%, 6/18/21	19,030,000	19,030,000

50 Income Fund

	Principal amount/
SHORT-TERM INVESTMENTS (26.7%)* cont.		shares	Value
FMS Wertmanagement commercial paper 0.150%, 6/28/21		$20,000,000	$19,996,460
ING (U.S.) Funding, LLC commercial paper 0.170%, 8/26/21		20,000,000	19,990,888
Liberty Street Funding, LLC asset backed commercial paper
0.140%, 5/4/21		11,000,000	10,999,932
Lloyds Bank PLC commercial paper 0.145%, 7/22/21		20,000,000	19,994,559
Manhattan Asset Funding Co., LLC asset backed commercial
paper 0.140%, 7/1/21		23,000,000	22,994,019
Manhattan Asset Funding Co., LLC asset backed commercial
paper 0.110%, 6/7/21		6,500,000	6,499,101
Matchpoint Finance PLC asset backed commercial paper
0.140%, 6/21/21		12,000,000	11,997,487
Mitsubishi UFJ Trust & Banking Corp./NY commercial paper
0.200%, 8/5/21		20,000,000	19,992,078
Mizuho Bank, Ltd./New York, NY commercial paper
0.150%, 5/24/21		11,000,000	10,999,362
National Bank of Canada commercial paper 0.140%, 6/1/21		20,000,000	19,998,542
Nationwide Building Society commercial paper 0.110%, 5/26/21		7,620,000	7,619,340
Nordea Bank ABP commercial paper 0.100%, 5/18/21		20,000,000	19,999,260
Old Line Funding, LLC asset backed commercial paper
0.170%, 8/16/21		18,250,000	18,239,314
Putnam Short Term Investment Fund Class P 0.10% L	Shares	250,090,663	250,090,663
Skandinaviska Enskilda Banken AB commercial paper
0.140%, 7/23/21		$8,000,000	7,997,648
Skandinaviska Enskilda Banken AB commercial paper
0.130%, 6/2/21		8,025,000	8,024,389
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.03% P	Shares	6,874,000	6,874,000
Sumitomo Mitsui Trust Bank,Ltd. commercial paper
0.150%, 7/7/21		$12,000,000	11,997,393
Swedbank AB commercial paper 0.150%, 6/18/21		20,000,000	19,998,203
Toronto-Dominion Bank (The) commercial paper 0.150%, 6/3/21		10,000,000	9,999,046
Total Capital Canada, Ltd. commercial paper 0.180%, 8/4/21		20,000,000	19,994,453
U.S. Treasury Bills 0.093%, 7/22/21 # ∆ §		22,000,000	21,999,267
U.S. Treasury Bills 0.088%, 7/8/21 # ∆ §		22,000,000	21,999,395
U.S. Treasury Bills 0.088%, 5/11/21 # ∆		20,000,000	19,999,967
U.S. Treasury Bills 0.084%, 10/7/21 # ∆ §		22,000,000	21,998,081
U.S. Treasury Bills 0.064%, 12/30/21 ∆ §		22,000,000	21,995,213
U.S. Treasury Bills 0.097%, 5/25/21 ∆		24,300,000	24,299,926
U.S. Treasury Bills 0.090%, 6/17/21 # ∆		42,000,000	41,999,475
U.S. Treasury Bills 0.090%, 6/3/21 # ∆		20,000,000	19,999,914
U.S. Treasury Bills 0.084%, 9/9/21 ∆ §		22,000,000	21,998,423
U.S. Treasury Cash Management Bills 0.022%, 8/17/21 ∆		8,700,000	8,699,705
U.S. Treasury Cash Management Bills 0.022%, 8/3/21 ∆		9,800,000	9,799,800
U.S. Treasury Cash Management Bills 0.020%, 7/20/21 ∆ §		22,800,000	22,799,605
U.S. Treasury Cash Management Bills 0.006%, 7/6/21 ∆ §		7,200,000	7,199,898
Victory Receivables Corp. asset backed commercial paper
0.150%, 7/21/21		8,935,000	8,932,149
Total short-term investments (cost $999,220,172)			$999,272,428

TOTAL INVESTMENTS
Total investments (cost $6,440,141,649)	$6,446,963,440

Income Fund 51

Key to holding’s abbreviations

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2020 through April 30, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $3,745,120,780.

† This security is non-income-producing.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $13,292,908 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $187,123,259 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $49,845,882 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

## Forward commitment, in part or in entirety (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts and TBA commitments. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $2,140,108,148 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

52 Income Fund

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 4/30/21 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Euro-Dollar 90 day (Long)	3,850	$3,850,000,000	$960,719,375	Jun-21	$(252,175)
U.S. Treasury Bond 30 yr (Long)	267	41,985,750	41,985,750	Jun-21	(897,648)
U.S. Treasury Bond Ultra 30 yr (Long)	924	171,777,375	171,777,375	Jun-21	(3,806,696)
U.S. Treasury Note 2 yr (Short)	3,881	856,761,068	856,761,069	Jun-21	690,106
U.S. Treasury Note 5 yr (Long)	82	10,162,875	10,162,875	Jun-21	(85,388)
U.S. Treasury Note 10 yr (Long)	2,285	301,691,406	301,691,406	Jun-21	(5,432,016)
U.S. Treasury Note Ultra 10 yr (Long)	639	93,004,453	93,004,453	Jun-21	(2,168,327)
Unrealized appreciation					690,106
Unrealized (depreciation)					(12,642,250)
Total					$(11,952,144)

WRITTEN SWAP OPTIONS OUTSTANDING at 4/30/21 (premiums $98,296,258) (Unaudited)
Counterparty		Notional/
Fixed Obligation % to receive or (pay)/	Expiration	contract
Floating rate index/Maturity date	date/strike	amount	Value
Bank of America N.A.
0.985/3 month USD-LIBOR-BBA/Jan-25	Jan-24/0.985	$269,809,400	$1,729,478
2.074/3 month USD-LIBOR-BBA/Dec-53	Dec-23/2.074	21,584,800	2,589,097
3.195/3 month USD-LIBOR-BBA/Nov-55	Nov-25/3.195	92,778,600	4,799,437
(3.195)/3 month USD-LIBOR-BBA/Nov-55	Nov-25/3.195	92,778,600	23,224,339
Citibank, N.A.
1.722/3 month USD-LIBOR-BBA/Jun-31	Jun-21/1.722	30,018,100	173,805
(1.247)/3 month USD-LIBOR-BBA/Feb-26	Feb-24/1.247	66,000,000	427,020
(1.865)/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865	11,101,100	457,587
1.247/3 month USD-LIBOR-BBA/Feb-26	Feb-24/1.247	66,000,000	880,440
1.865/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865	11,101,100	992,993
1.415/3 month USD-LIBOR-BBA/Jul-31	Jul-21/1.415	54,290,900	1,536,975
Goldman Sachs International
2.823/3 month USD-LIBOR-BBA/May-27	May-22/2.823	64,368,100	112,644
1.564/3 month USD-LIBOR-BBA/May-31	May-21/1.564	104,377,800	956,101
2.9425/3 month USD-LIBOR-BBA/Feb-34	Feb-24/2.9425	96,644,300	2,207,356
(2.9425)/3 month USD-LIBOR-BBA/Feb-34	Feb-24/2.9425	96,644,300	8,438,980
JPMorgan Chase Bank N.A.
1.333/3 month USD-LIBOR-BBA/Jan-24	Jan-23/1.333	12,476,100	15,346
(1.333)/3 month USD-LIBOR-BBA/Jan-24	Jan-23/1.333	12,476,100	91,824
(0.968)/3 month USD-LIBOR-BBA/Mar-35	Mar-25/0.968	17,130,300	205,906
(1.07)/3 month USD-LIBOR-BBA/Mar-32	Mar-27/1.07	30,174,400	296,011
3.229/3 month USD-LIBOR-BBA/Nov-33	Nov-23/3.229	95,618,500	1,484,955
1.07/3 month USD-LIBOR-BBA/Mar-32	Mar-27/1.07	30,174,400	2,132,425

Income Fund 53

WRITTEN SWAP OPTIONS OUTSTANDING at 4/30/21 (premiums $98,296,258) (Unaudited) cont.
Counterparty		Notional/
Fixed Obligation % to receive or (pay)/	Expiration	contract
Floating rate index/Maturity date	date/strike	amount	Value
JPMorgan Chase Bank N.A. cont.
0.968/3 month USD-LIBOR-BBA/Mar-35	Mar-25/0.968	$17,130,300	$2,311,563
(3.229)/3 month USD-LIBOR-BBA/Nov-33	Nov-23/3.229	95,618,500	10,441,540
Morgan Stanley & Co. International PLC
2.664/3 month USD-LIBOR-BBA/May-26	May-21/2.664	27,586,300	28
3.01/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01	13,718,400	495,920
2.97/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97	13,718,400	508,678
(1.512)/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512	32,836,200	530,305
(2.97)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97	13,718,400	1,160,851
(3.01)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01	13,718,400	1,191,992
1.512/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512	32,836,200	1,840,797
(2.75)/3 month USD-LIBOR-BBA/May-49	May-25/2.75	18,691,900	2,735,186
(3.00)/3 month USD-LIBOR-BBA/Jan-49	Jan-24/3.00	18,691,900	3,413,328
(3.00)/3 month USD-LIBOR-BBA/Apr-48	Apr-23/3.00	18,691,900	3,442,300
2.7875/3 month USD-LIBOR-BBA/Apr-59	Apr-29/2.7875	57,986,600	5,230,971
(2.7875)/3 month USD-LIBOR-BBA/Apr-59	Apr-29/2.7875	57,986,600	11,835,065
Toronto-Dominion Bank
(1.17)/3 month USD-LIBOR-BBA/Mar-55	Mar-25/1.17	2,457,900	89,148
1.05/3 month USD-LIBOR-BBA/Mar-27	Mar-25/1.05	34,071,000	753,310
1.17/3 month USD-LIBOR-BBA/Mar-55	Mar-25/1.17	4,915,900	1,356,543
UBS AG
(1.9875)/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875	12,877,200	513,028
1.9875/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875	12,877,200	1,020,261
Wells Fargo Bank, N.A.
(1.47)/3 month USD-LIBOR-BBA/Feb-34	Feb-24/1.47	14,000,000	268,380
1.47/3 month USD-LIBOR-BBA/Feb-34	Feb-24/1.47	14,000,000	1,234,519
Total			$103,126,432

WRITTEN OPTIONS OUTSTANDING at 4/30/21 (premiums $3,381,250) (Unaudited)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed
Securities 30 yr 2.00% TBA
commitments (Put)	Jun-21/$100.55	$900,000,000	$900,000,000	$4,417,200
Uniform Mortgage-Backed
Securities 30 yr 2.50% TBA
commitments (Put)	Jun-21/103.25	260,000,000	260,000,000	855,140
Total				$5,272,340

54 Income Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/21 (Unaudited)
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
Bank of America N.A.
(0.765)/3 month USD-LIBOR-BBA/
Sep-31 (Purchased)	Sep-21/0.765	$35,075,200	$(831,282)	$2,350,740
2.2275/3 month USD-LIBOR-BBA/
May-24 (Purchased)	May-22/2.2275	73,993,400	(682,589)	1,687,050
(1.275)/3 month USD-LIBOR-BBA/
Mar-50 (Purchased)	Mar-30/1.275	19,218,800	(2,503,249)	1,640,517
(1.76)/3 month USD-LIBOR-BBA/
Jan-29 (Purchased)	Jan-28/1.76	260,109,800	(1,680,960)	1,147,084
(2.3075)/3 month USD-LIBOR-BBA/
Jun-52 (Purchased)	Jun-22/2.3075	14,414,200	(326,110)	451,309
2.29/3 month USD-LIBOR-BBA/
Mar-34 (Purchased)	Mar-24/2.29	21,554,700	(1,060,183)	2,802
2.17/3 month USD-LIBOR-BBA/
Apr-34 (Purchased)	Apr-24/2.17	61,584,900	(2,974,551)	(276,516)
1.76/3 month USD-LIBOR-BBA/
Jan-29 (Purchased)	Jan-28/1.76	260,109,800	(1,680,960)	(382,361)
(2.2275)/3 month USD-LIBOR-BBA/
May-24 (Purchased)	May-22/2.2275	73,993,400	(682,589)	(670,380)
0.765/3 month USD-LIBOR-BBA/
Sep-31 (Purchased)	Sep-21/0.765	35,075,200	(831,282)	(817,954)
1.275/3 month USD-LIBOR-BBA/
Mar-50 (Purchased)	Mar-30/1.275	19,218,800	(2,503,249)	(1,323,791)
2.3075/3 month USD-LIBOR-BBA/
Jun-52 (Purchased)	Jun-22/2.3075	14,414,200	(6,777,208)	(5,413,109)
(1.115)/3 month USD-LIBOR-BBA/
Jan-26 (Written)	Jan-25/1.115	260,109,800	1,095,713	366,755
(1.085)/3 month USD-LIBOR-BBA/
Apr-34 (Written)	Apr-24/1.085	123,169,700	1,690,504	209,388
(1.29)/3 month USD-LIBOR-BBA/
Mar-34 (Written)	Mar-24/1.29	30,792,400	480,361	5,235
1.115/3 month USD-LIBOR-BBA/
Jan-26 (Written)	Jan-25/1.115	260,109,800	1,095,713	(1,303,150)
Citibank, N.A.
(1.007)/3 month USD-LIBOR-BBA/
Jun-31 (Purchased)	Jun-21/1.007	26,981,000	(436,418)	1,230,064
(0.462)/3 month USD-LIBOR-BBA/
Jun-26 (Purchased)	Jun-21/0.462	64,422,100	(624,089)	1,111,925
(1.102)/3 month USD-LIBOR-BBA/
Nov-32 (Purchased)	Nov-22/1.102	12,950,900	(411,515)	765,139
(1.625)/3 month USD-LIBOR-BBA/
Jan-61 (Purchased)	Jan-41/1.625	15,357,200	(2,265,187)	339,701
2.285/3 month USD-LIBOR-BBA/
Mar-51 (Purchased)	Mar-41/2.285	27,212,800	(2,349,825)	141,779
2.689/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.689	5,702,000	(734,133)	87,298
1.717/3 month USD-LIBOR-BBA/
May-31 (Purchased)	May-21/1.717	54,290,900	(479,117)	54,291

Income Fund 55

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/21 (Unaudited) cont.
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
Citibank, N.A. cont.
(1.583)/3 month USD-LIBOR-BBA/
May-31 (Purchased)	May-21/1.583	$24,896,000	$(222,819)	$10,207
(0.962)/3 month USD-LIBOR-BBA/
May-26 (Purchased)	May-21/0.962	48,246,800	(178,513)	(9,649)
0.962/3 month USD-LIBOR-BBA/
May-26 (Purchased)	May-21/0.962	48,246,800	(178,513)	(40,527)
(2.285)/3 month USD-LIBOR-BBA/
Mar-51 (Purchased)	Mar-41/2.285	27,212,800	(2,349,825)	(45,173)
1.583/3 month USD-LIBOR-BBA/
May-31 (Purchased)	May-21/1.583	24,896,000	(222,819)	(129,459)
1.625/3 month USD-LIBOR-BBA/
Jan-61 (Purchased)	Jan-41/1.625	15,357,200	(2,265,187)	(300,848)
1.102/3 month USD-LIBOR-BBA/
Nov-32 (Purchased)	Nov-22/1.102	12,950,900	(411,515)	(305,382)
(2.689)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.689	5,702,000	(734,133)	(327,979)
(1.717)/3 month USD-LIBOR-BBA/
May-31 (Purchased)	May-21/1.717	54,290,900	(479,117)	(355,062)
1.007/3 month USD-LIBOR-BBA/
Jun-31 (Purchased)	Jun-21/1.007	26,981,000	(436,418)	(435,743)
0.462/3 month USD-LIBOR-BBA/
Jun-26 (Purchased)	Jun-21/0.462	64,422,100	(624,089)	(621,029)
(1.918)/3 month USD-LIBOR-BBA/
Jan-51 (Written)	Jan-31/1.918	18,485,500	2,210,866	445,870
1.245/3 month USD-LIBOR-BBA/
Aug-24 (Written)	Aug-22/1.245	51,795,400	473,928	361,014
(1.245)/3 month USD-LIBOR-BBA/
Aug-24 (Written)	Aug-22/1.245	51,795,400	473,928	(120,165)
1.918/3 month USD-LIBOR-BBA/
Jan-51 (Written)	Jan-31/1.918	18,485,500	2,210,866	(632,019)
Goldman Sachs International
(1.727)/3 month USD-LIBOR-BBA/
Jan-55 (Purchased)	Jan-25/1.727	11,702,400	(1,749,509)	438,957
1.75/3 month USD-LIBOR-BBA/
May-31 (Purchased)	May-21/1.75	54,290,900	(470,974)	153,100
2.8175/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	6,678,900	(843,211)	115,011
1.727/3 month USD-LIBOR-BBA/
Jan-55 (Purchased)	Jan-25/1.727	11,702,400	(1,073,110)	(274,889)
(2.8175)/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	6,678,900	(843,211)	(324,528)
(1.75)/3 month USD-LIBOR-BBA/
May-31 (Purchased)	May-21/1.75	54,290,900	(470,974)	(437,585)

56 Income Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/21 (Unaudited) cont.
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
JPMorgan Chase Bank N.A.
2.8325/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	$33,394,000	$(4,662,637)	$1,412,566
(2.031)/3 month USD-LIBOR-BBA/
Feb-41 (Purchased)	Feb-31/2.031	56,013,300	(3,831,310)	1,223,330
(1.985)/3 month USD-LIBOR-BBA/
Jan-41 (Purchased)	Jan-31/1.985	40,009,500	(2,744,652)	949,025
(2.032)/3 month USD-LIBOR-BBA/
Jan-55 (Purchased)	Jan-25/2.032	4,643,600	(536,336)	134,339
2.50/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.50	9,503,400	(549,297)	117,367
2.902/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.902	5,702,000	(881,529)	89,635
2.032/3 month USD-LIBOR-BBA/
Jan-55 (Purchased)	Jan-25/2.032	4,643,600	(536,336)	(101,648)
(2.902)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.902	5,702,000	(611,825)	(287,324)
(2.50)/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.50	9,503,400	(988,354)	(297,837)
1.985/3 month USD-LIBOR-BBA/
Jan-41 (Purchased)	Jan-31/1.985	40,009,500	(2,744,652)	(505,320)
2.031/3 month USD-LIBOR-BBA/
Feb-41 (Purchased)	Feb-31/2.031	56,013,300	(3,831,310)	(616,706)
(2.8325)/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	33,394,000	(4,662,637)	(4,215,325)
(1.168)/3 month USD-LIBOR-BBA/
Jun-37 (Written)	Jun-27/1.168	25,768,900	1,658,229	1,044,414
1.168/3 month USD-LIBOR-BBA/
Jun-37 (Written)	Jun-27/1.168	25,768,900	1,658,229	(1,754,347)
Morgan Stanley & Co. International PLC
3.27/3 month USD-LIBOR-BBA/
Oct-53 (Purchased)	Oct-23/3.27	1,179,600	(134,592)	177,282
2.505/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.505	5,702,000	(613,535)	77,775
(3.27)/3 month USD-LIBOR-BBA/
Oct-53 (Purchased)	Oct-23/3.27	1,179,600	(134,592)	(100,785)
(2.505)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.505	5,702,000	(873,546)	(389,846)
Toronto-Dominion Bank
(1.50)/3 month USD-LIBOR-BBA/
Feb-33 (Purchased)	Feb-23/1.50	75,101,900	(2,581,628)	2,434,804
(1.937)/3 month USD-LIBOR-BBA/
Feb-36 (Purchased)	Feb-26/1.937	30,040,600	(1,571,123)	842,939
(2.405)/3 month USD-LIBOR-BBA/
Mar-41 (Purchased)	Mar-31/2.405	3,001,800	(209,376)	15,519
2.405/3 month USD-LIBOR-BBA/
Mar-41 (Purchased)	Mar-31/2.405	3,001,800	(209,376)	4,112

Income Fund 57

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/21 (Unaudited) cont.
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
Toronto-Dominion Bank cont.
1.937/3 month USD-LIBOR-BBA/
Feb-36 (Purchased)	Feb-26/1.937	$30,040,600	$(1,571,123)	$(412,457)
1.50/3 month USD-LIBOR-BBA/
Feb-33 (Purchased)	Feb-23/1.50	75,101,900	(2,581,628)	(1,286,496)
(2.095)/3 month USD-LIBOR-BBA/
Feb-56 (Written)	Feb-26/2.095	12,974,800	1,706,186	268,059
(1.775)/3 month USD-LIBOR-BBA/
Mar-32 (Written)	Mar-22/1.775	7,804,700	212,678	28,565
1.775/3 month USD-LIBOR-BBA/
Mar-32 (Written)	Mar-22/1.775	7,804,700	212,678	(9,990)
2.095/3 month USD-LIBOR-BBA/
Feb-56 (Written)	Feb-26/2.095	12,974,800	1,706,186	(227,837)
UBS AG
(0.902)/3 month USD-LIBOR-BBA/
Apr-35 (Purchased)	Apr-25/0.902	16,661,800	(932,228)	1,419,419
(0.87)/3 month USD-LIBOR-BBA/
Apr-28 (Purchased)	Apr-27/0.87	138,849,000	(936,537)	1,277,411
(0.8925)/3 month USD-LIBOR-BBA/
Apr-28 (Purchased)	Apr-23/0.8925	41,654,700	(883,080)	988,883
(0.983)/3 month USD-LIBOR-BBA/
Apr-32 (Purchased)	Apr-30/0.983	55,539,700	(880,304)	952,506
(1.715)/3 month USD-LIBOR-BBA/
Feb-53 (Purchased)	Feb-23/1.715	15,020,300	(1,355,582)	918,341
(1.6125)/3 month USD-LIBOR-BBA/
Aug-34 (Purchased)	Aug-24/1.6125	32,836,200	(2,401,147)	407,497
1.6125/3 month USD-LIBOR-BBA/
Aug-34 (Purchased)	Aug-24/1.6125	32,836,200	(900,697)	(111,971)
0.983/3 month USD-LIBOR-BBA/
Apr-32 (Purchased)	Apr-30/0.983	55,539,700	(880,304)	(495,970)
0.87/3 month USD-LIBOR-BBA/
Apr-28 (Purchased)	Apr-27/0.87	138,849,000	(936,537)	(630,374)
0.8925/3 month USD-LIBOR-BBA/
Apr-28 (Purchased)	Apr-23/0.8925	41,654,700	(883,080)	(668,974)
1.715/3 month USD-LIBOR-BBA/
Feb-53 (Purchased)	Feb-23/1.715	15,020,300	(1,355,582)	(670,056)
0.902/3 month USD-LIBOR-BBA/
Apr-35 (Purchased)	Apr-25/0.902	16,661,800	(932,228)	(726,788)
1.30/3 month USD-LIBOR-BBA/
Aug-26 (Written)	Aug-21/1.30	69,776,800	2,072,781	1,822,570
(0.958)/3 month USD-LIBOR-BBA/
May-30 (Written)	May-25/0.958	33,323,900	885,583	635,487
(1.30)/3 month USD-LIBOR-BBA/
Aug-26 (Written)	Aug-21/1.30	69,776,800	557,804	(465,411)
0.958/3 month USD-LIBOR-BBA/
May-30 (Written)	May-25/0.958	33,323,900	885,583	(1,362,949)

58 Income Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/21 (Unaudited) cont.
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
Wells Fargo Bank, N.A.
(1.405)/3 month USD-LIBOR-BBA/
Feb-29 (Purchased)	Feb-24/1.405	$105,142,300	$(2,152,789)	$2,022,938
(1.3875)/3 month USD-LIBOR-BBA/
Feb-29 (Purchased)	Feb-24/1.3875	75,101,900	(1,541,466)	1,481,760
(1.96)/3 month USD-LIBOR-BBA/
Jan-41 (Purchased)	Jan-31/1.96	32,946,100	(2,230,451)	844,409
(2.16)/3 month USD-LIBOR-BBA/
Feb-35 (Purchased)	Feb-25/2.16	44,430,800	(2,215,986)	510,066
2.2775/3 month USD-LIBOR-BBA/
Jul-52 (Purchased)	Jul-22/2.2775	46,012,800	(3,888,082)	315,188
2.16/3 month USD-LIBOR-BBA/
Feb-35 (Purchased)	Feb-25/2.16	44,430,800	(2,215,986)	(239,482)
1.96/3 month USD-LIBOR-BBA/
Jan-41 (Purchased)	Jan-31/1.96	32,946,100	(2,230,451)	(423,028)
1.3875/3 month USD-LIBOR-BBA/
Feb-29 (Purchased)	Feb-24/1.3875	75,101,900	(1,541,466)	(654,889)
1.405/3 month USD-LIBOR-BBA/
Feb-29 (Purchased)	Feb-24/1.405	105,142,300	(2,152,789)	(881,092)
(2.2775)/3 month USD-LIBOR-BBA/
Jul-52 (Purchased)	Jul-22/2.2775	46,012,800	(3,888,082)	(1,151,241)
Unrealized appreciation				35,531,442
Unrealized (depreciation)				(33,235,441)
Total				$2,296,001

TBA SALE COMMITMENTS OUTSTANDING at 4/30/21 (proceeds receivable $1,384,141,680) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value
Government National Mortgage Association, 4.50%, 5/1/51	$1,000,000	5/20/21	$1,081,563
Uniform Mortgage-Backed Securities, 3.50%, 5/1/51	220,000,000	5/13/21	234,128,136
Uniform Mortgage-Backed Securities, 3.00%, 6/1/51	5,000,000	6/14/21	5,232,031
Uniform Mortgage-Backed Securities, 3.00%, 5/1/51	134,000,000	5/13/21	140,312,660
Uniform Mortgage-Backed Securities, 2.50%, 5/1/51	308,000,000	5/13/21	319,429,695
Uniform Mortgage-Backed Securities, 2.00%, 6/1/51	107,000,000	6/14/21	107,844,294
Uniform Mortgage-Backed Securities, 2.00%, 5/1/51	574,000,000	5/13/21	579,605,454
Total			$1,387,633,833

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/21 (Unaudited)
Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$2,954,000	$122,739 E	$(16)	2/2/24	3 month USD-	2.5725% —	$122,722
				LIBOR-BBA —	Semiannually
Quarterly
7,645,700	310,889 E	(43)	2/2/24	2.528% —	3 month USD-	(310,932)
				Semiannually	LIBOR-BBA —
Quarterly

Income Fund 59

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/21 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$50,300,800	$5,428,965	$(1,516,550)	3/2/31	3 month USD-	2.7725% —	$4,125,180
				LIBOR-BBA —	Semiannually
				Quarterly
16,004,800	895,100	(3,239)	12/2/23	3 month USD-	2.536% —	1,054,826
				LIBOR-BBA —	Semiannually
				Quarterly
5,533,100	229,624 E	(945)	2/2/24	3 month USD-	2.57% —	228,678
				LIBOR-BBA —	Semiannually
				Quarterly
9,968,700	361,525 E	(56)	2/2/24	3 month USD-	2.3075% —	361,469
				LIBOR-BBA —	Semiannually
				Quarterly
14,633,000	532,100 E	(82)	2/9/24	3 month USD-	2.32% —	532,018
				LIBOR-BBA —	Semiannually
				Quarterly
5,512,000	34,053 E	(123)	11/20/39	3 month USD-	2.55% —	33,930
				LIBOR-BBA —	Semiannually
				Quarterly
30,229,900	1,616,483	(428)	12/7/30	2.184% —	3 month USD-	(1,873,042)
				Semiannually	LIBOR-BBA —
					Quarterly
31,819,500	1,727,322	—	12/14/30	2.1935% —	3 month USD-	(1,985,296)
				Semiannually	LIBOR-BBA —
					Quarterly
13,411,400	851,651 E	—	6/14/52	2.4105% —	3 month USD-	(851,651)
				Semiannually	LIBOR-BBA —
					Quarterly
18,851,000	122,984 E	(212)	6/5/29	3 month USD-	2.2225% —	122,772
				LIBOR-BBA —	Semiannually
				Quarterly
1,576,600	61,984 E	(54)	6/22/52	2.3075% —	3 month USD-	(62,038)
				Semiannually	LIBOR-BBA —
					Quarterly
1,265,600	32,094 E	(43)	7/5/52	2.25% —	3 month USD-	(32,138)
				Semiannually	LIBOR-BBA —
					Quarterly
28,492,700	1,119,450	(403)	1/22/31	2.035% —	3 month USD-	(1,277,997)
				Semiannually	LIBOR-BBA —
					Quarterly
30,390,200	1,601,320 E	(1,036)	8/8/52	1.9185% —	3 month USD-	1,600,284
				Semiannually	LIBOR-BBA —
					Quarterly
24,992,000	3,036,253 E	(852)	9/12/52	1.626% —	3 month USD-	3,035,401
				Semiannually	LIBOR-BBA —
					Quarterly
111,010,500	569,484	(311,098)	10/15/21	3 month USD-	1.316% —	314,249
				LIBOR-BBA —	Semiannually
				Quarterly
115,451,000	714,873	(308,001)	10/21/21	3 month USD-	1.5025% —	449,092
				LIBOR-BBA —	Semiannually
				Quarterly

60 Income Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/21 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$21,510,600	$386,997	$472,948	1/19/31	1.805% —	3 month USD-	$(22,697)
				Semiannually	LIBOR-BBA —
					Quarterly
21,510,600	740,631	(242,168)	1/19/26	3 month USD-	1.629% —	596,385
				LIBOR-BBA —	Semiannually
				Quarterly
21,510,600	341,997 E	(242,236)	1/20/31	3 month USD-	1.996% —	(584,233)
				LIBOR-BBA —	Semiannually
				Quarterly
509,000	26,561 E	(17)	1/16/55	2.032% —	3 month USD-	26,544
				Semiannually	LIBOR-BBA —
					Quarterly
702,100	45,167 E	(24)	1/24/55	3 month USD-	1.977% —	(45,191)
				LIBOR-BBA —	Semiannually
				Quarterly
86,042,300	279,293	47,115	11/3/21	0.83% —	3 month USD-	(544,635)
				Semiannually	LIBOR-BBA —
					Quarterly
86,042,300	496,722	(159,817)	11/3/21	3 month USD-	1.331% —	862,078
				LIBOR-BBA —	Semiannually
				Quarterly
2,500,000	405,993 E	(85)	3/1/57	1.50% —	3 month USD-	405,907
				Semiannually	LIBOR-BBA —
					Quarterly
80,000,000	1,081,760	(382,302)	11/27/22	3 month USD-	1.0925% —	1,046,350
				LIBOR-BBA —	Semiannually
				Quarterly
19,122,200	3,769,521 E	(652)	3/4/52	1.265% —	3 month USD-	3,768,869
				Semiannually	LIBOR-BBA —
					Quarterly
14,501,500	704,019	(205)	3/4/31	3 month USD-	1.101% —	(683,229)
				LIBOR-BBA —	Semiannually
				Quarterly
134,370,300	234,342	(507)	9/8/21	0.68% —	3 month USD-	(330,317)
				Semiannually	LIBOR-BBA —
					Quarterly
296,756,300	515,169	(1,119)	10/15/21	0.571% —	3 month USD-	(567,363)
				Semiannually	LIBOR-BBA —
					Quarterly
33,463,400	5,747,372 E	(1,141)	1/27/47	3 month USD-	1.27% —	(5,748,514)
				LIBOR-BBA —	Semiannually
				Quarterly
2,826,300	439,478 E	(96)	3/7/50	1.275% —	3 month USD-	439,382
				Semiannually	LIBOR-BBA —
					Quarterly
11,084,500	3,197,723 E	(378)	3/10/52	0.8725% —	3 month USD-	3,197,345
				Semiannually	LIBOR-BBA —
					Quarterly
7,012,700	2,276,273 E	(239)	3/11/52	0.717% —	3 month USD-	2,276,034
				Semiannually	LIBOR-BBA —
					Quarterly

Income Fund 61

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/21 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$31,280,800	$2,370,146 E	$(443)	3/17/32	3 month USD-	1.03% —	$(2,370,589)
				LIBOR-BBA —	Semiannually
				Quarterly
50,300,800	5,378,011	(6,707,725)	2/18/31	3 month USD-	2.764% —	(1,066,138)
				LIBOR-BBA —	Semiannually
				Quarterly
5,431,400	333,238 E	(66)	3/24/32	3 month USD-	1.07% —	(333,304)
				LIBOR-BBA —	Semiannually
				Quarterly
2,783,800	344,423 E	(42)	3/24/35	3 month USD-	0.968% —	(344,465)
				LIBOR-BBA —	Semiannually
				Quarterly
23,897,600	2,395,495 E	(338)	4/25/32	0.7925% —	3 month USD-	2,395,157
				Semiannually	LIBOR-BBA —
					Quarterly
2,448,100	268,877 E	(48)	6/28/37	3 month USD-	1.168% —	(268,925)
				LIBOR-BBA —	Semiannually
				Quarterly
112,654,200	2,212,866	(911)	7/14/25	3 month USD-	0.30% —	(2,123,209)
				LIBOR-BBA —	Semiannually
				Quarterly
51,994,300	4,208,679	(689)	7/15/30	3 month USD-	0.645% —	(4,114,868)
				LIBOR-BBA —	Semiannually
				Quarterly
60,047,100	1,266,934	(568)	8/31/25	0.3084% —	3 month USD-	1,253,700
				Semiannually	LIBOR-BBA —
					Quarterly
80,157,800	1,746,238	(648)	8/12/25	3 month USD-	0.277% —	(1,733,049)
				LIBOR-BBA —	Semiannually
				Quarterly
19,302,800	4,282,384 E	1,265,105	9/2/52	3 month USD-	1.188% —	(3,017,279)
				LIBOR-BBA —	Semiannually
				Quarterly
102,472,000	2,201,611	(967)	10/13/25	0.344% —	3 month USD-	2,192,625
				Semiannually	LIBOR-BBA —
					Quarterly
55,039,700	6,880	(208)	9/16/22	3 month USD-	0.214% —	(5,692)
				LIBOR-BBA —	Semiannually
				Quarterly
108,321,400	2,011,637	(876)	10/13/25	0.41% —	3 month USD-	1,998,710
				Semiannually	LIBOR-BBA —
					Quarterly
29,646,000	605,045	15,222	10/16/25	3 month USD-	0.37% —	(587,521)
				LIBOR-BBA —	Semiannually
				Quarterly
97,111,000	7,340,329	67,546	10/16/30	3 month USD-	0.75% —	(7,249,866)
				LIBOR-BBA —	Semiannually
				Quarterly
7,655,000	1,583,452	(20,627)	10/16/50	1.16% —	3 month USD-	1,559,711
				Semiannually	LIBOR-BBA —
					Quarterly

62 Income Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/21 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$26,985,400	$5,162,010	$(1,126,886)	1/29/51	1.232% —	3 month USD-	$3,950,428
				Semiannually	LIBOR-BBA —
					Quarterly
18,889,800	3,589,194	1,000,515	4/29/51	3 month USD-	1.242% —	(2,587,561)
				LIBOR-BBA —	Semiannually
				Quarterly
15,976,200	977,392	—	12/7/30	3 month USD-	0.932% —	(922,038)
				LIBOR-BBA —	Semiannually
				Quarterly
13,100,500	874,642	—	12/7/30	0.871% —	3 month USD-	832,448
				Semiannually	LIBOR-BBA —
					Quarterly
108,321,400	1,858,687	(876)	11/16/25	0.471% —	3 month USD-	1,667,112
				Semiannually	LIBOR-BBA —
					Quarterly
9,208,400	1,600,862	(314)	12/17/50	1.305% —	3 month USD-	1,557,913
				Semiannually	LIBOR-BBA —
					Quarterly
100,903,200	192,725	(635)	12/2/23	0.300% —	3 month USD-	98,483
				Semiannually	LIBOR-BBA —
					Quarterly
109,552,000	9,972,190	(2,092)	12/2/33	3 month USD-	1.02% —	(9,546,186)
				LIBOR-BBA —	Semiannually
				Quarterly
110,753,400	2,242,978	(896)	12/16/25	3 month USD-	0.428% —	(2,092,932)
				LIBOR-BBA —	Semiannually
				Quarterly
32,445,200	2,042,458 E	(459)	6/22/31	3 month USD-	1.0025% —	(2,042,917)
				LIBOR-BBA —	Semiannually
				Quarterly
3,036,000	383,769	(104)	1/8/51	3 month USD-	1.509% —	(369,875)
				LIBOR-BBA —	Semiannually
				Quarterly
3,036,000	357,483	(104)	1/8/51	3 month USD-	1.546% —	(343,236)
				LIBOR-BBA —	Semiannually
				Quarterly
10,030,000	1,197,442	(342)	1/8/51	3 month USD-	1.539% —	(1,150,596)
				LIBOR-BBA —	Semiannually
				Quarterly
104,238,500	1,582,549	(843)	1/13/26	0.5615% —	3 month USD-	1,415,888
				Semiannually	LIBOR-BBA —
					Quarterly
18,550,000	1,759,356	(633)	1/14/51	3 month USD-	1.644% —	(1,670,974)
				LIBOR-BBA —	Semiannually
				Quarterly
20,196,200	887,320	(286)	4/15/31	1.165% —	3 month USD-	878,226
				Semiannually	LIBOR-BBA —
					Quarterly
19,544,700	955,267 E	(277)	7/15/31	1.165% —	3 month USD-	954,990
				Semiannually	LIBOR-BBA —
					Quarterly

Income Fund 63

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/21 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$54,290,900	$844,332	$162,153	4/15/31	3 month USD-	1.465% —	$(651,264)
				LIBOR-BBA —	Semiannually
				Quarterly
13,493,000	1,433,159	(460)	1/19/51	3 month USD-	1.5955% —	(1,373,476)
				LIBOR-BBA —	Semiannually
				Quarterly
25,500,000	1,269,518	(338)	1/27/31	1.075% —	3 month USD-	1,198,116
				Semiannually	LIBOR-BBA —
					Quarterly
188,866,600	1,157,752 E	(1,052)	1/31/25	0.735% —	3 month USD-	1,156,700
				Semiannually	LIBOR-BBA —
					Quarterly
116,795,000	5,003,498	(1,549)	2/4/31	1.153% —	3 month USD-	4,730,149
				Semiannually	LIBOR-BBA —
					Quarterly
24,763,000	2,404,413	(844)	2/4/51	3 month USD-	1.635% —	(2,318,785)
				LIBOR-BBA —	Semiannually
				Quarterly
6,210,000	222,188	(82)	2/9/31	3 month USD-	1.231% —	(207,525)
				LIBOR-BBA —	Semiannually
				Quarterly
108,581,800	1,669,771	(247,902)	3/9/26	0.5996% —	3 month USD-	1,357,462
				Semiannually	LIBOR-BBA —
					Quarterly
21,933,500	332,556	(177)	2/10/26	0.584% —	3 month USD-	313,081
				Semiannually	LIBOR-BBA —
					Quarterly
17,937,700	677,902	(238)	2/16/31	1.212% —	3 month USD-	639,515
				Semiannually	LIBOR-BBA —
					Quarterly
4,175,100	131,219 E	(59)	8/16/31	1.37% —	3 month USD-	131,160
				Semiannually	LIBOR-BBA —
					Quarterly
82,772,000	1,854,424	(1,098)	2/18/31	3 month USD-	1.377% —	(1,655,628)
				LIBOR-BBA —	Semiannually
				Quarterly
31,225,000	737,129	(414)	2/22/31	1.3659% —	3 month USD-	665,725
				Semiannually	LIBOR-BBA —
					Quarterly
37,785,000	681,868	(501)	2/24/31	1.4255% —	3 month USD-	593,280
				Semiannually	LIBOR-BBA —
					Quarterly
3,390,000	122 E	114	6/16/23	3 month USD-	0.30% —	236
				LIBOR-BBA —	Semiannually
				Quarterly
55,186,000	1,987 E	(2,211)	6/16/23	0.30% —	3 month USD-	(4,198)
				Semiannually	LIBOR-BBA —
					Quarterly
827,993,000	1,958,203 E	(4,320,376)	6/16/26	0.95% —	3 month USD-	(2,362,173)
				Semiannually	LIBOR-BBA —
					Quarterly

64 Income Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/21 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$3,821,000	$9,037 E	$19,690	6/16/26	3 month USD-	0.95% —	$10,653
				LIBOR-BBA —	Semiannually
				Quarterly
577,260,000	673,085 E	(7,190,875)	6/16/31	1.65% —	3 month USD-	(6,517,790)
				Semiannually	LIBOR-BBA —
					Quarterly
7,554,000	8,808 E	93,478	6/16/31	3 month USD-	1.65% —	84,670
				LIBOR-BBA —	Semiannually
				Quarterly
18,931,000	260,226 E	(831,464)	6/16/51	2.00% —	3 month USD-	(571,238)
				Semiannually	LIBOR-BBA —
					Quarterly
2,384,000	32,770 E	104,789	6/16/51	3 month USD-	2.00% —	72,019
				LIBOR-BBA —	Semiannually
				Quarterly
68,349,000	643,506	(906)	3/2/31	1.51882% —	3 month USD-	493,926
				Semiannually	LIBOR-BBA —
					Quarterly
54,290,900	497,087	(720)	3/15/31	1.525% —	3 month USD-	403,609
				Semiannually	LIBOR-BBA —
					Quarterly
5,173,100	18,002 E	(78)	3/20/34	2.29% —	3 month USD-	(18,080)
				Semiannually	LIBOR-BBA —
					Quarterly
24,896,000	248,263	(246,178)	4/21/31	3 month USD-	1.736% —	12,804
				LIBOR-BBA —	Semiannually
				Quarterly
72,428,400	32,665	(684)	4/1/26	0.94375% —	3 month USD-	(78,141)
				Semiannually	LIBOR-BBA —
					Quarterly
53,589,800	1,072	(185,318)	4/28/26	3 month USD-	0.95% —	(180,826)
				LIBOR-BBA —	Semiannually
				Quarterly
86,305,500	326,839	(698)	4/8/26	3 month USD-	1.0161% —	371,285
				LIBOR-BBA —	Semiannually
				Quarterly
86,305,500	360,584	(698)	4/8/26	3 month USD-	1.0241% —	405,471
				LIBOR-BBA —	Semiannually
				Quarterly
108,581,800	547,469	(1,025)	4/15/26	1.045% —	3 month USD-	(590,057)
				Semiannually	LIBOR-BBA —
					Quarterly
60,902,700	602,815	(808)	4/15/31	3 month USD-	1.734% —	643,969
				LIBOR-BBA —	Semiannually
				Quarterly
22,838,500	421,142	(779)	4/15/51	2.127% —	3 month USD-	(441,646)
				Semiannually	LIBOR-BBA —
					Quarterly
54,290,900	366,464	(720)	4/21/31	1.702% —	3 month USD-	(390,046)
				Semiannually	LIBOR-BBA —
					Quarterly

Income Fund 65

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/21 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$45,883,000	$6,148	$(608)	4/16/31	3 month USD-	1.631% —	$33,211
				LIBOR-BBA —	Semiannually
				Quarterly
701,000	6,430	(9)	4/19/31	1.534% —	3 month USD-	6,107
				Semiannually	LIBOR-BBA —
					Quarterly
38,992,000	387,541	(1,330)	4/22/51	2.0065% —	3 month USD-	368,444
				Semiannually	LIBOR-BBA —
					Quarterly
6,954,000	94,366	(237)	4/23/51	3 month USD-	1.991% —	(91,793)
				LIBOR-BBA —	Semiannually
				Quarterly
7,015,000	83,633	(239)	4/26/51	3 month USD-	1.998% —	(82,097)
				LIBOR-BBA —	Semiannually
				Quarterly
433,000	31	(2)	4/26/23	0.2705% —	3 month USD-	24
				Semiannually	LIBOR-BBA —
					Quarterly
978,000	8,403	(13)	4/26/31	1.5415% —	3 month USD-	8,204
				Semiannually	LIBOR-BBA —
					Quarterly
24,123,400	102,211 E	(320)	5/5/31	3 month USD-	1.591% —	(102,531)
				LIBOR-BBA —	Semiannually
				Quarterly
25,955,000	3,478	(98)	4/28/23	3 month USD-	0.2825% —	3,593
				LIBOR-BBA —	Semiannually
				Quarterly
79,123,000	523,478	(1,049)	4/28/31	3 month USD-	1.5625% —	(515,438)
				LIBOR-BBA —	Semiannually
				Quarterly
25,955,000	3,218	(98)	4/28/23	3 month USD-	0.282% —	3,333
				LIBOR-BBA —	Semiannually
				Quarterly
79,123,000	531,786	(1,049)	4/28/31	3 month USD-	1.5614% —	(523,753)
				LIBOR-BBA —	Semiannually
				Quarterly
156,350,000	900,263	185,752	4/20/31	1.57% —	3 month USD-	1,067,957
				Semiannually	LIBOR-BBA —
					Quarterly
56,360,000	349,094	(747)	4/29/31	1.5665% —	3 month USD-	343,996
				Semiannually	LIBOR-BBA —
					Quarterly
695,000	371	(9)	4/30/31	3 month USD-	1.6265% —	(353)
				LIBOR-BBA —	Semiannually
				Quarterly
57,050,000	16,259	(215)	4/30/23	3 month USD-	0.29% —	16,210
				LIBOR-BBA —	Semiannually
				Quarterly

66 Income Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/21 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$194,296,000	$22,538	$(2,580)	4/30/31	3 month USD-	1.6309% —	$(17,310)
				LIBOR-BBA —	Semiannually
				Quarterly
Total	$(20,655,498)					$(17,064,826)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/21 (Unaudited)
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Bank of America N.A.
$59,282	$57,501	$—	1/12/41	4.00% (1 month	Synthetic TRS	$(1,033)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
106,112	103,207	—	1/12/41	4.50% (1 month	Synthetic TRS	(1,439)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Barclays Bank PLC
1,444,960	1,446,822	—	1/12/40	4.00% (1 month	Synthetic MBX	4,573
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
218,769	219,051	—	1/12/40	4.00% (1 month	Synthetic MBX	692
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
23,548,726	23,555,146	—	1/12/41	5.00% (1 month	Synthetic MBX	59,260
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,304,157	2,304,474	—	1/12/40	5.00% (1 month	Synthetic MBX	5,537
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,707,884	1,707,206	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(3,803)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
29,951,512	29,887,076	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(17,037)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
241,515	234,196	—	1/12/43	3.50% (1 month	Synthetic TRS	(4,542)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

Income Fund 67

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/21 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$24,190	$23,457	$—	1/12/43	3.50% (1 month	Synthetic TRS	$(455)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
151,612	147,056	—	1/12/41	4.00% (1 month	Synthetic TRS	(2,641)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
46,655	45,253	—	1/12/41	4.00% (1 month	Synthetic TRS	(813)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
38,112	37,021	—	1/12/41	(5.00%) 1 month	Synthetic TRS	535
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
108,614	107,874	—	1/12/39	6.00% (1 month	Synthetic TRS	617
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
223,177	219,108	—	1/12/38	6.50% (1 month	Synthetic TRS	(1,375)
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
25,190	24,731	—	1/12/38	6.50% (1 month	Synthetic TRS	(155)
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
1,926,547	1,927,072	—	1/12/41	5.00% (1 month	Synthetic MBX	4,848
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
456,483	456,607	—	1/12/41	5.00% (1 month	Synthetic MBX	1,149
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Credit Suisse International
421,074	415,970	—	1/12/41	5.00% (1 month	Synthetic MBX Index	259
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
69,632	67,522	—	1/12/43	3.50% (1 month	Synthetic TRS	(1,309)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
510,474	496,732	—	1/12/45	4.00% (1 month	Synthetic TRS	(6,895)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

68 Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/21 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Credit Suisse International cont.
$227,061	$220,238	$—	1/12/41	4.00% (1 month	Synthetic TRS	$(3,955)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
178,767	173,954	—	1/12/45	4.00% (1 month	Synthetic TRS	(2,415)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
872,038	845,836	—	1/12/41	(4.00%) 1 month	Synthetic TRS	15,190
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
184,433	179,154	—	1/12/41	(5.00%) 1 month	Synthetic TRS	2,588
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Goldman Sachs International
101,586	101,368	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(58)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
270,867	270,284	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(154)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
751,310	749,694	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(427)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,999,908	1,995,606	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,138)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,739,663	2,733,769	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,558)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
467,065	446,557	—	1/12/44	(3.00%) 1 month	Synthetic TRS	15,340
				USD-LIBOR —	Index 3.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
251,467	243,847	—	1/12/43	(3.50%) 1 month	Synthetic TRS	4,729
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
371,611	360,445	—	1/12/41	4.00% (1 month	Synthetic TRS	(6,473)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Income Fund 69

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/21 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$177,422	$172,646	$—	1/12/45	4.00% (1 month	Synthetic TRS	$(2,396)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
15,817	15,342	—	1/12/41	4.00% (1 month	Synthetic TRS	(276)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
76,928	74,822	—	1/12/41	4.50% (1 month	Synthetic TRS	(1,043)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
359,831	349,532	—	1/12/41	(5.00%) 1 month	Synthetic TRS	5,049
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
678,041	673,420	—	1/12/39	6.00% (1 month	Synthetic TRS	3,853
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
486,830	483,512	—	1/12/39	6.00% (1 month	Synthetic TRS	2,767
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
269,682	267,844	—	1/12/39	6.00% (1 month	Synthetic TRS	1,533
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
8,769	8,709	—	1/12/39	6.00% (1 month	Synthetic TRS	50
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
350,736	344,342	—	1/12/38	6.50% (1 month	Synthetic TRS	(2,161)
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
320,038	314,203	—	1/12/38	6.50% (1 month	Synthetic TRS	(1,972)
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
310,103	304,449	—	1/12/38	6.50% (1 month	Synthetic TRS	(1,910)
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
246,885	242,384	—	1/12/38	6.50% (1 month	Synthetic TRS	(1,521)
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

70 Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/21 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$106,639	$104,695	$—	1/12/38	6.50% (1 month	Synthetic TRS	$(657)
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
JPMorgan Chase Bank N. A.
359,847	349,548	—	1/12/41	(5.00%) 1 month	Synthetic TRS	5,049
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
JPMorgan Securities LLC
274,321	270,996	—	1/12/41	(5.00%) 1 month	Synthetic MBX Index	(169)
				USD-LIBOR —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
					Monthly
721,667	703,839	—	1/12/44	4.00% (1 month	Synthetic TRS	(8,948)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
721,667	703,839	—	1/12/44	(4.00%) 1 month	Synthetic TRS	8,948
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Morgan Stanley & Co. International PLC
6,989,566	6,932,321	—	7/17/24	3.825% (3 month	Pera Funding DAC,	(33,386)
				USD-LIBOR-BBA	3.825%, Series
				minus 0.12%) —	2019–01, 07/10/24 —
				Quarterly	Quarterly
Upfront premium received		—		Unrealized appreciation		142,566
Upfront premium (paid)		—		Unrealized (depreciation)		(112,114)
Total		$—		Total		$30,452

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/21 (Unaudited)
Upfront
		premium	Termina-	Payments	Total return	Unrealized
		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
$35,382,750	$507,672	$(594)	3/23/31	(2.4275%) — At	USA Non Revised	$507,077
				maturity	Consumer Price
Index-Urban
(CPI-U) — At
maturity
35,822,000	426,855	(602)	3/23/31	(2.45%) — At	USA Non Revised	426,253
				maturity	Consumer Price
Index-Urban
(CPI-U) — At
maturity

Income Fund 71

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/21 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
$30,561,000	$158,917	$(513)	4/1/31	(2.51%) — At	USA Non Revised	$158,404
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
30,561,000	142,323	(513)	4/1/31	(2.515%) — At	USA Non Revised	141,809
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
10,083,000	100,558	(169)	4/1/31	(2.466%) — At	USA Non Revised	100,388
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
20,370,000	216,024	(206)	4/1/26	2.496% — At	USA Non Revised	(216,230)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
71,598,000	718,629	(723)	3/23/26	2.51% — At	USA Non Revised	(719,352)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
23,981,000	742,404	(403)	2/25/31	2.28% — At	USA Non Revised	(742,807)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
30,137,000	931,565	(506)	2/24/31	2.281% — At	USA Non Revised	(932,071)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
30,140,000	939,494	(506)	2/25/31	2.278% — At	USA Non Revised	(940,000)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
70,811,500	955,814	—	3/23/26	2.445% — At	USA Non Revised	(955,814)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
30,142,000	973,315	(506)	2/25/31	2.2675% — At	USA Non Revised	(973,822)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity

72 Income Fund

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/21 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
$122,040,000	$1,072,976	$(1,232)	4/1/26	2.53% — At	USA Non Revised	$(1,074,208)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
54,773,000	1,260,874	(920)	3/5/31	2.351% — At	USA Non Revised	(1,261,795)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
55,372,000	1,280,588	(930)	3/5/31	2.35% — At	USA Non Revised	(1,281,518)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
60,274,000	1,830,943	(1,016)	2/24/31	2.286% — At	USA Non Revised	(1,831,955)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
Total		$(9,339)				$(9,595,641)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/21 (Unaudited)
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BB–/P	$13,534	$198,000	$56,054	5/11/63	300 bp —	$(42,421)
Index						Monthly
CMBX NA BBB–.6	BB–/P	26,395	438,000	123,998	5/11/63	300 bp —	(97,384)
Index						Monthly
CMBX NA BBB–.6	BB–/P	54,079	876,000	247,996	5/11/63	300 bp —	(193,478)
Index						Monthly
CMBX NA BBB–.6	BB–/P	51,528	904,000	255,922	5/11/63	300 bp —	(203,942)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA A.6	A-/P	18,755	124,000	10,552	5/11/63	200 bp —	8,244
Index						Monthly
CMBX NA A.6	A-/P	29,025	180,000	15,318	5/11/63	200 bp —	13,767
Index						Monthly
CMBX NA A.6	A-/P	26,554	219,000	18,637	5/11/63	200 bp —	7,990
Index						Monthly
CMBX NA A.6	A-/P	37,103	310,000	26,381	5/11/63	200 bp —	10,825
Index						Monthly
CMBX NA A.6	A-/P	66,178	543,000	46,209	5/11/63	200 bp —	20,150
Index						Monthly
CMBX NA A.6	A-/P	74,013	620,000	52,762	5/11/63	200 bp —	21,457
Index						Monthly

Income Fund 73

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/21 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA A.6	A-/P	$154,058	$871,000	$74,122	5/11/63	200 bp —	$80,226
Index						Monthly
CMBX NA A.6	A-/P	108,726	918,000	78,122	5/11/63	200 bp —	30,910
Index						Monthly
CMBX NA A.6	A-/P	245,723	1,467,000	124,842	5/11/63	200 bp —	121,370
Index						Monthly
CMBX NA A.6	A-/P	176,250	1,500,000	127,650	5/11/63	200 bp —	49,100
Index						Monthly
CMBX NA A.6	A-/P	364,258	2,871,000	244,322	5/11/63	200 bp —	120,893
Index						Monthly
CMBX NA A.6	A-/P	460,248	3,886,000	330,699	5/11/63	200 bp —	130,845
Index						Monthly
CMBX NA A.6	A-/P	463,891	3,886,000	330,699	5/11/63	200 bp —	134,488
Index						Monthly
CMBX NA A.6	A-/P	498,339	4,381,000	372,823	5/11/63	200 bp —	126,976
Index						Monthly
CMBX NA A.6	A-/P	683,727	4,429,000	376,908	5/11/63	200 bp —	308,295
Index						Monthly
CMBX NA A.6	A-/P	646,875	5,000,000	425,500	5/11/63	200 bp —	223,042
Index						Monthly
CMBX NA A.6	A-/P	562,500	5,000,000	425,500	5/11/63	200 bp —	138,667
Index						Monthly
CMBX NA A.6	A-/P	1,092,341	8,827,000	751,178	5/11/63	200 bp —	344,106
Index						Monthly
CMBX NA A.6	A-/P	2,042,215	12,284,000	1,045,368	5/11/63	200 bp —	1,000,941
Index						Monthly
CMBX NA BB.11	BB–/P	1,234,525	2,185,000	285,143	11/18/54	500 bp —	951,203
Index						Monthly
CMBX NA BB.13	BB–/P	153,861	1,539,000	149,437	12/16/72	500 bp —	5,706
Index						Monthly
CMBX NA BB.13	BB–/P	376,267	3,987,000	387,138	12/16/72	500 bp —	(7,548)
Index						Monthly
CMBX NA BB.6	B-/P	624,884	3,846,000	1,831,081	5/11/63	500 bp —	(1,202,992)
Index						Monthly
CMBX NA BB.7	B+/P	132,687	2,600,000	941,460	1/17/47	500 bp —	(806,606)
Index						Monthly
CMBX NA BBB– .13	BBB–/P	68,754	784,000	49,078	12/16/72	300 bp —	20,068
Index						Monthly
CMBX NA BBB– .13	BBB–/P	187,091	2,468,000	154,497	12/16/72	300 bp —	33,828
Index						Monthly
CMBX NA BBB– .14	BBB–/P	134,638	4,321,000	187,964	12/16/72	300 bp —	(51,165)
Index						Monthly
CMBX NA BBB–.12	BBB–/P	152,455	2,587,000	146,942	8/17/61	300 bp —	6,807
Index						Monthly
CMBX NA BBB–.14	BBB–/P	69,656	1,393,000	60,596	12/16/72	300 bp —	9,757
Index						Monthly

74 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/21 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB–.14	BBB–/P	$150,037	$3,494,000	$151,989	12/16/72	300 bp —	$(205)
Index						Monthly
CMBX NA BBB–.6	BB–/P	1,215,720	3,684,000	1,042,940	5/11/63	300 bp —	174,622
Index						Monthly
CMBX NA BBB–.6	BB–/P	307,697	3,849,000	1,089,652	5/11/63	300 bp —	(780,031)
Index						Monthly
CMBX NA BBB–.6	BB–/P	427,327	6,277,000	1,777,019	5/11/63	300 bp —	(1,346,553)
Index						Monthly
CMBX NA BBB–.6	BB–/P	8,578,189	134,710,000	38,136,401	5/11/63	300 bp —	(29,490,857)
Index						Monthly
Credit Suisse International
CMBX NA A.6	A-/P	(28,117)	25,462,000	2,166,816	5/11/63	200 bp —	(2,186,446)
Index						Monthly
CMBX NA A.7	A-/P	11,938	287,000	18,225	1/17/47	200 bp —	(6,191)
Index						Monthly
CMBX NA A.7	A-/P	102,321	2,780,000	176,530	1/17/47	200 bp —	(73,282)
Index						Monthly
CMBX NA BB.7	B+/P	97,913	732,000	265,057	1/17/47	500 bp —	(166,534)
Index						Monthly
CMBX NA BBB–.6	BB–/P	4,150,885	44,176,000	12,506,226	5/11/63	300 bp —	(8,333,253)
Index						Monthly
CMBX NA BBB–.7	BB/P	143,564	2,186,000	435,451	1/17/47	300 bp —	(290,794)
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A-/P	5,271	168,000	14,297	5/11/63	200 bp —	(8,970)
Index						Monthly
CMBX NA A.6	A-/P	54,870	472,000	40,167	5/11/63	200 bp —	14,860
Index						Monthly
CMBX NA A.6	A-/P	16,026	526,000	44,763	5/11/63	200 bp —	(28,561)
Index						Monthly
CMBX NA A.6	A-/P	65,431	551,000	46,890	5/11/63	200 bp —	18,725
Index						Monthly
CMBX NA A.6	A-/P	(1,095)	602,000	51,230	5/11/63	200 bp —	(52,124)
Index						Monthly
CMBX NA A.6	A-/P	(365)	602,000	51,230	5/11/63	200 bp —	(51,395)
Index						Monthly
CMBX NA A.6	A-/P	32,297	638,000	54,294	5/11/63	200 bp —	(21,785)
Index						Monthly
CMBX NA A.6	A-/P	50,224	975,000	82,973	5/11/63	200 bp —	(32,424)
Index						Monthly
CMBX NA A.6	A-/P	65,795	1,256,000	106,886	5/11/63	200 bp —	(40,672)
Index						Monthly
CMBX NA A.6	A-/P	109,667	1,964,000	167,136	5/11/63	200 bp —	(56,815)
Index						Monthly
CMBX NA A.6	A-/P	300,730	2,074,000	176,497	5/11/63	200 bp —	124,924
Index						Monthly

Income Fund 75

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/21 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA A.6	A-/P	$165,367	$2,518,000	$214,282	5/11/63	200 bp —	$(48,076)
Index						Monthly
CMBX NA A.6	A-/P	338,288	2,910,000	247,641	5/11/63	200 bp —	91,617
Index						Monthly
CMBX NA A.6	A-/P	152,946	2,939,000	250,109	5/11/63	200 bp —	(96,184)
Index						Monthly
CMBX NA A.6	A-/P	148,581	3,016,000	256,662	5/11/63	200 bp —	(107,075)
Index						Monthly
CMBX NA A.6	A-/P	(32,020)	3,372,000	286,957	5/11/63	200 bp —	(317,853)
Index						Monthly
CMBX NA A.6	A-/P	224,300	3,497,000	297,595	5/11/63	200 bp —	(72,129)
Index						Monthly
CMBX NA BB.13	BB–/P	167,517	1,742,000	169,148	12/16/72	500 bp —	(180)
Index						Monthly
CMBX NA BBB– .13	BBB–/P	122,839	776,000	48,578	12/16/72	300 bp —	74,650
Index						Monthly
CMBX NA BBB– .13	BBB–/P	131,166	837,000	52,396	12/16/72	300 bp —	79,188
Index						Monthly
CMBX NA BBB– .13	BBB–/P	155,664	2,130,000	133,338	12/16/72	300 bp —	23,391
Index						Monthly
CMBX NA BBB– .13	BBB–/P	150,860	2,548,000	159,505	12/16/72	300 bp —	(7,370)
Index						Monthly
CMBX NA BBB– .13	BBB–/P	151,772	2,548,000	159,505	12/16/72	300 bp —	(6,459)
Index						Monthly
CMBX NA BBB–.11	BBB–/P	254	4,000	206	11/18/54	300 bp —	50
Index						Monthly
CMBX NA BBB–.11	BBB–/P	318	5,000	258	11/18/54	300 bp —	62
Index						Monthly
CMBX NA BBB–.6	BB–/P	1,869	37,000	10,475	5/11/63	300 bp —	(8,587)
Index						Monthly
CMBX NA BBB–.6	BB–/P	11,786	112,000	31,707	5/11/63	300 bp —	(19,866)
Index						Monthly
CMBX NA BBB–.6	BB–/P	12,607	146,000	41,333	5/11/63	300 bp —	(28,652)
Index						Monthly
CMBX NA BBB–.6	BB–/P	18,143	375,000	106,163	5/11/63	300 bp —	(87,832)
Index						Monthly
CMBX NA BBB–.6	BB–/P	43,346	392,000	110,975	5/11/63	300 bp —	(67,433)
Index						Monthly
CMBX NA BBB–.6	BB–/P	43,557	401,000	113,523	5/11/63	300 bp —	(69,766)
Index						Monthly
CMBX NA BBB–.6	BB–/P	43,389	401,000	113,523	5/11/63	300 bp —	(69,934)
Index						Monthly
CMBX NA BBB–.6	BB–/P	39,801	503,000	142,399	5/11/63	300 bp —	(102,346)
Index						Monthly
CMBX NA BBB–.6	BB–/P	33,283	671,000	189,960	5/11/63	300 bp —	(156,341)
Index						Monthly

76 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/21 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BB–/P	$32,711	$671,000	$189,960	5/11/63	300 bp —	$(156,913)
Index						Monthly
CMBX NA BBB–.6	BB–/P	77,301	714,000	202,133	5/11/63	300 bp —	(124,475)
Index						Monthly
CMBX NA BBB–.6	BB–/P	68,535	1,006,000	284,799	5/11/63	300 bp —	(215,760)
Index						Monthly
CMBX NA BBB–.6	BB–/P	134,237	1,144,000	323,866	5/11/63	300 bp —	(189,058)
Index						Monthly
CMBX NA BBB–.6	BB–/P	71,141	1,402,000	396,906	5/11/63	300 bp —	(325,065)
Index						Monthly
CMBX NA BBB–.6	BB–/P	200,757	1,446,000	409,363	5/11/63	300 bp —	(207,883)
Index						Monthly
CMBX NA BBB–.6	BB–/P	137,523	1,554,000	439,937	5/11/63	300 bp —	(301,637)
Index						Monthly
CMBX NA BBB–.6	BB–/P	117,779	1,855,000	525,151	5/11/63	300 bp —	(406,444)
Index						Monthly
CMBX NA BBB–.6	BB–/P	217,967	2,463,000	697,275	5/11/63	300 bp —	(478,077)
Index						Monthly
CMBX NA BBB–.6	BB–/P	207,367	2,467,000	698,408	5/11/63	300 bp —	(489,808)
Index						Monthly
CMBX NA BBB–.6	BB–/P	407,935	2,864,000	810,798	5/11/63	300 bp —	(401,431)
Index						Monthly
CMBX NA BBB–.6	BB–/P	259,403	3,236,000	916,112	5/11/63	300 bp —	(655,091)
Index						Monthly
CMBX NA BBB–.6	BB–/P	250,279	3,302,000	934,796	5/11/63	300 bp —	(682,866)
Index						Monthly
CMBX NA BBB–.6	BB–/P	244,226	3,333,000	943,572	5/11/63	300 bp —	(697,680)
Index						Monthly
CMBX NA BBB–.6	BB–/P	245,701	3,333,000	943,572	5/11/63	300 bp —	(696,204)
Index						Monthly
CMBX NA BBB–.6	BB–/P	345,231	4,755,000	1,346,141	5/11/63	300 bp —	(998,532)
Index						Monthly
CMBX NA BBB–.6	BB–/P	345,231	4,755,000	1,346,141	5/11/63	300 bp —	(998,532)
Index						Monthly
CMBX NA BBB–.6	BB–/P	759,433	10,002,000	2,831,566	5/11/63	300 bp —	(2,067,132)
Index						Monthly
CMBX NA BBB–.7	BB/P	7,806	112,000	22,310	1/17/47	300 bp —	(14,448)
Index						Monthly
CMBX NA BBB–.7	BB/P	49,185	605,000	120,516	1/17/47	300 bp —	(71,028)
Index						Monthly
JPMorgan Securities LLC
CMBX NA A.13	A-/P	(10,398)	10,000,000	62,000	12/16/72	200 bp —	54,936
Index						Monthly
CMBX NA A.13	A-/P	33,777	419,000	2,598	12/16/72	200 bp —	36,514
Index						Monthly
CMBX NA A.6	A-/P	184,100	1,315,000	111,907	5/11/63	200 bp —	72,632
Index						Monthly

Income Fund 77

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/21 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA A.6	A-/P	$549,146	$3,684,000	$313,508	5/11/63	200 bp —	$236,866
Index						Monthly
CMBX NA A.6	A-/P	432,520	3,932,000	334,613	5/11/63	200 bp —	99,217
Index						Monthly
CMBX NA A.6	A-/P	9,080,688	69,839,000	5,943,299	5/11/63	200 bp —	3,160,669
Index						Monthly
CMBX NA BBB– .13	BBB–/P	112,665	716,000	44,822	12/16/72	300 bp —	68,201
Index						Monthly
CMBX NA BBB– .13	BBB–/P	288,672	1,585,000	99,221	12/16/72	300 bp —	190,243
Index						Monthly
CMBX NA BBB– .13	BBB–/P	421,114	2,522,000	157,877	12/16/72	300 bp —	264,498
Index						Monthly
CMBX NA BBB– .13	BBB–/P	513,604	2,551,000	159,693	12/16/72	300 bp —	355,186
Index						Monthly
CMBX NA BBB– .13	BBB–/P	273,434	4,624,000	289,462	12/16/72	300 bp —	(13,716)
Index						Monthly
CMBX NA BBB– .13	BBB–/P	1,003,570	10,938,000	684,719	12/16/72	300 bp —	324,320
Index						Monthly
CMBX NA BBB–.13	BBB–/P	293,329	4,245,000	265,737	12/16/72	300 bp —	29,715
Index						Monthly
CMBX NA BBB–.6	BB–/P	28,770,015	89,990,000	25,476,169	5/11/63	300 bp —	3,338,841
Index						Monthly
CMBX NA BBB–.7	BB/P	115,034	490,000	97,608	1/17/47	300 bp —	17,671
Index						Monthly
Merrill Lynch International
CMBX NA BBB– .6	BB–/P	10,374,285	38,502,000	10,899,916	5/11/63	300 bp —	(506,380)
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA A .6	A-/P	277,133	4,068,000	346,187	5/11/63	200 bp —	(67,698)
Index						Monthly
CMBX NA A.6	A-/P	99,200	992,000	84,419	5/11/63	200 bp —	15,111
Index						Monthly
CMBX NA A.6	A-/P	245,938	1,574,000	133,947	5/11/63	200 bp —	112,515
Index						Monthly
CMBX NA A.6	A-/P	248,100	2,481,000	211,133	5/11/63	200 bp —	37,794
Index						Monthly
CMBX NA A.6	A-/P	515,760	3,684,000	313,508	5/11/63	200 bp —	203,480
Index						Monthly
CMBX NA A.6	A-/P	1,653,075	10,665,000	907,592	5/11/63	200 bp —	749,039
Index						Monthly
CMBX NA BB.13	BB–/P	124,916	1,299,000	126,133	12/16/72	500 bp —	(134)
Index						Monthly
CMBX NA BB.13	BB–/P	164,266	1,791,000	173,906	12/16/72	500 bp —	(8,148)
Index						Monthly
CMBX NA BB.13	BB–/P	278,462	3,056,000	296,738	12/16/72	500 bp —	(15,729)
Index						Monthly

78 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/21 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.13	BB–/P	$290,482	$3,078,000	$298,874	12/16/72	500 bp —	$(5,827)
Index						Monthly
CMBX NA BB.13	BB–/P	334,743	3,624,000	351,890	12/16/72	500 bp —	(14,127)
Index						Monthly
CMBX NA BBB– .13	BBB–/P	39,795	426,000	26,668	12/16/72	300 bp —	13,341
Index						Monthly
CMBX NA BBB– .13	BBB–/P	99,730	491,000	30,737	12/16/72	300 bp —	69,239
Index						Monthly
CMBX NA BBB– .13	BBB–/P	131,705	837,000	52,396	12/16/72	300 bp —	79,727
Index						Monthly
CMBX NA BBB– .13	BBB–/P	150,022	2,537,000	158,816	12/16/72	300 bp —	(7,525)
Index						Monthly
CMBX NA BBB– .13	BBB–/P	196,863	2,670,000	167,142	12/16/72	300 bp —	31,056
Index						Monthly
CMBX NA BBB– .13	BBB–/P	261,470	3,841,000	240,447	12/16/72	300 bp —	22,944
Index						Monthly
CMBX NA BBB– .13	BBB–/P	316,479	4,256,000	266,426	12/16/72	300 bp —	52,181
Index						Monthly
CMBX NA BBB– .14	BBB–/P	78,506	2,583,000	112,361	12/16/72	300 bp —	(32,563)
Index						Monthly
CMBX NA BBB–.12	BBB–/P	62,821	1,066,000	60,549	8/17/61	300 bp —	2,805
Index						Monthly
CMBX NA BBB–.13	BBB–/P	266,851	4,072,000	254,907	12/16/72	300 bp —	13,302
Index						Monthly
CMBX NA BBB–.14	BBB–/P	86,727	2,013,000	87,566	12/16/72	300 bp —	(839)
Index						Monthly
CMBX NA BBB–.6	BB–/P	151,989	1,554,000	439,937	5/11/63	300 bp —	(287,171)
Index						Monthly
CMBX NA BBB–.6	BB–/P	529,757	6,342,000	1,795,420	5/11/63	300 bp —	(1,262,492)
Index						Monthly
CMBX NA BBB–.6	BB–/P	489,483	6,670,000	1,888,277	5/11/63	300 bp —	(1,395,459)
Index						Monthly
CMBX NA BBB–.6	BB–/P	777,807	9,703,000	2,746,919	5/11/63	300 bp —	(1,964,260)
Index						Monthly
CMBX NA BBB–.6	BB–/P	1,236,736	16,509,000	4,673,698	5/11/63	300 bp —	(3,428,707)
Index						Monthly
CMBX NA BBB–.6	BB–/P	3,114,963	47,018,500	13,310,937	5/11/63	300 bp —	(10,172,465)
Index						Monthly
Upfront premium received		97,924,168	Unrealized appreciation				14,173,793
Upfront premium (paid)		(71,995)	Unrealized (depreciation)				(76,199,815)
Total		$97,852,173	Total				$(62,026,022)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at April 30, 2021. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Income Fund 79

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 4/30/21 (Unaudited)
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(1,164)	$157,000	$9,970	1/17/47	(200 bp) —	$8,753
					Monthly
CMBX NA BB.10 Index	(46,755)	448,000	134,714	11/17/59	(500 bp) —	87,586
					Monthly
CMBX NA BB.10 Index	(40,460)	369,000	110,958	11/17/59	(500 bp) —	70,191
					Monthly
CMBX NA BB.11 Index	(179,509)	2,486,000	324,423	11/18/54	(500 bp) —	142,843
					Monthly
CMBX NA BB.11 Index	(59,602)	867,000	113,144	11/18/54	(500 bp) —	52,819
					Monthly
CMBX NA BB.11 Index	(24,952)	481,000	62,771	11/18/54	(500 bp) —	37,418
					Monthly
CMBX NA BB.11 Index	(24,535)	481,000	62,771	11/18/54	(500 bp) —	37,835
					Monthly
CMBX NA BB.11 Index	(43,360)	460,000	60,030	11/18/54	(500 bp) —	16,286
					Monthly
CMBX NA BB.11 Index	(17,879)	138,000	18,009	11/18/54	(500 bp) —	15
					Monthly
CMBX NA BB.12 Index	(92,173)	1,074,000	142,735	8/17/61	(500 bp) —	49,667
					Monthly
CMBX NA BB.12 Index	(279,923)	858,000	114,028	8/17/61	(500 bp) —	(166,609)
					Monthly
CMBX NA BB.8 Index	(163,027)	1,267,429	464,259	10/17/57	(500 bp) —	300,176
					Monthly
CMBX NA BB.8 Index	(63,214)	347,506	127,291	10/17/57	(500 bp) —	63,788
					Monthly
CMBX NA BB.9 Index	(38,518)	597,000	157,727	9/17/58	(500 bp) —	118,712
					Monthly
CMBX NA BB.9 Index	(7,939)	219,000	57,860	9/17/58	(500 bp) —	49,738
					Monthly
CMBX NA BBB– .10 Index	(955,214)	4,115,000	471,991	11/17/59	(300 bp) —	(485,281)
					Monthly
CMBX NA BBB– .10 Index	(605,828)	3,841,000	440,563	11/17/59	(300 bp) —	(167,186)
					Monthly
CMBX NA BBB– .10 Index	(672,541)	2,819,000	323,339	11/17/59	(300 bp) —	(350,611)
					Monthly
CMBX NA BBB– .10 Index	(474,999)	2,176,000	249,587	11/17/59	(300 bp) —	(226,500)
					Monthly
CMBX NA BBB– .10 Index	(442,014)	2,031,000	232,956	11/17/59	(300 bp) —	(210,074)
					Monthly
CMBX NA BBB– .10 Index	(311,275)	1,265,000	145,096	11/17/59	(300 bp) —	(166,812)
					Monthly
CMBX NA BBB– .10 Index	(122,025)	961,000	110,227	11/17/59	(300 bp) —	(12,279)
					Monthly
CMBX NA BBB– .12 Index	(294,881)	4,321,000	245,433	8/17/61	(300 bp) —	(51,609)
					Monthly

80 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 4/30/21 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB– .12 Index	$(120,943)	$536,000	$30,445	8/17/61	(300 bp) —	$(90,767)
					Monthly
CMBX NA BBB–.10 Index	(1,354,361)	4,546,000	521,426	11/17/59	(300 bp) —	(835,208)
					Monthly
CMBX NA BBB–.10 Index	(149,530)	1,173,000	134,543	11/17/59	(300 bp) —	(15,574)
					Monthly
CMBX NA BBB–.10 Index	(114,856)	901,000	103,345	11/17/59	(300 bp) —	(11,962)
					Monthly
CMBX NA BBB–.11 Index	(345,357)	1,079,000	55,676	11/18/54	(300 bp) —	(290,220)
					Monthly
CMBX NA BBB–.12 Index	(615,990)	1,953,000	110,930	8/17/61	(300 bp) —	(506,036)
					Monthly
CMBX NA BBB–.12 Index	(512,059)	1,453,000	82,530	8/17/61	(300 bp) —	(430,255)
					Monthly
CMBX NA BBB–.12 Index	(216,967)	1,281,000	72,761	8/17/61	(300 bp) —	(144,847)
					Monthly
CMBX NA BBB–.13 Index	(302,127)	3,987,000	249,586	12/16/72	(300 bp) —	(54,534)
					Monthly
CMBX NA BBB–.7 Index	(105,219)	481,000	95,815	1/17/47	(300 bp) —	(9,644)
					Monthly
CMBX NA BBB–.8 Index	(404,219)	2,587,000	393,483	10/17/57	(300 bp) —	(12,030)
					Monthly
CMBX NA BBB–.8 Index	(200,585)	1,269,000	193,015	10/17/57	(300 bp) —	(8,205)
					Monthly
CMBX NA BBB–.8 Index	(201,378)	1,269,000	193,015	10/17/57	(300 bp) —	(8,998)
					Monthly
CMBX NA BBB–.9 Index	(180,755)	764,000	77,240	9/17/58	(300 bp) —	(103,897)
					Monthly
Credit Suisse International
CMBX NA BB.10 Index	(123,951)	929,000	279,350	11/17/59	(500 bp) —	154,625
					Monthly
CMBX NA BB.10 Index	(110,117)	926,000	278,448	11/17/59	(500 bp) —	167,559
					Monthly
CMBX NA BB.10 Index	(60,658)	488,000	146,742	11/17/59	(500 bp) —	85,677
					Monthly
CMBX NA BB.7 Index	(173,028)	938,000	339,650	1/17/47	(500 bp) —	165,840
					Monthly
CMBX NA BB.7 Index	(140,307)	853,000	308,871	1/17/47	(500 bp) —	167,853
					Monthly
CMBX NA BB.7 Index	(11,314)	641,000	305,180	5/11/63	(500 bp) —	293,332
					Monthly
CMBX NA BB.8 Index	(115,646)	637,094	233,367	10/17/57	(500 bp) —	117,191
					Monthly
CMBX NA BB.9 Index	(228,964)	2,284,000	603,433	9/17/58	(500 bp) —	372,565
					Monthly

Income Fund 81

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 4/30/21 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International
CMBX NA BB.7 Index	$(175,691)	$1,161,000	$420,398	1/17/47	(500 bp) —	$243,739
					Monthly
CMBX NA BB.10 Index	(61,756)	205,000	61,644	11/17/59	(500 bp) —	(284)
					Monthly
CMBX NA BB.7 Index	(691,993)	3,408,000	1,234,037	1/17/47	(500 bp) —	539,204
					Monthly
CMBX NA BB.7 Index	(173,838)	1,061,000	384,188	1/17/47	(500 bp) —	209,466
					Monthly
CMBX NA BB.7 Index	(42,606)	252,000	91,249	1/17/47	(500 bp) —	48,433
					Monthly
CMBX NA BB.8 Index	(85,652)	729,762	267,312	10/17/57	(500 bp) —	181,052
					Monthly
CMBX NA BB.9 Index	(136,116)	1,263,000	333,685	9/17/58	(500 bp) —	196,516
					Monthly
CMBX NA BB.9 Index	(82,025)	786,000	207,661	9/17/58	(500 bp) —	124,981
					Monthly
CMBX NA BB.9 Index	(78,897)	663,000	175,165	9/17/58	(500 bp) —	95,716
					Monthly
CMBX NA BB.9 Index	(79,792)	663,000	175,165	9/17/58	(500 bp) —	94,820
					Monthly
CMBX NA BB.9 Index	(18,719)	482,000	127,344	9/17/58	(500 bp) —	108,223
					Monthly
CMBX NA BBB– .10 Index	(230,785)	1,480,000	169,756	11/17/59	(300 bp) —	(61,769)
					Monthly
CMBX NA BBB– .10 Index	(209,317)	957,000	109,768	11/17/59	(300 bp) —	(100,028)
					Monthly
CMBX NA BBB– .12 Index	(186,571)	957,000	54,358	8/17/61	(300 bp) —	(132,692)
					Monthly
CMBX NA BBB–.12 Index	(164,807)	488,000	27,718	8/17/61	(300 bp) —	(137,332)
					Monthly
CMBX NA BBB–.13 Index	(132,005)	1,742,000	109,049	12/16/72	(300 bp) —	(23,827)
					Monthly
CMBX NA BBB–.6 Index	(57,722)	235,000	66,529	5/11/63	(300 bp) —	8,689
					Monthly
CMBX NA BBB–.8 Index	(284,934)	1,817,000	276,366	10/17/57	(300 bp) —	(9,477)
					Monthly
CMBX NA BBB–.8 Index	(159,871)	1,036,000	157,576	10/17/57	(300 bp) —	(2,813)
					Monthly
JPMorgan Securities LLC
CMBX NA A.7 Index	(61,347)	2,910,000	184,785	1/17/47	(200 bp) —	122,468
					Monthly
CMBX NA BB.11 Index	(8,236,421)	15,102,000	1,970,811	11/18/54	(500 bp) —	(6,278,195)
					Monthly
CMBX NA BB.11 Index	(490,603)	953,000	453,723	5/11/63	(500 bp) —	(37,674)
					Monthly
CMBX NA BB.12 Index	(246,049)	448,000	59,539	8/17/61	(500 bp) —	(186,883)
					Monthly

82 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 4/30/21 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BB.17 Index	$(157,669)	$322,000	$116,596	1/17/47	(500 bp) —	$(41,341)
					Monthly
CMBX NA BB.8 Index	(911,950)	1,776,138	650,599	10/17/57	(500 bp) —	(262,831)
					Monthly
CMBX NA BB.9 Index	(485,308)	982,000	259,444	9/17/58	(500 bp) —	(226,682)
					Monthly
CMBX NA BBB– .10 Index	(172,837)	1,048,000	120,206	11/17/59	(300 bp) —	(53,156)
					Monthly
CMBX NA BBB– .12 Index	(142,113)	697,000	39,590	8/17/61	(300 bp) —	(102,872)
					Monthly
CMBX NA BBB–.10 Index	(789,914)	2,804,000	321,619	11/17/59	(300 bp) —	(469,697)
					Monthly
CMBX NA BBB–.10 Index	(443,013)	1,487,000	170,559	11/17/59	(300 bp) —	(273,197)
					Monthly
CMBX NA BBB–.11 Index	(730,141)	3,622,000	186,895	11/18/54	(300 bp) —	(545,056)
					Monthly
CMBX NA BBB–.11 Index	(743,952)	2,367,000	122,137	11/18/54	(300 bp) —	(622,999)
					Monthly
CMBX NA BBB–.11 Index	(428,771)	1,330,000	68,628	11/18/54	(300 bp) —	(360,808)
					Monthly
CMBX NA BBB–.11 Index	(383,134)	1,219,000	62,900	11/18/54	(300 bp) —	(320,843)
					Monthly
CMBX NA BBB–.11 Index	(53,670)	171,000	8,824	11/18/54	(300 bp) —	(44,932)
					Monthly
CMBX NA BBB–.12 Index	(355,028)	1,070,000	60,776	8/17/61	(300 bp) —	(294,787)
					Monthly
CMBX NA BBB–.12 Index	(85,911)	246,000	13,973	8/17/61	(300 bp) —	(72,061)
					Monthly
Merrill Lynch International
CMBX NA BB.10 Index	(50,925)	895,000	269,127	11/17/59	(500 bp) —	217,456
					Monthly
CMBX NA BB.11 Index	(1,463,431)	2,961,000	386,411	11/18/54	(500 bp) —	(1,079,488)
					Monthly
CMBX NA BB.9 Index	(341,614)	8,769,000	2,316,770	9/17/58	(500 bp) —	1,967,848
					Monthly
CMBX NA BBB– .10 Index	(419,041)	1,934,000	221,830	11/17/59	(300 bp) —	(198,179)
					Monthly
CMBX NA BBB–.7 Index	(69,410)	847,000	168,722	1/17/47	(300 bp) —	98,889
					Monthly
CMBX NA BBB–.9 Index	(110,408)	596,000	60,256	9/17/58	(300 bp) —	(50,450)
					Monthly
CMBX NA BBB–.9 Index	(51,684)	279,000	28,207	9/17/58	(300 bp) —	(23,617)
					Monthly

Income Fund 83

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 4/30/21 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	$(148,658)	$1,459,000	$290,633	1/17/47	(300 bp) —	$141,246
					Monthly
CMBX NA BB.10 Index	(46,985)	448,000	134,714	11/17/59	(500 bp) —	87,356
					Monthly
CMBX NA BB.11 Index	(246,500)	2,510,000	327,555	11/18/54	(500 bp) —	78,963
					Monthly
CMBX NA BB.11 Index	(21,822)	229,000	29,885	11/18/54	(500 bp) —	7,872
					Monthly
CMBX NA BB.11 Index	(14,446)	148,000	19,314	11/18/54	(500 bp) —	4,745
					Monthly
CMBX NA BB.12 Index	(94,662)	1,324,000	175,960	8/17/61	(500 bp) —	80,195
					Monthly
CMBX NA BB.12 Index	(59,946)	821,000	109,111	8/17/61	(500 bp) —	48,481
					Monthly
CMBX NA BB.12 Index	(30,303)	371,000	49,306	9/17/58	(500 bp) —	18,694
					Monthly
CMBX NA BB.12 Index	(37,800)	63,000	8,373	8/17/61	(500 bp) —	(29,480)
					Monthly
CMBX NA BB.8 Index	(520,083)	1,015,487	371,973	10/17/57	(500 bp) —	(148,956)
					Monthly
CMBX NA BB.9 Index	(161,020)	1,328,000	350,858	9/17/58	(500 bp) —	188,731
					Monthly
CMBX NA BB.9 Index	(52,192)	1,053,000	278,203	9/17/58	(500 bp) —	225,134
					Monthly
CMBX NA BB.9 Index	(63,213)	719,000	189,960	9/17/58	(500 bp) —	126,147
					Monthly
CMBX NA BB.9 Index	(80,510)	664,000	175,429	9/17/58	(500 bp) —	94,366
					Monthly
CMBX NA BB.9 Index	(35,566)	585,000	154,557	9/17/58	(500 bp) —	118,503
					Monthly
CMBX NA BB.9 Index	(35,981)	585,000	154,557	9/17/58	(500 bp) —	118,089
					Monthly
CMBX NA BB.9 Index	(25,667)	417,000	110,171	9/17/58	(500 bp) —	84,157
					Monthly
CMBX NA BB.9 Index	(11,194)	149,000	39,366	9/17/58	(500 bp) —	28,047
					Monthly
CMBX NA BB.9 Index	(13,649)	148,000	39,102	9/17/58	(500 bp) —	25,330
					Monthly
CMBX NA BB.9 Index	(6,858)	127,000	33,553	9/17/58	(500 bp) —	26,590
					Monthly
CMBX NA BB.9 Index	(938)	24,000	6,341	9/17/58	(500 bp) —	5,383
					Monthly
CMBX NA BBB– .10 Index	(768,695)	4,414,000	506,286	11/17/59	(300 bp) —	(264,616)
					Monthly
CMBX NA BBB– .10 Index	(299,543)	2,500,000	286,750	11/17/59	(300 bp) —	(14,043)
					Monthly
CMBX NA BBB– .10 Index	(586,807)	2,407,000	276,083	11/17/59	(300 bp) —	(311,928)
					Monthly

84 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 4/30/21 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB– .10 Index	$(481,301)	$2,035,000	$233,415	11/17/59	(300 bp) —	$(248,904)
					Monthly
CMBX NA BBB– .10 Index	(256,070)	1,519,000	174,229	11/17/59	(300 bp) —	(82,600)
					Monthly
CMBX NA BBB– .10 Index	(234,007)	1,072,000	122,958	11/17/59	(300 bp) —	(111,585)
					Monthly
CMBX NA BBB– .10 Index	(231,661)	1,009,000	115,732	11/17/59	(300 bp) —	(116,433)
					Monthly
CMBX NA BBB– .10 Index	(107,406)	750,000	86,025	11/17/59	(300 bp) —	(21,756)
					Monthly
CMBX NA BBB– .10 Index	(75,985)	592,000	67,902	11/17/59	(300 bp) —	(8,378)
					Monthly
CMBX NA BBB– .10 Index	(79,574)	367,000	42,095	11/17/59	(300 bp) —	(37,663)
					Monthly
CMBX NA BBB– .10 Index	(70,063)	324,000	37,163	11/17/59	(300 bp) —	(33,062)
					Monthly
CMBX NA BBB– .12 Index	(168,400)	807,000	45,838	8/17/61	(300 bp) —	(122,966)
					Monthly
CMBX NA BBB–.10 Index	(358,928)	2,909,000	333,662	11/17/59	(300 bp) —	(26,721)
					Monthly
CMBX NA BBB–.10 Index	(278,002)	2,192,000	251,422	11/17/59	(300 bp) —	(27,676)
					Monthly
CMBX NA BBB–.10 Index	(200,512)	1,581,000	181,341	11/17/59	(300 bp) —	(19,962)
					Monthly
CMBX NA BBB–.11 Index	(380,449)	1,219,000	62,900	11/18/54	(300 bp) —	(318,158)
					Monthly
CMBX NA BBB–.11 Index	(365,237)	1,154,000	59,546	11/18/54	(300 bp) —	(306,267)
					Monthly
CMBX NA BBB–.7 Index	(8,254)	130,000	25,896	1/17/47	(300 bp) —	17,577
					Monthly
CMBX NA BBB–.8 Index	(403,586)	2,634,000	400,631	10/17/57	(300 bp) —	(4,272)
					Monthly
CMBX NA BBB–.8 Index	(295,701)	1,897,000	288,534	10/17/57	(300 bp) —	(8,115)
					Monthly
CMBX NA BBB–.8 Index	(166,563)	1,066,000	162,139	10/17/57	(300 bp) —	(4,957)
					Monthly
CMBX NA BBB–.8 Index	(163,617)	1,056,000	160,618	10/17/57	(300 bp) —	(3,528)
					Monthly
CMBX NA BBB–.8 Index	(150,761)	973,000	147,993	10/17/57	(300 bp) —	(2,755)
					Monthly
Upfront premium received	—	Unrealized appreciation				8,343,575
Upfront premium (paid)	(39,066,674)	Unrealized (depreciation)				(18,647,889)
Total	$(39,066,674)	Total				$(10,304,314)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Income Fund 85

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$138,954,124	$—
Collateralized loan obligations	—	68,955,363	—
Corporate bonds and notes	—	1,116,351,288	—
Mortgage-backed securities	—	1,426,329,450	—
Municipal bonds and notes	—	3,407,586	—
Purchased options outstanding	—	8,201,720	—
Purchased swap options outstanding	—	52,472,508	—
U.S. government and agency mortgage obligations	—	2,632,690,264	—
U.S. treasury obligations	—	328,709	—
Short-term investments	6,874,000	992,398,428	—
Totals by level	$6,874,000	$6,440,089,440	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$(11,952,144)	$—	$—
Written options outstanding	—	(5,272,340)	—
Written swap options outstanding	—	(103,126,432)	—
Forward premium swap option contracts	—	2,296,001	—
TBA sale commitments	—	(1,387,633,833)	—
Interest rate swap contracts	—	3,590,672	—
Total return swap contracts	—	(9,555,850)	—
Credit default contracts	—	(131,115,835)	—
Totals by level	$(11,952,144)	$(1,630,817,617)	$—

The accompanying notes are an integral part of these financial statements.

86 Income Fund

Statement of assets and liabilities 4/30/21 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $6,190,050,986)	$6,196,872,777
Affiliated issuers (identified cost $250,090,663) (Notes 1 and 5)	250,090,663
Cash	7,760
Interest and other receivables	25,696,233
Receivable for shares of the fund sold	8,545,164
Receivable for investments sold	82,223
Receivable for sales of TBA securities (Note 1)	833,212,011
Receivable for variation margin on futures contracts (Note 1)	497,591
Receivable for variation margin on centrally cleared swap contracts (Note 1)	1,931,570
Unrealized appreciation on forward premium swap option contracts (Note 1)	35,531,442
Unrealized appreciation on OTC swap contracts (Note 1)	22,659,934
Premium paid on OTC swap contracts (Note 1)	39,138,669
Prepaid assets	108,468
Total assets	7,414,374,505

LIABILITIES
Payable for investments purchased	6,268,132
Payable for purchases of delayed delivery securities (Note 1)	3,136,625
Payable for purchases of TBA securities (Note 1)	1,917,814,751
Payable for shares of the fund repurchased	8,075,449
Payable for compensation of Manager (Note 2)	196,047
Payable for custodian fees (Note 2)	126,988
Payable for investor servicing fees (Note 2)	905,563
Payable for Trustee compensation and expenses (Note 2)	434,524
Payable for administrative services (Note 2)	12,040
Payable for distribution fees (Note 2)	272,086
Payable for variation margin on centrally cleared swap contracts (Note 1)	2,239,412
Unrealized depreciation on OTC swap contracts (Note 1)	94,959,818
Premium received on OTC swap contracts (Note 1)	97,924,168
Unrealized depreciation on forward premium swap option contracts (Note 1)	33,235,441
Written options outstanding, at value (premiums $101,677,508) (Note 1)	108,398,772
TBA sale commitments, at value (proceeds receivable $1,384,141,680) (Note 1)	1,387,633,833
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 9)	7,202,709
Other accrued expenses	417,367
Total liabilities	3,669,253,725

Net assets	$3,745,120,780

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,829,336,339
Total distributable earnings (Note 1)	(84,215,559)
Total — Representing net assets applicable to capital shares outstanding	$3,745,120,780

(Continued on next page)

Income Fund 87

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($775,794,460 divided by 110,332,740 shares)	$7.03
Offering price per class A share (100/96.00 of $7.03)*	$7.32
Net asset value and offering price per class B share ($5,187,046 divided by 747,554 shares)**	$6.94
Net asset value and offering price per class C share ($94,595,105 divided by 13,595,436 shares)**	$6.96
Net asset value and redemption price per class M share
($56,152,820 divided by 8,256,100 shares)	$6.80
Offering price per class M share (100/96.75 of $6.80)†	$7.03
Net asset value, offering price and redemption price per class R share
($11,439,992 divided by 1,644,239 shares)	$6.96
Net asset value, offering price and redemption price per class R5 share
($5,659,024 divided by 795,183 shares)	$7.12
Net asset value, offering price and redemption price per class R6 share
($213,131,516 divided by 29,728,648 shares)	$7.17
Net asset value, offering price and redemption price per class Y share
($2,583,160,817 divided by 360,269,483 shares)	$7.17

*On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

†On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

88 Income Fund

Statement of operations Six months ended 4/30/21 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $196,213 from investments in affiliated issuers) (Note 5)	$58,188,216
Total investment income	58,188,216

EXPENSES
Compensation of Manager (Note 2)	7,487,099
Investor servicing fees (Note 2)	2,757,939
Custodian fees (Note 2)	151,134
Trustee compensation and expenses (Note 2)	92,444
Distribution fees (Note 2)	1,764,774
Administrative services (Note 2)	68,581
Other	703,489
Fees waived and reimbursed by Manager (Note 2)	(2,038,621)
Total expenses	10,986,839
Expense reduction (Note 2)	(4,915)
Net expenses	10,981,924

Net investment income	47,206,292

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	12,389,197
Net increase from payments by affiliates (Note 2)	1,016
Futures contracts (Note 1)	(50,676,205)
Swap contracts (Note 1)	23,145,245
Written options (Note 1)	(9,429,634)
Total net realized loss	(24,570,381)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(62,398,586)
Futures contracts	17,566
Swap contracts	10,735,610
Written options	41,078,097
Total change in net unrealized depreciation	(10,567,313)

Net loss on investments	(35,137,694)

Net increase in net assets resulting from operations	$12,068,598

The accompanying notes are an integral part of these financial statements.

Income Fund 89

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 4/30/21*	Year ended 10/31/20
Operations
Net investment income	$47,206,292	$75,386,729
Net realized gain (loss) on investments	(24,570,381)	202,519,587
Change in net unrealized depreciation of investments	(10,567,313)	(133,321,659)
Net increase in net assets resulting from operations	12,068,598	144,584,657
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(8,121,101)	(6,188,775)
Class B	(36,449)	(39,474)
Class C	(695,139)	(337,639)
Class M	(544,503)	(499,186)
Class R	(107,486)	(84,362)
Class R5	(64,938)	(62,542)
Class R6	(2,231,906)	(1,569,637)
Class Y	(29,722,942)	(13,387,358)
Net realized short-term gain on investments
Class A	(23,662,198)	(17,340,465)
Class B	(178,466)	(156,556)
Class C	(3,449,255)	(2,642,363)
Class M	(1,788,072)	(1,362,747)
Class R	(351,693)	(259,583)
Class R5	(154,878)	(112,168)
Class R6	(5,209,514)	(3,715,126)
Class Y	(78,326,037)	(50,303,834)
From net realized long-term gain on investments
Class A	(1,450,983)	(6,050,702)
Class B	(10,944)	(73,680)
Class C	(211,511)	(1,030,496)
Class M	(109,646)	(533,426)
Class R	(21,566)	(97,366)
Class R5	(9,497)	(41,189)
Class R6	(319,451)	(1,083,349)
Class Y	(4,803,012)	(11,345,106)
Increase (decrease) from capital share transactions (Note 4)	(20,955,208)	1,418,762,928
Total increase (decrease) in net assets	(170,467,797)	1,445,030,456

NET ASSETS
Beginning of period	3,915,588,577	2,470,558,121
End of period	$3,745,120,780	$3,915,588,577

*Unaudited.

The accompanying notes are an integral part of these financial statements.

90 Income Fund

This page left blank intentionally.

Income Fund 91

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From net						expenses	investment
	value,		and unrealized	Total from	From net	realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)[d]
Class A
April 30, 2021**	$7.31	.08	(.06)	.02	(.07)	(.23)	(.30)	—	$7.03	.18*	$775,794	.36*e	1.11*e	554*
October 31, 2020	7.25	.16	.17	.33	(.06)	(.21)	(.27)	—	7.31	4.80	814,135	.74[e]	2.19[e]	1,025
October 31, 2019	6.69	.23	.57	.80	(.24)	—	(.24)	—	7.25	12.18	731,358.85		3.25	820
October 31, 2018	6.93	.27	(.27)	—[f]	(.24)	—	(.24)	—[g]	6.69	(.01)	599,510.87		4.01	825
October 31, 2017	6.89	.25	.03	.28	(.24)	—	(.24)	—	6.93	4.16	668,024.88		3.67	1,055
October 31, 2016	6.94	.24	(.08)	.16	(.21)	—	(.21)	—	6.89	2.33	829,643	.87[i]	3.45[i]	981
Class B
April 30, 2021**	$7.21	.05	(.05)	—[f]	(.04)	(.23)	(.27)	—	$6.94	(.08)*	$5,187	.73*e	.73*e	554*
October 31, 2020	7.16	.11	.16	.27	(.01)	(.21)	(.22)	—	7.21	3.96	6,557	1.49[e]	1.49[e]	1,025
October 31, 2019	6.61	.17	.57	.74	(.19)	—	(.19)	—	7.16	11.34	9,471	1.60	2.55	820
October 31, 2018	6.85	.22	(.27)	(.05)	(.19)	—	(.19)	—[g]	6.61	(.74)	12,173	1.62	3.24	825
October 31, 2017	6.82	.20	.02	.22	(.19)	—	(.19)	—	6.85	3.30	19,402	1.63	2.92	1,055
October 31, 2016	6.87	.18	(.07)	.11	(.16)	—	(.16)	—	6.82	1.59	24,859	1.62[i]	2.70[i]	981
Class C
April 30, 2021**	$7.23	.05	(.04)	.01	(.05)	(.23)	(.28)	—	$6.96	(.06)*	$94,595	.73*e	.74*e	554*
October 31, 2020	7.18	.10	.17	.27	(.01)	(.21)	(.22)	—	7.23	3.95	120,340	1.49[e]	1.46[e]	1,025
October 31, 2019	6.63	.17	.57	.74	(.19)	—	(.19)	—	7.18	11.31	125,300	1.60	2.50	820
October 31, 2018	6.87	.22	(.27)	(.05)	(.19)	—	(.19)	—[g]	6.63	(.75)	103,791	1.62	3.24	825
October 31, 2017	6.84	.20	.02	.22	(.19)	—	(.19)	—	6.87	3.28	131,467	1.63	2.92	1,055
October 31, 2016	6.88	.18	(.06)	.12	(.16)	—	(.16)	—	6.84	1.74	180,492	1.62[i]	2.70[i]	981
Class M
April 30, 2021**	$7.08	.07	(.05)	.02	(.07)	(.23)	(.30)	—	$6.80	.08*	$56,153	.48*e	.99*e	554*
October 31, 2020	7.03	.14	.17	.31	(.05)	(.21)	(.26)	—	7.08	4.57	60,661	.99[e]	1.97[e]	1,025
October 31, 2019	6.50	.20	.56	.76	(.23)	—	(.23)	—	7.03	11.85	76,324	1.10	3.01	820
October 31, 2018	6.74	.25	(.26)	(.01)	(.23)	—	(.23)	—[g]	6.50	(.20)	72,688	1.12	3.75	825
October 31, 2017	6.72	.23	.02	.25	(.23)	—	(.23)	—	6.74	3.77	79,485	1.13	3.42	1,055
October 31, 2016	6.77	.21	(.06)	.15	(.20)	—	(.20)	—	6.72	2.21	88,869	1.12[i]	3.20[i]	981
Class R
April 30, 2021**	$7.23	.07	(.05)	.02	(.06)	(.23)	(.29)	—	$6.96	.20*	$11,440	.48*e	1.00*e	554*
October 31, 2020	7.18	.14	.17	.31	(.05)	(.21)	(.26)	—	7.23	4.46	11,932	.99[e]	1.95[e]	1,025
October 31, 2019	6.62	.21	.57	.78	(.22)	—	(.22)	—	7.18	12.04	12,699	1.10	3.02	820
October 31, 2018	6.86	.26	(.27)	(.01)	(.23)	—	(.23)	—[g]	6.62	(.22)	12,382	1.12	3.76	825
October 31, 2017	6.84	.23	.02	.25	(.23)	—	(.23)	—	6.86	3.66	15,675	1.13	3.43	1,055
October 31, 2016	6.88	.22	(.07)	.15	(.19)	—	(.19)	—	6.84	2.29	25,266	1.12[i]	3.21[i]	981

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

92 Income Fund	Income Fund 93

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From net						expenses	investment
	value,		and unrealized	Total from	From net	realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)[d]
Class R5
April 30, 2021**	$7.39	.09	(.05)	.04	(.08)	(.23)	(.31)	—	$7.12	.46*	$5,659	.22*e	1.25*e	554*
October 31, 2020	7.33	.18	.18	.36	(.09)	(.21)	(.30)	—	7.39	5.09	5,408	.45[e]	2.48[e]	1,025
October 31, 2019	6.77	.25	.57	.82	(.26)	—	(.26)	—	7.33	12.41	5,105.57		3.55	820
October 31, 2018	7.01	.30	(.28)	.02	(.26)	—	(.26)	—[g]	6.77	.33	5,149.58		4.29	825
October 31, 2017	6.97	.26[h]	.04	.30	(.26)	—	(.26)	—	7.01	4.45	3,510.58		3.81[h]	1,055
October 31, 2016	7.02	.26	(.08)	.18	(.23)	—	(.23)	—	6.97	2.66	5,069	.57[i]	3.76[i]	981
Class R6
April 30, 2021**	$7.44	.09	(.05)	.04	(.08)	(.23)	(.31)	—	$7.17	.47*	$213,132	.19*e	1.29*e	554*
October 31, 2020	7.38	.18	.18	.36	(.09)	(.21)	(.30)	—	7.44	5.06	187,674	.38[e]	2.51[e]	1,025
October 31, 2019	6.80	.25	.59	.84	(.26)	—	(.26)	—	7.38	12.65	129,746.50		3.57	820
October 31, 2018	7.04	.30	(.28)	.02	(.26)	—	(.26)	—[g]	6.80	.33	88,269.51		4.37	825
October 31, 2017	7.00	.28	.02	.30	(.26)	—	(.26)	—	7.04	4.45	73,329.51		4.05	1,055
October 31, 2016	7.04	.27	(.08)	.19	(.23)	—	(.23)	—	7.00	2.80	76,616	.50[i]	3.82[i]	981
Class Y
April 30, 2021**	$7.44	.09	(.05)	.04	(.08)	(.23)	(.31)	—	$7.17	.42*	$2,583,161	.24*e	1.24*e	554*
October 31, 2020	7.38	.17	.18	.35	(.08)	(.21)	(.29)	—	7.44	4.95	2,708,880	.49[e]	2.36[e]	1,025
October 31, 2019	6.80	.24	.60	.84	(.26)	—	(.26)	—	7.38	12.51	1,380,554.60		3.42	820
October 31, 2018	7.03	.30	(.28)	.02	(.25)	—	(.25)	—[g]	6.80	.32	674,882.62		4.26	825
October 31, 2017	6.99	.27	.02	.29	(.25)	—	(.25)	—	7.03	4.30	574,349.63		3.92	1,055
October 31, 2016	7.03	.26	(.08)	.18	(.22)	—	(.22)	—	6.99	2.68	660,506	.62[i]	3.71[i]	981

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.05% as of 4/30/21 and 0.10% as of 10/31/20, as a percentage of average net assets (Note 2).

f Amount represents less than $0.01 per share.

g Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Barclay’s Capital Inc. which amounted to less than $0.01 per share outstanding on November 20, 2017.

h The net investment income and per share amount shown for the period ending October 31, 2017, may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.

i Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

94 Income Fund	Income Fund 95

Notes to financial statements 4/30/21 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2020 through April 30, 2021.

Putnam Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek high current income consistent with what Putnam Management believes to be prudent risk. The fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide denominated in U.S. dollars, are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses to a significant extent derivatives, such as futures, options, and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Prior to March 1, 2021, class C shares generally converted to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class M, class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

96 Income Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Income Fund 97

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally

98 Income Fund

cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally

Income Fund 99

cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to

100 Income Fund

certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $183,585,891 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $187,123,259 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $4,868,668,914,

Income Fund 101

resulting in gross unrealized appreciation and depreciation of $320,548,551 and $385,023,786, respectively, or net unrealized depreciation of $64,475,235.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.550%	of the first $5 billion,	0.350%	of the next $50 billion,
0.500%	of the next $5 billion,	0.330%	of the next $50 billion,
0.450%	of the next $10 billion,	0.320%	of the next $100 billion and
0.400%	of the next $10 billion,	0.315%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.190% of the fund’s average net assets.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through February 28, 2022, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.33% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $2,038,621 as a result of these limits.

Putnam Management has also contractually agreed, through February 28, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $1,016 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined

102 Income Fund

contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$589,182	Class R5	3,414
Class B	4,297	Class R6	48,807
Class C	80,490	Class Y	1,980,792
Class M	42,307	Total	$2,757,939
Class R	8,650

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $4,915 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $2,584, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,008,828
Class B	1.00%	1.00%	29,459
Class C	1.00%	1.00%	551,909
Class M	1.00%	0.50%	144,981
Class R	1.00%	0.50%	29,597
Total			$1,764,774

Income Fund 103

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $29,696 and $10 from the sale of class A and class M shares, respectively, and received $456 and $337 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $6,071 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$25,415,945,255	$25,674,769,706
U.S. government securities (Long-term)	—	—
Total	$25,415,945,255	$25,674,769,706

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 4/30/21		YEAR ENDED 10/31/20
Class A	Shares	Amount	Shares	Amount
Shares sold	15,288,676	$110,365,208	40,358,589	$292,288,535
Shares issued in connection with
reinvestment of distributions	4,127,230	29,640,241	3,689,928	26,450,519
	19,415,906	140,005,449	44,048,517	318,739,054
Shares repurchased	(20,493,331)	(147,176,277)	(33,553,294)	(240,791,158)
Net increase (decrease)	(1,077,425)	$(7,170,828)	10,495,223	$77,947,896

	SIX MONTHS ENDED 4/30/21		YEAR ENDED 10/31/20
Class B	Shares	Amount	Shares	Amount
Shares sold	41,939	$300,093	142,243	$1,015,745
Shares issued in connection with
reinvestment of distributions	28,405	201,524	34,851	246,229
	70,344	501,617	177,094	1,261,974
Shares repurchased	(231,801)	(1,651,518)	(591,177)	(4,214,238)
Net decrease	(161,457)	$(1,149,901)	(414,083)	$(2,952,264)

104 Income Fund

	SIX MONTHS ENDED 4/30/21		YEAR ENDED 10/31/20
Class C	Shares	Amount	Shares	Amount
Shares sold	1,151,397	$8,259,697	6,154,984	$44,164,580
Shares issued in connection with
reinvestment of distributions	554,722	3,946,479	485,385	3,440,260
	1,706,119	12,206,176	6,640,369	47,604,840
Shares repurchased	(4,747,384)	(33,626,668)	(7,460,960)	(53,494,856)
Net decrease	(3,041,265)	$(21,420,492)	(820,591)	$(5,890,016)

	SIX MONTHS ENDED 4/30/21		YEAR ENDED 10/31/20
Class M	Shares	Amount	Shares	Amount
Shares sold	1,600	$11,268	30,645	$215,970
Shares issued in connection with
reinvestment of distributions	—	—	4,082	28,694
	1,600	11,268	34,727	244,664
Shares repurchased	(314,200)	(2,203,227)	(2,320,386)	(16,330,063)
Net decrease	(312,600)	$(2,191,959)	(2,285,659)	$(16,085,399)

	SIX MONTHS ENDED 4/30/21		YEAR ENDED 10/31/20
Class R	Shares	Amount	Shares	Amount
Shares sold	267,012	$1,909,370	729,339	$5,211,229
Shares issued in connection with
reinvestment of distributions	64,519	458,842	58,449	414,523
	331,531	2,368,212	787,788	5,625,752
Shares repurchased	(336,667)	(2,394,923)	(907,590)	(6,474,530)
Net decrease	(5,136)	$(26,711)	(119,802)	$(848,778)

	SIX MONTHS ENDED 4/30/21		YEAR ENDED 10/31/20
Class R5	Shares	Amount	Shares	Amount
Shares sold	123,811	$899,456	113,027	$830,717
Shares issued in connection with
reinvestment of distributions	31,549	229,313	29,754	215,899
	155,360	1,128,769	142,781	1,046,616
Shares repurchased	(91,678)	(661,371)	(107,529)	(784,333)
Net increase	63,682	$467,398	35,252	$262,283

	SIX MONTHS ENDED 4/30/21		YEAR ENDED 10/31/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	9,769,609	$71,229,128	15,465,729	$113,765,129
Shares issued in connection with
reinvestment of distributions	999,893	7,316,625	816,145	5,962,254
	10,769,502	78,545,753	16,281,874	119,727,383
Shares repurchased	(6,249,853)	(46,086,154)	(8,663,015)	(63,669,790)
Net increase	4,519,649	$32,459,599	7,618,859	$56,057,593

Income Fund 105

	SIX MONTHS ENDED 4/30/21		YEAR ENDED 10/31/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	82,100,353	$603,401,938	304,936,941	$2,246,954,376
Shares issued in connection with
reinvestment of distributions	13,428,007	98,296,175	8,628,203	63,082,424
	95,528,360	701,698,113	313,565,144	2,310,036,800
Shares repurchased	(99,128,821)	(723,620,427)	(136,843,174)	(999,765,187)
Net increase (decrease)	(3,600,461)	$(21,922,314)	176,721,970	$1,310,271,613

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/20	cost	proceeds	income	of 4/30/21
Short-term investments
Putnam Short Term
Investment Fund*	$350,634,973	$204,607,350	$305,151,660	$196,213	$250,090,663
Total Short-term
investments	$350,634,973	$204,607,350	$305,151,660	$196,213	$250,090,663

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. In November 2020, this date was extended until June 30, 2023 for certain widely followed tenors (overnight and one-, three-, six-, and 12-month U.S. dollar LIBOR). LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to June 30, 2023.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

106 Income Fund

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$1,260,600,000
Purchased swap option contracts (contract amount)	$4,245,900,000
Written TBA commitment option contracts (contract amount)	$1,260,600,000
Written swap option contracts (contract amount)	$3,108,300,000
Futures contracts (number of contracts)	11,000
Centrally cleared interest rate swap contracts (notional)	$6,624,600,000
OTC total return swap contracts (notional)	$88,200,000
Centrally cleared total return swap contracts (notional)	$305,200,000
OTC credit default contracts (notional)	$991,200,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$28,830,431	Payables	$159,979,652
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	171,635,679*	Unrealized depreciation	234,948,158*
Total		$200,466,110		$394,927,810

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging instruments
under ASC 815	Options	Futures	Swaps	Total
Credit contracts	$—	$—	$(11,912,243)	$(11,912,243)
Interest rate contracts	(5,948,855)	(50,676,205)	35,057,488	$(21,567,572)
Total	$(5,948,855)	$(50,676,205)	$23,145,245	$(33,479,815)

Income Fund 107

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging instruments
under ASC 815	Options	Futures	Swaps	Total
Credit contracts	$—	$—	$28,183,924	$28,183,924
Interest rate contracts	(2,681,638)	17,566	(17,448,314)	$(20,112,386)
Total	$(2,681,638)	$17,566	$10,735,610	$8,071,538

Note 8: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

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Income Fund 109

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	Toronto- Dominion Bank	UBS AG	Wells Fargo Bank, N.A.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$ 1,369,521	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$ 1,369,521
OTC Total return swap contracts*#	—	71,214	—	5,997	—	18,037	—	33,321	5,049	8,948	—	—	—	—	—	—	142,566
Centrally cleared total return
swap contracts§	—	—	562,049	—	—	—	—	—	—	—	—	—	—	—	—	—	562,049
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	68,071	—	—	—	—	—	—	68,071
OTC Credit default contracts —
protection purchased*#	—	—	—	—	6,462,822	2,488,627	—	4,435,714	—	4,846,285	3,438,972	7,089,940	—	—	—	—	28,762,360
Futures contracts§	—	—	—	—	—	—	—	—	—	497,591	—	—	—	—	—	—	497,591
Forward premium swap
option contracts#	7,860,880	—	—	4,547,288	—	—	—	707,068	4,970,676	—	—	255,057	—	3,593,998	8,422,114	5,174,361	35,531,442
Purchased swap options**#	31,230,979	—	—	216,395	—	—	3,080,910	1,475,121	—	—	—	14,054,720	1,641,420	772,963	—	—	52,472,508
Purchased options**#	—	—	—	—	—	—	—	—	8,201,720	—	—	—	—	—	—	—	8,201,720
Total Assets	$39,091,859	$71,214	$1,931,570	$4,769,680	$6,462,822	$2,506,664	$3,080,910	$6,651,224	$13,177,445	$5,420,895	$3,438,972	$21,399,717	$1,641,420	$4,366,961	$8,422,114	$5,174,361	$127,607,828
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	1,947,335	—	—	—	—	—	—	—	—	—	—	—	—	—	1,947,335
OTC Total return swap contracts*#	2,472	30,821	—	—	—	14,574	—	21,744	—	9,117	—	33,386	—	—	—	—	112,114
Centrally cleared total return
swap contracts§	—	—	292,077	—	—	—	—	—	—	—	—	—	—	—	—	—	292,077
OTC Credit default contracts —
protection sold*#	682,761	—	—	—	51,156,241	15,535,004	—	18,313,658	—	33,893,548	10,880,665	29,484,389	—	—	—	—	159,946,266
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forward premium swap
option contracts#	10,187,261	—	—	3,323,035	—	—	—	1,037,002	7,778,507	—	—	490,631	—	1,936,780	5,132,493	3,349,732	33,235,441
Written swap options#	32,342,351	—	—	4,468,820	—	—	—	11,715,081	16,979,570	—	—	32,385,421	—	2,199,001	1,533,289	1,502,899	103,126,432
Written options#	—	—	—	—	—	—	—	—	5,272,340	—	—	—	—	—	—	—	5,272,340
Total Liabilities	$43,214,845	$30,821	$2,239,412	$7,791,855	$51,156,241	$15,549,578	$—	$31,087,485	$30,030,417	$33,902,665	$10,880,665	$62,393,827	$—	$4,135,781	$6,665,782	$4,852,631	$303,932,005
Total Financial and Derivative
Net Assets	$(4,122,986)	$40,393	$(307,842)	$(3,022,175)	$(44,693,419)	$(13,042,914)	$3,080,910	$(24,436,261)	$(16,852,972)	$(28,481,770)	$(7,441,693)	$(40,994,110)	$1,641,420	$231,180	$1,756,332	$321,730	$(176,324,177)
Total collateral received (pledged)†##	$(4,122,986)	$—	$—	$(2,989,941)	$(44,693,419)	$(13,042,914)	$3,080,910	$(24,436,261)	$(16,852,972)	$(28,481,770)	$(7,441,693)	$(40,966,710)	$1,570,000	$231,180	$1,756,332	$321,730
Net amount	$—	$40,393	$(307,842)	$(32,234)	$—	$—	$—	$—	$—	$—	$—	$(27,400)	$71,420	$—	$—	$—

110 Income Fund	Income Fund 111

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	Toronto- Dominion Bank	UBS AG	Wells Fargo Bank, N.A.	Total
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—	$—	$—	$3,180,000	$—	$—	$78,000	$—	$—	$1,570,000	$240,000	$1,806,000	$328,709	$7,202,709
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$(4,480,860)	$—	$—	$(2,989,941)	$(44,963,259)	$(13,120,316)	$—	$(24,578,159)	$(19,354,998)	$(29,135,255)	$(7,533,761)	$(40,966,710)	$—	$—	$—	$—	$(187,123,259)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $13,292,908 and $49,845,882, respectively.

112 Income Fund	Income Fund 113

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Emerging Markets Equity Fund	Convertible Securities Fund
Focused Equity Fund	Diversified Income Trust
Focused International Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Multi-Cap Core Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
International Value Fund
Large Cap Value Fund	State tax-free income funds‡:
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania.

114 Income Fund

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2065 Fund
Putnam Retirement Advantage 2060 Fund
Putnam PanAgora§	Putnam Retirement Advantage 2055 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2050 Fund
Putnam Retirement Advantage 2045 Fund
Asset Allocation	Putnam Retirement Advantage 2040 Fund
Dynamic Risk Allocation Fund	Putnam Retirement Advantage 2035 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2030 Fund
Putnam Retirement Advantage 2025 Fund
Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund	RetirementReady® Maturity Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® 2065 Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

§ Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Income Fund 115

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

116 Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
Marketing Services	Mona K. Sutphen	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Principal Accounting Officer,
	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 28, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 28, 2021